UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ----------

                             TEMPLETON INCOME TRUST
                           ---------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                    FIXED INCOME

                           TEMPLETON GLOBAL BOND FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Global Bond Fund ................................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   36
Notes to Financial Statements .............................................   40
Shareholder Information ...................................................   53

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

Templeton Global Bond Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
President and Chief Executive Officer - Investment Management
Templeton Income Trust

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Global Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                   (PIE CHART)

Bonds.......................................   85.9%
Municipal Bonds.............................    2.1%
Short-Term Investments & Other Net Assets...   12.0%

We are pleased to bring you Templeton Global Bond Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Bond Fund - Class A delivered a cumulative total return of +8.43% in U.S. dollar terms. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which had cumulative total returns of +1.43% in local currency terms and +0.69% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                  (BAR CHART)

Asia Pacific           38.9%
Other Europe           24.8%
Americas               20.1%
Middle East & Africa    7.1%
Supranational*          3.1%
EMU**                   1.5%
Other Net Assets        4.5%

* The Fund's supranational investments were denominated in the Mexican peso, New Zealand dollar, Norwegian krone and U.S. dollar.

**   The Fund's EMU investment was in Germany.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Although the U.S. Federal Reserve Board and the European Central Bank began preparing for eventual tightening, Japan increased its level of monetary accommodation. Outside of the G-3 (U.S., eurozone and Japan), other central banks such as those of Australia and Norway began to normalize their interest rate policies given stronger growth dynamics and pricing pressures.

During the period, differentiation in recovery strength increased across regions and countries. For example, U.S. gross domestic product (GDP) rose 0.1% year-over-year in 2009's fourth quarter, while Japan's contracted 0.4% and the eurozone's shrank 2.1%.(2) However, the positive figure recorded in the U.S. was meager compared with growth rates outside developed economies. Real GDP for the same period rose 10.7% in China year-over-year, in India and South Korea, 6.0%, in Brazil, 4.3%, and in Poland, 3.1%.(3)

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, the fiscal deterioration led to upward pressure on public debt ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010 while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(4) Increased investor and institutional scrutiny of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments.

Concerns about developed economies' sovereign credit fundamentals had limited spillover into emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

(2.) Sources: Economic and Social Research Institute (Japan); Eurostat
     (eurozone).

(3.) Sources: National Bureau of Statistics (China); India Central Statistical
     Organization; Bank of Korea (South Korea); IBGE (Brazil); Polish Statistical Office.

(4.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                              4 | Semiannual Report

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

Relative to the Citigroup WGBI, the Fund benefited from its interest rate strategy during the six-month reporting period. Given historically low interest rates in the world's largest economies, we further shortened the portfolio's overall duration. We held no U.S. Treasury securities and had limited duration exposure in other developed bond markets. Although U.S. inflationary pressures remained subdued by slack in the economy, characterized by a relatively high 9.7% unemployment rate as of February 2010 and increased labor productivity, we avoided exposure to U.S. government bonds given a large fiscal deficit (9.9% of GDP in 2009) and what we believed were more attractive yield opportunities elsewhere.(5) During the reporting period, the Fund's relative performance benefited from a lack of exposure to U.S. Treasuries as long-term government bond yields rose 21 basis points (bps) from 3.40% to 3.61%. Conversely, the Fund's underweighted eurozone position and lack of exposure to Japanese government bonds detracted from relative performance.

We maintained duration exposure in select cases where we viewed significant slack in an economy, such as Mexico's, or prospects for a drop in risk premium, such as in Indonesia. The Fund benefited from duration exposure in Mexico where long-term bond yields fell 56 bps from 8.16% to 7.60%. Mexico's economic recovery was relatively weak, with fourth quarter 2009 GDP contracting an annualized 2.3%, supporting disinflation, or a slowdown in the rate of price increases.(6) Additionally, Mexico passed fiscal reform legislation to increase budget revenues and help secure fiscal stability. The Fund also benefited from duration exposure in Indonesia, where long-term bond yields fell 66 bps from 10.51% to 9.85%.

(5.) Sources: Bureau of Labor Statistics; Congressional Budget Office.

(6.) Source: National Institute of Statistics and Geography.


                              Semiannual Report | 5

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

CURRENCY STRATEGY

The Fund's currency strategy benefited relative performance. Fund positioning during the reporting period reflected growing divergence in economic performance among the G-3 and between developed and emerging market economies.

The Fund benefited from its large net negative position in the euro, which fell 4.90% against the U.S. dollar during the period.(7) We viewed the eurozone's economic growth prospects versus the U.S. as hampered by Europe's relatively more constrained credit conditions, lower productivity, less flexible labor market, and concerns involving the fiscal creditworthiness of Greece. Conversely, the Fund's net negative Japanese yen position detracted from performance given the yen's 4.39% appreciation against the U.S. dollar.(7) We continued to view Japan as a significant economic underperformer among major industrial countries. While the U.S. and eurozone discussed strategies for scaling back unconventional monetary stimulus, Japan increased liquidity injections into its commercial banking system to counter increased risks to growth and greater deflation pressure. January 2010 consumer prices rose an annualized 2.6% in the U.S. and 1.0% in the eurozone but fell an annualized 1.3% in Japan.(8) We also held net negative yen exposure to protect against rising U.S. Treasury yields given our analysis of a strong correlation between the value of the Japanese yen versus the U.S. dollar and the differential between interest rates in the U.S. and Japan.

The Fund also benefited from exposure to Asian currencies. Relative to the U.S. dollar, the Indonesian rupiah rose 7.98%, the South Korean won, 7.67%, the Australian dollar, 6.22%, and the Indian rupee, 5.90%, during the six months under review.(7) Asia's positive economic growth momentum led policymakers to begin tightening monetary policy. Australia was one of the first developed economy to increase interest rates, and China and India also tightened policy during the period. While the region's positive growth differential and rising interest rates attracted capital inflows, its overall balance of payment positions remained supportive as evidenced by the region's reserve accumulation. Exposure to Latin American currencies also contributed to relative performance. For example, the Chilean peso rose 4.88% and the Brazilian real, 3.37%, against the U.S. dollar over the period.(7)

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund invested in hard currency-denominated sovereign debt. As an asset class, these securities typically compensate for greater credit risk by offering higher yields relative to comparable maturity U.S. and European benchmark

(7.) Source: IDC/Exshare.

(8.) Sources: Bureau of Labor Statistics (U.S.); Eurostat (eurozone); Economic and Social Research Institute (Japan).


                              6 | Semiannual Report
treasury yields. U.S. dollar-denominated emerging market debt generated a six-month total return of +8.42% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(9) Sovereign interest rate spreads fell from 389 bps at the beginning of the reporting period to 311 bps at period-end as emerging market credit yields declined and the U.S. Treasury yield curve steepened.(10) Exposure to sovereign credits helped the Fund's performance relative to the Citigroup WGBI.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(9.) Source: (C) 2010 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging markeT sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

(10.) Source: J.P. Morgan.

CURRENCY BREAKDOWN
2/28/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  64.2%
U.S. Dollar               45.2%
Chilean Peso               7.3%
Brazilian Real             6.8%
Mexican Peso               4.1%
Peruvian Nuevo Sol         0.8%
                         -----
ASIA PACIFIC              29.5%
South Korean Won          15.7%
Australian Dollar         10.1%
Malaysian Ringitt          8.1%
Indian Rupee               6.5%
Philippine Peso            5.2%
Indonesian Rupiah          5.0%
Chinese Yuan               2.6%
Sri Lankan Rupee           1.8%
New Zealand Dollar*       -5.4%
Japanese Yen*            -20.1%
                         -----
MIDDLE EAST & AFRICA       5.9%
Israeli New Shekel         3.9%
Egyptian Pound             2.0%
                         -----
EUROPE                     0.4%
Swedish Krona             11.1%
Norwegian Krone            9.3%
Polish Zloty               7.6%
Euro*                    -27.6%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.


                              Semiannual Report | 7

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TPINX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.93    $12.18
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2700

CLASS C (SYMBOL: TEGBX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.95    $12.20
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2451

CLASS R (SYMBOL: N/A)                      CHANGE   2/28/10   8/31/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.93    $12.18
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2552

ADVISOR CLASS (SYMBOL: TGBAX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.90    $12.15
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2856


                             8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +8.43%           +29.09%   +57.40%        +183.12%
Average Annual Total Return(2)           +3.83%           +23.66%    +8.55%         +10.48%
Value of $10,000 Investment(3)          $10,383          $12,366   $15,073        $ 27,099
Avg. Ann. Total Return (3/31/10)(4)                       +20.89%    +9.87%         +10.81%
   Total Annual Operating Expenses(5)             0.96%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +8.12%           +28.53%   +54.22%        +172.06%
Average Annual Total Return(2)           +7.12%           +27.53%    +9.05%         +10.53%
Value of $10,000 Investment(3)          $10,712          $12,753   $15,422        $ 27,206
Avg. Ann. Total Return (3/31/10)(4)                       +24.78%   +10.41%         +10.85%
   Total Annual Operating Expenses(5)             1.36%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (2/2/09)
-------                                        -------   -------   ------------------
Cumulative Total Return(1)                       +8.31%   +28.81%        +21.59%
Average Total Return(2)                          +8.31%   +28.81%        +20.02%
Value of $10,000 Investment(3)                 $10,831   $12,881        $12,159
Avg. Ann. Total Return (3/31/10)(4)                       +26.12%        +22.48%
   Total Annual Operating Expenses(5)   1.21%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +8.59%           +29.38%   +59.41%        +190.31%
Average Annual Total Return(2)           +8.59%           +29.38%    +9.78%         +11.25%
Value of $10,000 Investment(3)          $10,859          $12,938   $15,941        $ 29,031
Avg. Ann. Total Return (3/31/10)(4)                       +26.62%   +11.11%         +11.57%
   Total Annual Operating Expenses(5)             0.71%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 9

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND IS NONDIVERSIFIED, WHICH INVOLVES THE RISK OF GREATER PRICE FLUCTUATION THAN A MORE DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,084.30              $4.60
Hypothetical (5% return before expenses)         $1,000           $1,020.38              $4.46
CLASS C
Actual                                           $1,000           $1,081.20              $6.66
Hypothetical (5% return before expenses)         $1,000           $1,018.40              $6.46
CLASS R
Actual                                           $1,000           $1,083.10              $5.89
Hypothetical (5% return before expenses)         $1,000           $1,019.14              $5.71
ADVISOR CLASS
Actual                                           $1,000           $1,085.90              $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; C: 1.29%; R: 1.14%; and Advisor:
     0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL BOND FUND

                                           SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010 ----------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2009        2008          2007          2006          2005
-------                                   ----------------- ----------  ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
    period)
Net asset value, beginning of period ....    $     12.18    $    11.42  $    11.15    $    10.78    $    10.47    $    10.00
                                             -----------    ----------  ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) .............           0.29          0.57        0.50          0.46          0.38          0.36
   Net realized and unrealized gains
      (losses) ..........................           0.73          1.11        0.57          0.55          0.43          0.62
                                             -----------    ----------  ----------    ----------    ----------    ----------
Total from investment operations ........           1.02          1.68        1.07          1.01          0.81          0.98
                                             -----------    ----------  ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income and net foreign
      currency gains ....................          (0.27)        (0.92)      (0.79)        (0.63)        (0.50)        (0.51)
   Net realized gains ...................             --            --       (0.01)        (0.01)           --            --
Total distributions .....................          (0.27)        (0.92)      (0.80)        (0.64)        (0.50)        (0.51)
                                             -----------    ----------  ----------    ----------    ----------    ----------
Redemption fees(c).......................             --            --          --(d)         --(d)         --(d)         --(d)
                                             -----------    ----------  ----------    ----------    ----------    ----------
Net asset value, end of period ..........    $     12.93    $    12.18  $    11.42    $    11.15    $    10.78    $    10.47
                                             ===========    ==========  ==========    ==========    ==========    ==========
Total return(e) .........................           8.43%        15.74%       9.62%         9.57%         7.95%         9.86%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .............................           0.89%         0.92%       0.92%         0.99%         1.03%         1.05%
Net investment income ...................           4.56%         4.99%       4.28%         4.17%         3.59%         3.41%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $14,308,438    $9,301,146  $6,695,310    $3,853,706    $1,858,368    $1,279,144
Portfolio turnover rate .................           8.58%        65.94%      29.74%        44.33%        39.14%        27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                  SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2010 ----------------------------------------------------------
CLASS C                                             (UNAUDITED)       2009        2008         2007        2006        2005
-------                                          ----------------- ----------  ----------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $    12.20     $    11.43  $    11.17    $  10.79    $  10.48    $  10.01
                                                    ----------     ----------  ----------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................          0.26           0.53        0.45        0.42        0.34        0.32
   Net realized and unrealized gains (losses) ..          0.74           1.11        0.56        0.56        0.43        0.62
                                                    ----------     ----------  ----------    --------    --------    --------
Total from investment operations ...............          1.00           1.64        1.01        0.98        0.77        0.94
                                                    ----------     ----------  ----------    --------    --------    --------
Less distributions from:
   Net investment income and net foreign
      currency gains ...........................         (0.25)         (0.87)      (0.74)      (0.59)      (0.46)      (0.47)
   Net realized gains ..........................            --             --       (0.01)      (0.01)         --          --
                                                    ----------     ----------  ----------    --------    --------    --------
Total distributions ............................         (0.25)         (0.87)      (0.75)      (0.60)      (0.46)      (0.47)
                                                    ----------     ----------  ----------    --------    --------    --------
Redemption fees(c) .............................            --             --          --(d)       --(d)       --(d)       --(d)
                                                    ----------     ----------  ----------    --------    --------    --------
Net asset value, end of period .................    $    12.95     $    12.20  $    11.43    $  11.17    $  10.79    $  10.48
                                                    ==========     ==========  ==========    ========    ========    ========
Total return(e) ................................          8.12%         15.35%       9.17%       9.22%       7.52%       9.42%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ....................................          1.29%          1.32%       1.32%       1.39%       1.42%       1.45%
Net investment income ..........................          4.16%          4.59%       3.88%       3.77%       3.20%       3.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $4,966,285     $2,874,696  $1,979,992    $993,769    $467,302    $351,391
Portfolio turnover rate ........................          8.58%         65.94%      29.74%      44.33%      39.14%      27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                  SIX MONTHS ENDED   YEAR ENDED
                                                 FEBRUARY 28, 2010   AUGUST 31,
CLASS R                                             (UNAUDITED)        2009(a)
-------                                          -----------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 12.18          $11.14
                                                      -------          ------
Income from investment operations(b):
   Net investment income(c).....................         0.27            0.33
   Net realized and unrealized gains (losses) ..         0.74            1.01
                                                      -------          ------
Total from investment operations ...............         1.01            1.34
                                                      -------          ------
Less distributions from net investment income
   and net foreign currency gains ..............        (0.26)          (0.30)
                                                      -------          ------
Net asset value, end of period .................      $ 12.93          $12.18
                                                      =======          ======
Total return(d).................................         8.31%          12.27%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ....................................         1.14%           1.17%
Net investment income ..........................         4.31%           4.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $11,247          $3,339
Portfolio turnover rate ........................         8.58%          65.94%

(a)  For the period February 2, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                  SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2010 --------------------------------------------------------------
ADVISOR CLASS                                       (UNAUDITED)       2009        2008          2007          2006         2005
-------------                                    ----------------- ----------  ----------    ----------    ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $    12.15     $    11.39  $    11.13    $    10.75     $  10.45     $   9.98
                                                    ----------     ----------  ----------    ----------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................          0.30           0.60        0.53          0.49         0.41         0.39
   Net realized and unrealized gains (losses) ..          0.74           1.10        0.55          0.56         0.42         0.62
                                                    ----------     ----------  ----------    ----------     --------     --------
Total from investment operations ...............          1.04           1.70        1.08          1.05         0.83         1.01
                                                    ----------     ----------  ----------    ----------     --------     --------
Less distributions from:
   Net investment income and net foreign
      currency gains ...........................         (0.29)         (0.94)      (0.81)        (0.66)       (0.53)       (0.54)
   Net realized gains ..........................            --             --       (0.01)        (0.01)          --           --
                                                    ----------     ----------  ----------    ----------     --------     --------
Total distributions ............................         (0.29)         (0.94)      (0.82)        (0.67)       (0.53)       (0.54)
                                                    ----------     ----------  ----------    ----------     --------     --------
Redemption fees(c) .............................            --             --          --(d)         --(d)        --(d)        --(d)
                                                    ----------     ----------  ----------    ----------     --------     --------
Net asset value, end of period .................    $    12.90     $    12.15  $    11.39    $    11.13     $  10.75     $  10.45
                                                    ==========     ==========  ==========    ==========     ========     ========
Total return(e) ................................          8.59%         15.98%       9.92%         9.97%        8.14%       10.16%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ....................................          0.64%          0.67%       0.67%         0.74%        0.78%        0.80%
Net investment income ..........................          4.81%          5.24%       4.53%         4.42%        3.84%        3.66%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $9,363,061     $5,021,533  $2,394,380    $1,156,962     $444,064     $268,413
Portfolio turnover rate ........................          8.58%         65.94%      29.74%        44.33%       39.14%       27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       BONDS 85.9%
       ARGENTINA 1.3%
(b, c) Government of Argentina, senior bond, FRN, 0.389%, 8/03/12 ...       1,134,620,000         $   368,751,500
                                                                                                  ---------------
       AUSTRALIA 9.8%
       Government of Australia, TB123, 5.75%, 4/15/12 ...............       1,209,700,000AUD        1,109,652,355
       New South Wales Treasury Corp.,
          6.00%, 5/01/12 ............................................         425,200,000AUD          389,658,502
          senior note, 5.50%, 3/01/17 ...............................         312,478,000AUD          278,128,433
       Queensland Treasury Corp.,
          11, 6.00%, 6/14/11 ........................................         559,950,000AUD          510,727,464
          13, 6.00%, 8/14/13 ........................................         337,046,000AUD          310,057,785
          17, 6.00%, 9/14/17 ........................................          66,390,000AUD           60,642,699
          (d) 144A, 7.125%, 9/18/17 .................................         193,260,000NZD          144,417,669
                                                                                                  ---------------
                                                                                                    2,803,284,907
                                                                                                  ---------------
       BRAZIL 4.9%
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 ...........................................             780,040(e)BRL       420,394,904
          10.00%, 1/01/14 ...........................................              78,500(e)BRL        40,465,500
          10.00%, 1/01/17 ...........................................             930,930(e)BRL       453,545,162
          (f) Index Linked, 6.00%, 5/15/11 ..........................              21,945(e)BRL        23,077,848
          (f) Index Linked, 6.00%, 5/15/15 ..........................             318,270(e)BRL       325,309,689
          (f) Index Linked, 6.00%, 5/15/45 ..........................             131,725(e)BRL       132,925,774
                                                                                                  ---------------
                                                                                                    1,395,718,877
                                                                                                  ---------------
       CANADA 0.1%
       Province of Manitoba, 6.375%, 9/01/15 ........................          25,200,000NZD           18,231,876
       Province of Ontario, 6.25%, 6/16/15 ..........................          10,115,000NZD            7,303,653
                                                                                                  ---------------
                                                                                                       25,535,529
                                                                                                  ---------------
       GERMANY 1.5%
       KfW Bankengruppe, 4.66%, 1/05/12 .............................       2,452,000,000NOK          432,080,985
                                                                                                  ---------------
       HUNGARY 2.0%
       Government of Hungary,
          3.50%, 7/18/16 ............................................          11,765,000EUR           15,098,685
          4.375%, 7/04/17 ...........................................          50,450,000EUR           67,090,217
          5.75%, 6/11/18 ............................................         141,160,000EUR          198,800,512
          6.25%, 1/29/20 ............................................         248,300,000             255,127,008
          senior note, 3.875%, 2/24/20 ..............................          36,045,000EUR           44,527,132
                                                                                                  ---------------
                                                                                                      580,643,554
                                                                                                  ---------------
       INDONESIA 6.2%
       Government of Indonesia,
          FR10, 13.15%, 3/15/10 .....................................      33,650,000,000IDR            3,613,616
          FR13, 15.425%, 9/15/10 ....................................      23,800,000,000IDR            2,666,162
          FR19, 14.25%, 6/15/13 .....................................     194,977,000,000IDR           24,505,080
          FR20, 14.275%, 12/15/13 ...................................     301,008,000,000IDR           38,418,915
          FR23, 11.00%, 12/15/12 ....................................       8,700,000,000IDR            1,002,356


                             Semiannual Report | 17

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR25, 10.00%, 10/15/11 ....................................      12,660,000,000IDR      $     1,407,807
          FR26, 11.00%, 10/15/14 ....................................     145,580,000,000IDR           17,152,454
          FR27, 9.50%, 6/15/15 ......................................      55,210,000,000IDR            6,168,381
          FR28, 10.00%, 7/15/17 .....................................     104,700,000,000IDR           11,811,081
          FR30, 10.75%, 5/15/16 .....................................     185,655,000,000IDR           21,814,203
          FR31, 11.00%, 11/15/20 ....................................     702,507,000,000IDR           81,080,267
          FR32, 15.00%, 7/15/18 .....................................       1,150,000,000IDR              163,266
          FR34, 12.80%, 6/15/21 .....................................   1,505,113,000,000IDR          192,563,254
          FR35, 12.90%, 6/15/22 .....................................     681,272,000,000IDR           87,163,779
          FR36, 11.50%, 9/15/19 .....................................     401,590,000,000IDR           48,114,980
          FR37, 12.00%, 9/15/26 .....................................      66,550,000,000IDR            7,938,936
          FR39, 11.75%, 8/15/23 .....................................     457,645,000,000IDR           53,838,868
          FR40, 11.00%, 9/15/25 .....................................     654,060,000,000IDR           73,032,797
          FR42, 10.25%, 7/15/27 .....................................     818,390,000,000IDR           85,544,015
          FR43, 10.25%, 7/15/22 .....................................     227,455,000,000IDR           24,505,479
          FR44, 10.00%, 9/15/24 .....................................     197,824,000,000IDR           20,545,941
          FR46, 9.50%, 7/15/23 ......................................   2,563,120,000,000IDR          258,609,324
          FR47, 10.00%, 2/15/28 .....................................   1,854,867,000,000IDR          189,507,866
          FR48, 9.00%, 9/15/18 ......................................     341,640,000,000IDR           35,681,292
          FR49, 9.00%, 9/15/13 ......................................     369,360,000,000IDR           40,572,608
          FR52, 10.50%, 8/15/30 .....................................     896,704,000,000IDR           94,209,157
          (d) senior bond, 144A, 8.50%, 10/12/35 ....................          27,683,000              33,468,747
          (d) senior bond, 144A, 6.625%, 2/17/37 ....................          19,820,000              20,012,006
          (d) senior bond, 144A, 7.75%, 1/17/38 .....................          65,910,000              73,725,043
          (g) senior bond, Reg S, 8.50%, 10/12/35 ...................          53,765,000              65,001,885
          (g) senior bond, Reg S, 6.625%, 2/17/37 ...................             100,000                 100,969
          (g) senior bond, Reg S, 7.75%, 1/17/38 ....................          67,836,000              75,879,411
          (g) senior note, 144A, 11.625%, 3/04/19 ...................          57,990,000              83,396,869
                                                                                                  ---------------
                                                                                                    1,773,216,814
                                                                                                  ---------------
       IRAQ 0.2%
       Government of Iraq,
          (d) 144A, 5.80%, 1/15/28 ..................................          21,625,000              16,936,700
          (g) Reg S, 5.80%, 1/15/28 .................................          61,094,000              47,848,821
                                                                                                  ---------------
                                                                                                       64,785,521
                                                                                                  ---------------
       ISRAEL 1.9%
       Government of Israel, 2680, 7.00%, 4/29/11 ...................       1,922,260,000ILS          537,157,881
                                                                                                  ---------------
       LITHUANIA 2.2%
(d)    Government of Lithuania, 144A,
          6.75%, 1/15/15 ............................................         340,330,000             359,898,975
          7.375%, 2/11/20 ...........................................         259,310,000             269,358,262
                                                                                                  ---------------
                                                                                                      629,257,237
                                                                                                  ---------------


                             18 | Semiannual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       BONDS (CONTINUED)
       MALAYSIA 3.9%
       Government of Malaysia,
          3.869%, 4/13/10 ...........................................         637,200,000MYR      $   187,697,931
          3.644%, 8/25/10 ...........................................         147,890,000MYR           43,794,824
          3.756%, 4/28/11 ...........................................       1,152,167,000MYR          343,701,803
          3.833%, 9/28/11 ...........................................         519,000,000MYR          155,295,660
          3.718%, 6/15/12 ...........................................         210,000,000MYR           62,687,785
          3.702%, 2/25/13 ...........................................          62,130,000MYR           18,456,102
          3.70%, 5/15/13 ............................................          23,710,000MYR            7,033,559
          0509, 3.21%, 5/31/13 ......................................       1,000,000,000MYR          292,168,099
                                                                                                  ---------------
                                                                                                    1,110,835,763
                                                                                                  ---------------
       MEXICO 4.4%
       Government of Mexico,
          M 20, 8.00%, 12/07/23 .....................................          30,785,000(h)MXN       241,390,795
          M 20, 10.00%, 12/05/24 ....................................          12,883,000(h)MXN       118,860,071
          M 20, 7.50%, 6/03/27 ......................................          54,181,000(h)MXN       400,568,435
          M 30, 10.00%, 11/20/36 ....................................          39,583,000(h)MXN       367,123,331
          senior bond, 5.95%, 3/19/19 ...............................         130,400,000             140,075,680
                                                                                                  ---------------
                                                                                                    1,268,018,312
                                                                                                  ---------------
       NEW ZEALAND 0.0%(i)
       Government of New Zealand,
          6.00%, 11/15/11 ...........................................          10,837,000NZD            7,853,367
          6.50%, 4/15/13 ............................................           6,650,000NZD            4,911,144
                                                                                                  ---------------
                                                                                                       12,764,511
                                                                                                  ---------------
       NORWAY 3.3%
       Government of Norway, 6.00%, 5/16/11 .........................       5,290,430,000NOK          936,957,532
                                                                                                  ---------------
       PERU 0.3%
       Government of Peru,
          7.84%, 8/12/20 ............................................          74,675,000PEN           29,586,088
          Series 7, 8.60%, 8/12/17 ..................................         110,435,000PEN           47,106,305
                                                                                                  ---------------
                                                                                                       76,692,393
                                                                                                  ---------------
       POLAND 7.6%
       Government of Poland,
          4.25%, 5/24/11 ............................................         240,565,000PLN           83,352,346
          4.75%, 4/25/12 ............................................       2,798,080,000PLN          967,770,524
          5.00%, 10/24/13 ...........................................          44,700,000PLN           15,345,534
          5.75%, 4/25/14 ............................................         987,775,000PLN          347,287,913
          6.25%, 10/24/15 ...........................................         477,140,000PLN          171,011,984
          5.75%, 9/23/22 ............................................         495,970,000PLN          166,417,772
          (j) 0112, Strip, 1/25/12 ..................................         358,580,000PLN          113,598,491
          senior note, 6.375%, 7/15/19 ..............................         297,700,000             323,590,671
                                                                                                  ---------------
                                                                                                    2,188,375,235
                                                                                                  ---------------


                             Semiannual Report | 19

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       BONDS (CONTINUED)
       QATAR 0.4%
(d)    Government of Qatar, senior note, 144A, 6.55%, 4/09/19 .......         109,850,000         $   122,345,438
                                                                                                  ---------------
       RUSSIA 2.5%
       Government of Russia,
          (d) 144A, 7.50%, 3/31/30 ..................................         633,048,640             719,364,822
          (g) senior bond, Reg S, 7.50%, 3/31/30 ....................           3,901,000               4,432,901
                                                                                                  ---------------
                                                                                                      723,797,723
                                                                                                  ---------------
       SOUTH AFRICA 1.2%
       Government of South Africa,
          5.25%, 5/16/13 ............................................          31,958,000EUR           46,014,376
          4.50%, 4/05/16 ............................................          16,945,000EUR           23,213,163
          6.875%, 5/27/19 ...........................................         205,735,000             229,908,863
          senior note, 6.50%, 6/02/14 ...............................           7,290,000               8,064,781
          senior note, 5.875%, 5/30/22 ..............................          31,345,000              31,482,134
                                                                                                  ---------------
                                                                                                      338,683,317
                                                                                                  ---------------
       SOUTH KOREA 16.5%
       The Export-Import Bank of Korea,
          5.125%, 3/16/15 ...........................................           6,330,000               6,617,699
          4.625%, 2/20/17 ...........................................          14,090,000EUR           19,319,391
          (g) Reg S, 5.25%, 2/10/14 .................................           6,200,000               6,545,517
          senior note, 8.125%, 1/21/14 ..............................          37,645,000              43,846,449
       Government of Korea, senior bond, 5.625%, 11/03/25 ...........          13,150,000              13,296,570
       Korea Deposit Insurance Corp.,
          07-1, 5.57%, 9/14/12 ......................................      44,400,000,000KRW           39,389,216
          08-1, 5.28%, 2/15/13 ......................................       5,957,000,000KRW            5,242,187
       Korea Development Bank, senior note, 8.00%, 1/23/14                    127,140,000             147,540,249
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 .................................   2,157,572,570,000KRW        1,859,393,020
          0475-1112, 4.75%, 12/10/11 ................................   1,748,897,430,000KRW        1,532,136,634
          0475-1203, 4.75%, 3/10/12 .................................     221,799,000,000KRW          194,259,083
          0500-1609, 5.00%, 9/10/16 .................................     175,000,000,000KRW          152,110,648
          0525-1303, 5.25%, 3/10/13 .................................      14,911,170,000KRW           13,233,534
          0525-1509, 5.25%, 9/10/15 .................................      26,000,000,000KRW           22,951,999
          0550-1106, 5.50%, 6/10/11 .................................     392,801,870,000KRW          347,474,184
          0575-1012, 5.75%, 12/10/10 ................................     147,250,000,000KRW          129,740,900
          senior note, 7.125%, 4/16/19 ..............................         167,120,000             195,977,947
                                                                                                  ---------------
                                                                                                    4,729,075,227
                                                                                                  ---------------
       SRI LANKA 1.8%
       Government of Sri Lanka,
          A, 12.00%, 7/15/11 ........................................       1,445,200,000LKR           12,944,176
          A, 8.50%, 1/15/13 .........................................       7,820,300,000LKR           64,629,824
          A, 13.50%, 2/01/13 ........................................       7,593,700,000LKR           70,300,769
          A, 11.25%, 7/15/14 ........................................      23,159,500,000LKR          199,046,229


                              20 |Semiannual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       BONDS (CONTINUED)
       SRI LANKA (CONTINUED)
       Government of Sri Lanka, (continued)
          A, 11.00%, 8/01/15 ........................................      15,208,000,000LKR      $   131,595,206
          B, 11.00%, 9/01/15 ........................................       3,443,800,000LKR           29,177,751
                                                                                                  ---------------
                                                                                                      507,693,955
                                                                                                  ---------------
(k)    SUPRANATIONAL 3.1%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ...............         136,720,000             159,078,595
       European Investment Bank, senior note,
          5.375%, 7/16/12 ...........................................       2,452,200,000NOK          438,898,475
          4.50%, 5/15/13 ............................................         340,210,000NOK           59,661,156
          1612/37, 6.50%, 9/10/14 ...................................          51,500,000NZD           37,839,243
       Inter-American Development Bank,
          7.50%, 4/15/15 ............................................           5,600,000NZD            4,278,783
          6.00%, 12/15/17 ...........................................          10,200,000NZD            7,208,973
          senior note, 7.50%, 12/05/24                                      2,473,000,000MXN          170,336,889
       International Bank for Reconstruction & Development, 7.50%,
          7/30/14 ...................................................          14,802,000NZD           11,304,315
                                                                                                  ---------------
                                                                                                      888,606,429
                                                                                                  ---------------
       SWEDEN 6.8%
       Government of Sweden, 5.25%, 3/15/11 .........................      13,190,610,000SEK        1,943,896,913
                                                                                                  ---------------
       UNITED ARAB EMIRATES 0.4%
(d)    Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ...................         107,890,000             121,658,382
                                                                                                  ---------------
       VENEZUELA 2.9%
       Government of Venezuela,
          10.75%, 9/19/13 ...........................................         133,587,000             125,344,682
       (c, g) Reg S, FRN, 1.249%, 4/20/11 ...........................          75,615,000              69,153,698
       (g) senior bond, Reg S, 5.375%, 8/07/10 ......................         168,805,000             167,558,375
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 ...         552,300,000             479,120,250
                                                                                                  ---------------
                                                                                                      841,177,005
                                                                                                  ---------------
       VIETNAM 0.7%
(d)    Government of Vietnam, 144A, 6.75%, 1/29/20 ..................         199,780,000             201,278,350
                                                                                                  ---------------
       TOTAL BONDS (COST $22,894,024,368) ...........................                              24,622,289,290
                                                                                                  ---------------
       MUNICIPAL BONDS 2.1%
       UNITED STATES AND U.S. TERRITORIES 2.1%
       Alabama Public Housing Authorities Capital Program Revenue,
          Series B, FSA Insured, 4.45%, 1/01/24 .....................           3,865,000               3,864,768
       Alabama State University Revenue, General Tuition and Fee,
          Assured Guaranty,
          5.00%, 9/01/29 ............................................           1,450,000               1,516,918
          5.75%, 9/01/39 ............................................           1,450,000               1,574,787
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay
          Area, Refunding, Series F-1,
          5.00%, 4/01/39 ............................................          17,665,000              17,875,037
          5.50%, 4/01/43 ............................................          24,910,000              25,980,383
       Bexar County Hospital District GO, Certificates of Obligation,
          5.00%, 2/15/32 ............................................           7,675,000               7,795,574


                             Semiannual Report | 21

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Bexar County Revenue, Venue Project, Refunding, Series A, BHAC
          Insured, 5.25%, 8/15/47 ...................................           6,900,000         $     7,074,846
       California State GO,
          Refunding, 5.125%, 4/01/33 ................................          41,950,000              39,089,429
          Refunding, 5.00%, 4/01/38 .................................          17,580,000              15,708,257
          Various Purpose, 6.00%, 4/01/38 ...........................         105,350,000             108,613,743
       District of Columbia University Revenue, Georgetown
          University, Refunding, Series D, BHAC Insured, 5.50%,
          4/01/36 ...................................................          14,180,000              15,065,257
       Georgia State GO, Series B, 5.00%, 1/01/26 ...................           3,000,000               3,351,150
       Hamilton County Sales Tax Revenue, sub. bond, Refunding,
          Series A, FSA Insured, 5.00%, 12/01/32 ....................          17,375,000              17,803,294
       Illinois Municipal Electricity Agency Power Supply Revenue,
          Series A, BHAC Insured, 5.00%, 2/01/35 ....................          10,260,000              10,451,554
       Kentucky State Municipal Power Agency Power System Revenue,
          Prairie State Project, Series A, BHAC Insured, 5.25%,
          9/01/42 ...................................................          21,980,000              22,680,063
       Las Vegas Valley Water District GO, Refunding, Series A, NATL
          Insured, 5.00%, 6/01/26 ...................................          11,440,000              11,784,573
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ..........          15,930,000              17,381,223
(l)    Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26 ..............          10,190,000              11,060,735
       Minneapolis Health Care System Revenue, Fairview Health
          Services, Series B, Assured Guaranty, 6.50%, 11/15/38 .....          16,000,000              17,866,240
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ...............          12,600,000              14,371,812
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 ....          11,905,000              13,961,589
       North Carolina Eastern Municipal Power Agency Power System
          Revenue, Refunding, Series A, Assured Guaranty, 5.25%,
          1/01/19 ...................................................          20,600,000              22,766,502
       Palomar Pomerado Health GO, Election of 2004, Series A, NATL
          Insured, 5.125%, 8/01/37 ..................................          60,670,000              56,895,113
       Philadelphia GO, Refunding, Series A, Assured Guaranty,
          5.00%, 8/01/24 ............................................           4,000,000               4,195,720
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A,
          5.25%, 8/01/32 ............................................          22,035,000              22,652,200
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ...................................................           6,485,000               2,340,437
          8/01/30 ...................................................           6,485,000               1,864,956
          8/01/32 ...................................................           8,105,000               1,992,371
          8/01/33 ...................................................           4,290,000                 981,638
       Puerto Rico Commonwealth GO, Public Improvement, Refunding,
          Series A, NATL Insured, 5.50%, 7/01/21 ....................           6,955,000               7,228,053
       Regional Transportation District Sales Tax Revenue, Fastracks
          Project, Series A, AMBAC Insured, 5.00%, 11/01/27 .........          17,135,000              18,096,616
       San Bernardino Community College District GO, Election of
          2002, Series A,
          6.375%, 8/01/26 ...........................................           3,675,000               4,298,758
          6.50%, 8/01/27 ............................................           5,330,000               6,261,044
          6.50%, 8/01/28 ............................................           2,200,000               2,568,918
       San Mateo County Community College District GO, Election of
          2001, Series C, NATL Insured, zero cpn.,
          9/01/30 ...................................................          15,680,000               4,661,821
          3/01/31 ...................................................           4,270,000               1,209,136


                             22 | Semiannual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                         PRINCIPAL AMOUNT(a)          VALUE
       --------------------------                                       -----------------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Tarrant County Cultural Education Facilities Finance Corp.
          Revenue, Christus Health, Refunding, Series A, Assured
          Guaranty, 6.25%, 7/01/28 ..................................          13,450,000         $    14,930,845
       Tulare Sewer Revenue, Building America Bonds, Series B, FSA
          Insured, 8.75%, 11/15/44 ..................................          28,685,000              28,128,224
                                                                                                  ---------------
       TOTAL MUNICIPAL BONDS (COST $563,766,125) ....................                                 585,943,584
                                                                                                  ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $23,457,790,493) .......................................                              25,208,232,874
                                                                                                  ---------------
       SHORT TERM INVESTMENTS 7.5%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.4%
       EGYPT 2.0%
(j)    Egypt Treasury Bills,
          8/03/10 - 12/21/10 ........................................       1,008,250,000EGP          173,415,547
          2/08/11 ...................................................       2,418,700,000EGP          399,444,513
                                                                                                  ---------------
                                                                                                      572,860,060
                                                                                                  ---------------
       ISRAEL 1.0%
(j)    Israel Treasury Bills,
          10/06/10 - 1/05/11 ........................................       1,082,920,000ILS          282,712,177
                                                                                                  ---------------
       NORWAY 0.4%
(j)    Norway Treasury Bill, 9/15/10 ................................         660,000,000NOK          110,344,334
                                                                                                  ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST
          $976,312,295) .............................................                                 965,916,571
                                                                                                  ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST
          $24,434,102,788) ..........................................                              26,174,149,445
                                                                                                  ---------------

                                                                                 SHARES
                                                                        -----------------------
       MONEY MARKET FUNDS (COST $1,194,921,154) 4.1%
       UNITED STATES 4.1%
(m)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..       1,194,921,154           1,194,921,154
                                                                                                  ---------------
       TOTAL INVESTMENTS (COST $25,629,023,942) 95.5% ...............                              27,369,070,599
       OTHER ASSETS, LESS LIABILITIES 4.5% ..........................                               1,279,960,351
                                                                                                  ---------------
       NET ASSETS 100.0% ............................................                             $28,649,030,950
                                                                                                  ===============


                             Semiannual Report | 23

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(c)  The coupon rate shown represents the rate at period end.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $2,165,861,263, representing 7.56% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $436,521,577 representing 1.52% of net assets.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i)  Rounds to less than 0.1% of net assets.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) A supranational organization is an entity formed by two or more central governments through international treaties.

(l) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(m) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At February 28, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Chilean Peso ........  MLCO          Sell  27,409,600,000      51,353,683        3/02/10   $         --  $    (891,899)
Chilean Peso ........  MLCO          Buy   27,409,600,000      52,387,378        3/02/10             --       (141,795)
Chilean Peso ........  DBAB          Sell  11,879,730,000      22,499,489        3/03/10             --       (145,822)
Chilean Peso ........  DBAB          Buy   11,879,730,000      19,694,513        3/03/10      2,950,798             --
Chilean Peso ........  DBAB          Sell  19,297,480,000      36,548,258        3/04/10             --       (238,978)
Chilean Peso ........  DBAB          Buy   19,297,480,000      31,511,234        3/04/10      5,276,001             --
Chilean Peso ........  DBAB          Sell  12,092,440,000      22,902,348        3/05/10             --       (151,070)
Chilean Peso ........  DBAB          Buy   12,092,440,000      19,694,528        3/05/10      3,358,891             --
Chilean Peso ........  DBAB          Buy   11,405,180,000      18,538,075        3/08/10      3,208,860             --
Chilean Peso ........  DBAB          Buy   12,117,060,000      19,694,531        3/09/10      3,411,110             --
Chilean Peso ........  MLCO          Sell   5,543,300,000      10,468,933        3/10/10             --       (102,016)
Chilean Peso ........  MLCO          Buy    5,543,300,000      10,246,396        3/10/10        324,554             --
Chilean Peso ........  DBAB          Buy   23,713,410,000      44,386,355        3/12/10        839,762             --
New Zealand Dollar ..  DBAB          Sell       8,005,772       3,950,848        3/12/10             --     (1,631,865)
Chilean Peso ........  DBAB          Buy   23,672,830,000      44,573,207        3/16/10        585,852             --
New Zealand Dollar ..  DBAB          Sell       8,009,481       4,042,385        3/16/10             --     (1,541,169)
Chilean Peso ........  JPHQ          Buy   10,835,800,000      20,500,993        3/19/10        173,280             --
Mexican Peso ........  CITI          Sell     526,620,450      38,935,867        3/22/10             --     (2,156,916)
Australian Dollar ...  BZWS          Sell      21,979,410      14,949,296        3/24/10             --     (4,677,080)
Indian Rupee ........  DBAB          Buy    1,454,986,000      28,118,932        4/09/10      3,325,268             --
Indian Rupee ........  DBAB          Buy    3,119,992,000      60,254,770        4/12/10      7,153,505             --
Indian Rupee ........  JPHQ          Buy    2,095,665,000      40,169,925        4/13/10      5,103,248             --
Indian Rupee ........  JPHQ          Buy    2,057,100,000      40,169,889        4/15/10      4,261,836             --


                             24 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Indian Rupee ........  DBAB          Buy      725,918,000      14,150,448        4/19/10   $  1,522,936  $          --
Indian Rupee ........  JPHQ          Buy    1,027,590,000      20,140,925        4/19/10      2,045,896             --
Malaysian Ringgit ...  JPHQ          Buy       42,853,346      11,836,960        4/19/10        724,159             --
Malaysian Ringgit ...  JPHQ          Buy      122,783,000      34,194,725        4/20/10      1,793,410             --
Swedish Krona .......  UBSW          Buy       67,500,000       6,056,908 EUR    4/22/10      1,231,375             --
Chilean Peso ........  CITI          Buy   17,927,842,000      30,557,085        4/23/10      3,725,704             --
Malaysian Ringgit ...  JPHQ          Buy       19,310,000       5,276,677        4/23/10        382,274             --
Chilean Peso ........  CITI          Buy   17,505,872,000      29,865,347        4/26/10      3,617,247             --
Indian Rupee ........  DBAB          Buy    1,461,225,000      28,197,328        4/26/10      3,331,510             --
Chilean Peso ........  CITI          Buy   13,892,613,000      23,657,068        4/27/10      2,916,408             --
Chilean Peso ........  JPHQ          Buy   13,842,935,000      23,657,071        4/27/10      2,821,382             --
Indian Rupee ........  JPHQ          Buy      208,459,000       4,028,193        4/27/10        469,304             --
Chilean Peso ........  UBSW          Buy    2,793,900,000       4,731,414        4/28/10        612,470             --
Chilean Peso ........  CITI          Buy   22,313,350,000      37,851,315        4/28/10      4,827,360             --
Indian Rupee ........  JPHQ          Buy    1,034,235,000      20,140,896        4/28/10      2,171,092             --
Indian Rupee ........  DBAB          Buy      432,942,691       8,455,912        4/28/10        884,143             --
New Zealand Dollar ..  DBAB          Sell      13,836,250       7,572,580        4/28/10             --     (2,045,520)
Peruvian Nuevo Sol ..  DBAB          Buy      133,781,288      43,134,383        4/29/10      3,809,165             --
Indian Rupee ........  JPHQ          Buy    1,035,247,000      20,140,992        4/30/10      2,189,616             --
Malaysian Ringgit ...  JPHQ          Buy      108,048,000      30,634,534        5/06/10      1,009,338             --
Peruvian Nuevo Sol ..  DBAB          Buy       47,975,788      15,965,320        5/07/10        867,305             --
Chilean Peso ........  DBAB          Buy   11,060,000,000      20,492,866        5/10/10        650,884             --
Peruvian Nuevo Sol ..  DBAB          Buy       24,730,000       8,268,138        5/10/10        408,167             --
Chilean Peso ........  DBAB          Buy    5,306,760,000       9,255,869        5/18/10        885,819             --
Peruvian Nuevo Sol ..  DBAB          Buy       89,839,522      29,275,033        5/18/10      2,240,695             --
Russian Ruble .......  DBAB          Buy      209,400,800       4,470,641 EUR    5/24/10        837,960             --
Chilean Peso ........  CITI          Buy    4,953,675,000       8,877,554        5/26/10        586,175             --
Chilean Peso ........  DBAB          Buy   17,344,078,000      31,071,440        5/26/10      2,063,483             --
Peruvian Nuevo Sol ..  CITI          Buy       10,930,000       3,592,440        5/26/10        241,358             --
Swedish Krona .......  UBSW          Buy      485,000,000      46,396,832 EUR    5/26/10      4,938,064             --
Chilean Peso ........  DBAB          Buy   22,343,320,000      39,545,699        5/28/10      3,140,667             --
Chilean Peso ........  CITI          Buy   22,351,230,000      39,545,701        5/28/10      3,155,778             --
Chilean Peso ........  CITI          Buy    8,913,600,000      15,818,279        6/01/10      1,214,856             --
Indian Rupee ........  DBAB          Buy    1,979,778,000      40,338,597        6/01/10      2,267,944             --
New Zealand Dollar ..  CITI          Sell      65,632,522      45,770,808        6/01/10        255,351             --
New Zealand Dollar ..  UBSW          Sell     116,015,008      81,045,765        6/01/10        590,587             --
New Zealand Dollar ..  DBAB          Sell     115,316,136      80,547,168        6/01/10        576,651             --
Indian Rupee ........  HSBC          Buy       58,693,000       1,210,165        6/02/10         52,869             --
New Zealand Dollar ..  DBAB          Sell      49,739,803      35,098,892        6/02/10        607,518             --
New Zealand Dollar ..  BZWS          Sell      96,165,744      67,727,610        6/02/10      1,042,813             --
New Zealand Dollar ..  FBCO          Sell     137,414,201      96,877,012        6/02/10      1,589,046             --
Indian Rupee ........  HSBC          Buy      290,438,000       6,050,792        6/03/10        198,797             --
Indian Rupee ........  HSBC          Buy    1,938,670,000      40,338,535        6/04/10      1,374,423             --
Poland Zloty ........  DBAB          Buy      160,761,000      35,339,078 EUR    6/04/10      6,967,825             --
Indian Rupee ........  DBAB          Buy      969,335,000      20,169,268        6/07/10        682,763             --
Poland Zloty ........  DBAB          Buy      152,077,000      33,130,079 EUR    6/07/10      6,988,289             --


                             Semiannual Report | 25

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Indian Rupee ........  DBAB          Buy      488,941,000      10,144,004        6/08/10   $    373,193  $          --
Indian Rupee ........  HSBC          Buy      394,916,000       8,184,788        6/08/10        309,917             --
Poland Zloty ........  CITI          Buy       61,037,800      13,252,493 EUR    6/08/10      2,864,035             --
Mexican Peso ........  DBAB          Sell     545,880,645      39,135,437        6/09/10             --     (3,056,152)
New Zealand Dollar ..  BZWS          Sell      96,165,744      67,687,221        6/09/10      1,038,285             --
Indian Rupee ........  DBAB          Buy      394,805,000       8,115,211        6/10/10        375,899             --
Indian Rupee ........  BZWS          Buy      590,382,000      12,172,825        6/11/10        523,676             --
Indian Rupee ........  HSBC          Buy      395,616,000       8,115,200        6/11/10        392,747             --
Indian Rupee ........  DBAB          Buy      988,229,000      20,288,011        6/16/10        956,865             --
Indian Rupee ........  DBAB          Buy      900,181,000      18,259,249        6/21/10      1,085,903             --
Indian Rupee ........  JPHQ          Buy    1,429,725,000      29,000,507        6/22/10      1,722,518             --
Swedish Krona .......  CITI          Buy    1,107,932,801     101,027,000 EUR    6/22/10     18,048,677             --
Indian Rupee ........  DBAB          Buy    2,163,512,000      43,500,794        6/24/10      2,983,804             --
Indian Rupee ........  HSBC          Buy    1,452,928,000      29,000,559        6/25/10      2,214,418             --
Peruvian Nuevo Sol ..  DBAB          Buy       98,841,518      32,274,781        6/28/10      2,373,763             --
Swedish Krona .......  UBSW          Buy      639,964,000      57,536,232 EUR    6/28/10     11,541,770             --
Malaysian Ringgit ...  JPHQ          Buy      159,282,000      44,887,135        6/29/10      1,637,689             --
Swedish Krona .......  UBSW          Buy      464,705,000      41,937,100 EUR    6/29/10      8,166,646             --
Indian Rupee ........  JPHQ          Buy    1,437,557,000      29,000,545        7/09/10      1,853,523             --
Indian Rupee ........  DBAB          Buy    1,436,398,000      29,000,565        7/09/10      1,828,627             --
Malaysian Ringgit ...  DBAB          Buy       90,132,504      25,351,589        7/09/10        962,273             --
Indian Rupee ........  JPHQ          Buy      872,766,000      17,400,335        7/12/10      1,327,723             --
Indian Rupee ........  DBAB          Buy      725,738,000      14,500,260        7/12/10      1,072,830             --
Malaysian Ringgit ...  DBAB          Buy      189,098,252      53,000,865        7/12/10      2,197,500             --
Malaysian Ringgit ...  JPHQ          Buy       46,900,000      13,065,887        7/13/10        623,691             --
Malaysian Ringgit ...  DBAB          Buy        3,264,000         907,171        7/16/10         45,413             --
Indian Rupee ........  CITI          Buy      213,626,000       4,272,520        7/19/10        309,252             --
Indian Rupee ........  JPHQ          Buy      213,626,000       4,272,520        7/20/10        308,927             --
Malaysian Ringgit ...  DBAB          Buy        5,149,000       1,441,974        7/20/10         60,441             --
Malaysian Ringgit ...  DBAB          Buy        6,261,000       1,768,145        7/23/10         58,467             --
Malaysian Ringgit ...  JPHQ          Buy        6,585,000       1,854,930        7/27/10         65,827             --
Malaysian Ringgit ...  HSBC          Buy       31,057,000       8,807,248        7/30/10        250,322             --
New Zealand Dollar ..  DBAB          Sell     192,559,504     123,912,041        7/30/10             --     (9,023,020)
New Zealand Dollar ..  DBAB          Sell     191,826,943     123,220,037        8/03/10             --     (9,168,770)
New Zealand Dollar ..  BZWS          Sell      75,092,238      48,209,217        8/03/10             --     (3,615,473)
New Zealand Dollar ..  DBAB          Sell      75,999,930      48,556,355        8/04/10             --     (3,890,763)
New Zealand Dollar ..  BZWS          Sell      37,836,112      24,290,784        8/04/10             --     (1,819,701)
New Zealand Dollar ..  CITI          Sell     190,499,870     124,401,178        8/05/10             --     (7,051,642)
New Zealand Dollar ..  DBAB          Sell      56,511,959      36,834,495        8/05/10             --     (2,161,103)
Malaysian Ringgit ...  HSBC          Buy       62,400,000      17,838,765        8/06/10        353,493             --
New Zealand Dollar ..  CITI          Sell      74,603,783      48,754,691        8/06/10             --     (2,721,079)
New Zealand Dollar ..  FBCO          Sell      37,232,890      24,247,920        8/06/10             --     (1,442,355)
Malaysian Ringgit ...  JPHQ          Buy       13,600,000       3,880,171        8/09/10         84,221             --
New Zealand Dollar ..  FBCO          Sell     154,872,994     101,829,426        8/09/10             --     (5,006,682)
New Zealand Dollar ..  CITI          Sell      73,612,627      48,397,358        8/09/10             --     (2,382,875)
New Zealand Dollar ..  DBAB          Sell      73,944,802      48,640,891        8/09/10             --     (2,368,486)


                             26 |Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
New Zealand Dollar ..  FBCO          Sell      72,900,629      48,415,495        8/11/10   $         --  $  (1,865,890)
Malaysian Ringgit ...  HSBC          Buy      103,249,178      29,353,000        8/12/10        739,613             --
New Zealand Dollar ..  DBAB          Sell     153,708,489     100,163,649        8/12/10             --     (5,844,831)
Indian Rupee ........  JPHQ          Buy    2,413,495,000      49,255,000        8/13/10      2,417,168             --
Malaysian Ringgit ...  HSBC          Buy      493,150,785     139,918,000        8/13/10      3,806,758             --
New Zealand Dollar ..  DBAB          Sell      39,558,000      25,677,098        8/13/10             --     (1,602,872)
Indian Rupee ........  DBAB          Buy    1,215,391,800      24,628,000        8/16/10      1,387,632             --
Malaysian Ringgit ...  HSBC          Buy      115,697,015      32,729,000        8/16/10        984,953             --
New Zealand Dollar ..  DBAB          Sell      41,618,000      27,472,042        8/16/10             --     (1,221,964)
Brazilian Real ......  DBAB          Buy       62,779,000   3,048,987,693 JPY    8/17/10             --       (896,767)
Indian Rupee ........  HSBC          Buy    3,869,965,050      78,810,000        8/17/10      4,021,285             --
Japanese Yen ........  UBSW          Sell   8,717,091,000      91,898,151        8/17/10             --     (6,300,840)
New Israeli Shekel ..  CITI          Buy      169,955,000      44,850,108        8/17/10             --        (29,307)
Brazilian Real ......  DBAB          Buy       46,379,000   2,233,148,850 JPY    8/18/10             --       (450,447)
Chilean Peso ........  JPHQ          Buy   31,657,567,200      57,840,000        8/18/10      2,927,660             --
Indian Rupee ........  JPHQ          Buy      485,063,100       9,855,000        8/18/10        526,375             --
Japanese Yen ........  JPHQ          Sell   4,331,618,000      45,949,061        8/18/10             --     (2,847,447)
Brazilian Real ......  DBAB          Buy       69,568,000   3,270,113,408 JPY    8/19/10        212,172             --
Chilean Peso ........  JPHQ          Buy   10,728,200,000      19,400,000        8/19/10      1,194,295             --
Japanese Yen ........  HSBC          Sell   4,311,532,000      45,828,359        8/19/10             --     (2,742,230)
New Israeli Shekel ..  CITI          Buy       85,000,000      22,424,482        8/19/10             --         (9,067)
New Israeli Shekel ..  DBAB          Buy       17,025,000       4,484,984        8/19/10          4,692             --
New Israeli Shekel ..  CITI          Buy       85,040,000      22,373,060        8/19/10         52,903             --
Brazilian Real ......  HSBC          Buy       76,000,000      38,481,013        8/20/10      1,986,252             --
Euro ................  UBSW          Sell      70,690,000      99,648,159        8/20/10      3,444,909             --
Indian Rupee ........  DBAB          Buy    1,650,347,000      33,046,596        8/20/10      2,269,318             --
Japanese Yen ........  DBAB          Sell   4,327,940,000      45,828,374        8/20/10             --     (2,927,410)
Japanese Yen ........  BZWS          Sell   4,322,430,000      45,896,388        8/20/10             --     (2,797,324)
New Israeli Shekel ..  CITI          Buy       65,235,000      17,067,842        8/20/10        134,976             --
Brazilian Real ......  JPHQ          Buy       76,000,000      38,529,785        8/23/10      1,909,846             --
Euro ................  UBSW          Sell      70,735,000     100,051,828        8/23/10      3,788,464             --
Indian Rupee ........  DBAB          Buy    1,430,235,000      28,640,390        8/23/10      1,958,835             --
Japanese Yen ........  CITI          Sell   8,636,095,000      91,792,788        8/23/10             --     (5,498,015)
Japanese Yen ........  FBCO          Sell   8,572,756,000      91,792,767        8/23/10             --     (4,784,484)
New Israeli Shekel ..  CITI          Buy      111,326,000      29,194,902        8/23/10        160,554             --
Japanese Yen ........  JPHQ          Sell   8,617,736,000      91,792,784        8/24/10             --     (5,291,900)
Japanese Yen ........  BZWS          Sell   8,589,052,000      91,792,797        8/24/10             --     (4,968,742)
New Zealand Dollar ..  FBCO          Sell      66,881,603      44,100,391        8/24/10             --     (1,983,718)
Japanese Yen ........  DBAB          Sell   4,271,575,000      45,896,368        8/25/10             --     (2,226,192)
New Zealand Dollar ..  DBAB          Sell      66,562,000      44,496,697        8/27/10             --     (1,355,571)
Brazilian Real ......  DBAB          Buy       46,449,000   2,170,236,627 JPY    8/31/10        217,209             --
Indian Rupee ........  DBAB          Buy    1,011,402,000      20,268,577        9/01/10      1,356,323             --
Japanese Yen ........  JPHQ          Sell   4,281,239,000      45,896,399        9/01/10             --     (2,338,965)
Brazilian Real ......  DBAB          Buy       69,674,000   3,221,516,738 JPY    9/02/10        688,513             --
Japanese Yen ........  HSBC          Sell   4,236,375,000      45,896,396        9/02/10             --     (1,834,055)
Euro ................  BZWS          Sell      70,305,000     100,142,442        9/07/10      4,469,594             --


                             Semiannual Report | 27

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Euro ................  HSBC          Sell      75,546,000     107,592,613        9/08/10   $  4,788,056  $          --
Malaysian Ringgit ...  HSBC          Buy      186,092,504      36,804,887 EUR    9/08/10      4,082,578             --
Japanese Yen ........  HSBC          Sell   6,380,381,000      68,844,613        9/09/10             --     (3,047,814)
Japanese Yen ........  HSBC          Sell   6,358,487,000      68,844,597        9/10/10             --     (2,801,968)
Japanese Yen ........  DBAB          Sell   6,506,245,000      70,877,217        9/10/10             --     (2,434,266)
Euro ................  HSBC          Sell      72,875,156     106,233,030        9/13/10      7,064,839             --
Japanese Yen ........  UBSW          Sell   5,404,624,000      59,064,347        9/13/10             --     (1,836,347)
Brazilian Real ......  DBAB          Buy      104,509,000   4,872,972,495 JPY    9/15/10        390,383             --
Japanese Yen ........  UBSW          Sell   6,404,537,000      70,877,226        9/15/10             --     (1,292,426)
Japanese Yen ........  HSBC          Sell   4,299,980,000      47,251,489        9/15/10             --     (1,202,921)
Japanese Yen ........  BZWS          Sell   4,252,396,000      47,251,470        9/15/10             --       (666,739)
Euro ................  UBSW          Sell      37,255,501      54,389,306        9/15/10      3,692,558             --
Japanese Yen ........  HSBC          Sell   6,378,240,000      70,877,209        9/16/10             --       (996,952)
Japanese Yen ........  DBAB          Sell   2,138,129,000      23,625,735        9/16/10             --       (468,095)
New Zealand Dollar ..  DBAB          Sell      39,235,631      26,758,700        9/16/10             --       (221,609)
Euro ................  CITI          Sell      37,345,033      54,389,306        9/16/10      3,570,911             --
Euro ................  BZWS          Sell      15,378,200      22,642,093        9/20/10      1,716,046             --
Euro ................  UBSW          Sell      57,337,327      84,119,592        9/20/10      6,097,222             --
Japanese Yen ........  JPHQ          Sell   4,276,260,000      47,251,492        9/21/10             --       (938,996)
Japanese Yen ........  HSBC          Sell   2,120,172,000      23,625,719        9/21/10             --       (267,151)
Euro ................  UBSW          Sell     100,326,698     147,102,014        9/23/10     10,582,914             --
Swedish Krona .......  UBSW          Buy      335,000,000      32,949,415 EUR    9/23/10      2,191,816             --
Euro ................  JPHQ          Sell      44,143,954      65,359,538        9/24/10      5,291,074             --
Indian Rupee ........  DBAB          Buy    2,529,955,000      51,369,645        9/24/10      2,637,293             --
Indian Rupee ........  HSBC          Buy    1,265,363,000      25,684,827        9/24/10      1,326,871             --
Japanese Yen ........  JPHQ          Sell   4,375,489,000      48,350,616        9/24/10             --       (959,836)
Swedish Krona .......  UBSW          Buy    1,007,972,000     100,141,275 EUR    9/24/10      5,232,597             --
Indian Rupee ........  DBAB          Buy    3,137,593,000      64,212,042        9/27/10      2,752,204             --
Indian Rupee ........  JPHQ          Buy    1,256,501,000      25,684,812        9/27/10      1,132,128             --
Indian Rupee ........  DBAB          Buy      400,000,000      11,614,402 NZD    9/27/10        558,155             --
Japanese Yen ........  JPHQ          Sell     435,107,000       4,835,059        9/27/10             --        (68,638)
Malaysian Ringgit ...  JPHQ          Buy      127,853,719      36,803,028        9/27/10        379,243             --
Swedish Krona .......  UBSW          Buy    1,007,011,000     100,141,310 EUR    9/27/10      5,095,909             --
Japanese Yen ........  JPHQ          Sell   1,270,606,000      14,119,413        9/28/10             --       (200,603)
Malaysian Ringgit ...  JPHQ          Buy       99,180,000      19,455,070 EUR    9/28/10      2,369,152             --
Swedish Krona .......  DBAB          Buy      558,474,000      55,403,067 EUR    9/28/10      3,007,972             --
Indian Rupee ........  JPHQ          Buy    2,895,961,500      59,075,093        9/29/10      2,723,546             --
Indian Rupee ........  DBAB          Buy    2,523,790,000      51,369,632        9/29/10      2,487,020             --
Japanese Yen ........  JPHQ          Sell   2,117,676,000      23,532,348        9/29/10             --       (334,617)
Euro ................  DBAB          Sell      67,415,000      98,623,426       10/04/10      6,892,486             --
Euro ................  UBSW          Sell     210,255,000     307,266,657       10/04/10     21,174,708             --
Philippine Peso .....  HSBC          Buy    1,923,378,000      39,759,752       10/04/10        984,986             --
Philippine Peso .....  DBAB          Buy    2,397,810,000      49,699,664       10/04/10      1,095,416             --
Indian Rupee ........  JPHQ          Buy    2,575,440,000      52,560,000       10/05/10      2,375,981             --
Indian Rupee ........  DBAB          Buy    3,863,064,150      78,830,000       10/05/10      3,571,927             --
New Israeli Shekel ..  DBAB          Buy       30,498,000       8,100,398       10/05/10             --        (65,011)


                             28 |Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Philippine Peso .....  DBAB          Buy    2,866,814,000      59,639,560       10/05/10   $  1,085,681  $          --
Philippine Peso .....  HSBC          Buy    2,867,508,000      59,639,531       10/05/10      1,100,411             --
Euro ................  UBSW          Sell     102,935,000     149,533,675       10/06/10      9,472,045             --
New Israeli Shekel ..  DBAB          Buy      564,840,000     150,000,000       10/06/10             --     (1,182,969)
Philippine Peso .....  JPHQ          Buy      757,343,000      15,903,885       10/06/10        136,884             --
Philippine Peso .....  DBAB          Buy    2,353,377,000      49,699,633       10/07/10        141,389             --
Euro ................  UBSW          Sell     102,960,000     151,222,500       10/08/10     11,127,886             --
Philippine Peso .....  CITI          Buy      941,987,000      19,879,854       10/08/10         68,322             --
Philippine Peso .....  JPHQ          Buy      939,542,000      19,879,859       10/08/10         16,540             --
Philippine Peso .....  HSBC          Buy    1,886,740,000      39,759,765       10/08/10        195,162             --
Philippine Peso .....  DBAB          Buy    1,883,179,000      39,759,712       10/08/10        119,804             --
Malaysian Ringgit ...  DBAB          Buy      114,331,256      33,174,111       10/12/10         52,221             --
Malaysian Ringgit ...  CITI          Buy       51,709,950      15,000,000       10/12/10         27,667             --
Philippine Peso .....  DBAB          Buy      560,732,000      11,927,930       10/12/10             --        (57,538)
Malaysian Ringgit ...  DBAB          Buy       49,340,600      14,527,751       10/13/10             --       (189,323)
Philippine Peso .....  JPHQ          Buy    2,620,334,000      55,942,126       10/13/10             --       (475,820)
Philippine Peso .....  HSBC          Buy      934,950,000      19,879,864       10/13/10             --        (89,172)
Chinese Yuan ........  HSBC          Buy      391,351,972      39,741,171 EUR   10/15/10      3,342,794             --
Philippine Peso .....  JPHQ          Buy      315,900,000       6,735,608       10/15/10             --        (49,891)
Chinese Yuan ........  HSBC          Buy      379,127,279      38,382,996 EUR   10/18/10      3,403,351             --
Philippine Peso .....  JPHQ          Buy    1,048,980,000      22,452,002       10/18/10             --       (257,051)
Chinese Yuan ........  HSBC          Buy      508,169,986      51,300,449 EUR   10/19/10      4,764,311             --
Philippine Peso .....  DBAB          Buy      528,520,000      11,225,998       10/19/10             --        (44,209)
Chinese Yuan ........  HSBC          Buy      314,000,000      47,586,573       10/21/10             --     (1,509,878)
Philippine Peso .....  DBAB          Buy    2,112,730,000      44,903,932       10/21/10             --       (212,975)
Philippine Peso .....  JPHQ          Buy    1,060,856,000      22,451,979       10/21/10             --        (11,501)
Malaysian Ringgit ...  JPHQ          Buy       32,000,000       6,371,075 EUR   10/22/10        626,829             --
Chinese Yuan ........  HSBC          Buy      343,208,767      52,129,282       10/25/10             --     (1,759,810)
Philippine Peso .....  HSBC          Buy    3,175,168,000      66,635,215       10/25/10        506,739             --
Philippine Peso .....  JPHQ          Buy    1,057,945,000      22,211,736       10/25/10        159,519             --
Philippine Peso .....  DBAB          Buy    2,114,557,000      44,423,466       10/25/10        290,857             --
Chilean Peso ........  CITI          Buy    8,534,203,142      16,170,920       10/26/10        209,138             --
Chinese Yuan ........  HSBC          Buy      582,413,784      88,215,108       10/26/10             --     (2,736,978)
Euro ................  DBAB          Sell     175,760,000     259,597,520       10/26/10     20,461,961             --
Euro ................  BZWS          Sell      69,060,000     103,320,666       10/26/10      9,359,004             --
Indian Rupee ........  HSBC          Buy      910,702,000      19,156,542       10/26/10        241,145             --
Indian Rupee ........  DBAB          Buy    2,729,118,000      57,469,634       10/26/10        659,783             --
Norwegian Krone .....  BZWS          Buy    1,167,688,000     138,106,209 EUR   10/26/10      7,233,039             --
Philippine Peso .....  HSBC          Buy    2,906,928,000      61,143,005       10/26/10        321,509             --
Chinese Yuan ........  HSBC          Buy      348,030,387      52,608,327       10/27/10             --     (1,527,858)
Euro ................  UBSW          Sell     139,330,000     208,653,642       10/27/10     19,084,714             --
Indian Rupee ........  HSBC          Buy    1,356,628,000      28,734,813       10/27/10        158,967             --
Chilean Peso ........  JPHQ          Buy    5,648,899,000      10,754,686       10/28/10         87,309             --
Philippine Peso .....  DBAB          Buy    1,340,300,000      28,063,233       10/28/10        271,428             --
Euro ................  DBAB          Sell      22,651,000      33,457,792       11/02/10      2,640,087             --
Euro ................  DBAB          Sell      84,940,000     124,878,788       11/03/10      9,314,519             --


                             Semiannual Report | 29

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Chinese Yuan ........  HSBC          Buy      337,830,359      50,761,864       11/04/10   $         --  $  (1,165,353)
Euro ................  DBAB          Sell      65,121,000      95,483,666       11/05/10      6,884,592             --
Japanese Yen ........  CITI          Sell   9,190,446,650     101,571,762       11/08/10             --     (2,056,128)
Japanese Yen ........  BZWS          Sell   9,028,069,000     100,807,515       11/10/10             --       (991,840)
Japanese Yen ........  BZWS          Sell  12,407,760,000     138,471,737       11/12/10             --     (1,439,843)
Japanese Yen ........  UBSW          Sell   9,153,053,700     102,235,630       11/12/10             --       (975,442)
Malaysian Ringgit ...  JPHQ          Buy      338,000,000     100,000,000       11/12/10             --     (1,914,632)
Japanese Yen ........  DBAB          Sell  10,792,263,000     120,482,981       11/15/10             --     (1,216,291)
Japanese Yen ........  JPHQ          Sell   5,389,206,000      60,241,516       11/16/10             --       (530,733)
Japanese Yen ........  BZWS          Sell   2,597,950,000      28,915,911       11/16/10             --       (380,290)
Japanese Yen ........  BZWS          Sell  10,760,696,000     120,482,976       11/17/10             --       (863,158)
Japanese Yen ........  HSBC          Sell   2,816,138,000      31,325,576       11/17/10             --       (431,427)
Japanese Yen ........  UBSW          Sell   4,305,100,000      48,193,216       11/17/10             --       (354,502)
Euro ................  DBAB          Sell       8,448,314      12,554,195       11/18/10      1,060,560             --
Euro ................  UBSW          Sell      43,392,971      64,820,420       11/18/10      5,785,807             --
Japanese Yen ........  BZWS          Sell  15,005,634,000     168,676,164       11/18/10             --       (541,225)
Euro ................  DBAB          Sell      89,079,903     133,475,413       11/29/10     12,288,663             --
Japanese Yen ........  BOFA          Sell  11,637,164,000     131,326,438       11/29/10         71,938             --
Japanese Yen ........  BZWS          Sell  16,955,472,000     192,772,752       11/29/10      1,533,546             --
Japanese Yen ........  CITI          Sell   4,208,470,000      48,193,186       11/29/10        726,241             --
Norwegian Krone .....  UBSW          Buy      737,164,000      86,214,987 EUR   11/29/10      5,685,727             --
Philippine Peso .....  HSBC          Buy    3,967,995,500      83,300,000       11/30/10        357,537             --
Swedish Krona .......  BZWS          Buy    1,266,479,512     122,442,066 EUR   11/30/10     11,118,964             --
Euro ................  UBSW          Sell      41,865,000      62,326,519       12/01/10      5,372,394             --
Euro ................  DBAB          Sell      49,698,563      74,037,937       12/01/10      6,426,850             --
Japanese Yen ........  DBAB          Sell  10,434,667,000     120,482,952       12/01/10      2,786,688             --
Norwegian Krone .....  UBSW          Buy      261,350,000      30,301,449 EUR   12/01/10      2,371,817             --
Philippine Peso .....  HSBC          Buy    1,635,720,000      34,400,000       12/01/10         83,520             --
Malaysian Ringgit ...  HSBC          Buy      300,000,000      88,482,525       12/02/10             --     (1,498,269)
Mexican Peso ........  CITI          Sell     517,371,000      38,095,207       12/02/10             --       (974,809)
Philippine Peso .....  HSBC          Buy    5,536,323,000     117,000,000       12/03/10             --       (302,519)
Chilean Peso ........  DBAB          Buy    8,550,080,000      17,246,757       12/06/10             --       (833,671)
Chilean Peso ........  MLCO          Buy    6,499,780,000      13,130,869       12/06/10             --       (653,623)
Chinese Yuan ........  HSBC          Buy      149,888,000      22,631,436       12/06/10             --       (596,473)
Chinese Yuan ........  HSBC          Buy      188,850,000      18,976,619 EUR   12/06/10      1,946,706             --
Indian Rupee ........  DBAB          Buy    4,607,316,000      98,700,000       12/06/10             --       (840,998)
Indian Rupee ........  JPHQ          Buy    3,689,300,000      79,000,000       12/06/10             --       (639,580)
Malaysian Ringgit ...  JPHQ          Buy       99,684,424      29,396,763       12/06/10             --       (497,794)
Chilean Peso ........  MLCO          Buy    9,776,450,000      19,710,585       12/07/10             --       (942,755)
Euro ................  UBSW          Sell     173,474,656     260,971,286       12/07/10     24,974,444             --
Chinese Yuan ........  JPHQ          Buy      128,344,293      19,299,894       12/13/10             --       (424,561)
Chinese Yuan ........  HSBC          Buy      257,416,734      38,715,105       12/14/10             --       (855,203)
Norwegian Krone .....  UBSW          Buy      286,160,000      33,336,440 EUR   12/14/10      2,352,138             --
Swedish Krona .......  UBSW          Buy      433,849,000      41,670,172 EUR   12/14/10      4,172,999             --
Chinese Yuan ........  HSBC          Buy      256,107,587      38,538,498       12/15/10             --       (869,001)
Euro ................  BZWS          Sell      41,835,000      61,314,631       12/15/10      4,402,522             --


                             30 |Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Euro ................  DBAB          Sell      41,835,000      61,091,651       12/15/10   $  4,179,541  $          --
Norwegian Krone .....  UBSW          Buy      428,601,000      50,004,200 EUR   12/15/10      3,418,943             --
Swedish Krona .......  UBSW          Buy      433,883,000      41,670,236 EUR   12/15/10      4,177,065             --
Malaysian Ringgit ...  JPHQ          Buy      140,706,364      41,250,766       12/16/10             --       (474,455)
Malaysian Ringgit ...  JPHQ          Buy       73,636,682      21,594,968       12/17/10             --       (256,054)
Euro ................  UBSW          Sell      68,795,891     100,046,424       12/20/10      6,457,570             --
Poland Zloty ........  DBAB          Buy      354,200,000      83,141,637 EUR   12/20/10      6,412,625             --
Malaysian Ringgit ...  JPHQ          Buy       88,117,194      25,727,648       12/21/10             --       (196,258)
Malaysian Ringgit ...  HSBC          Buy      117,182,505      34,089,357       12/22/10             --       (137,738)
Malaysian Ringgit ...  HSBC          Buy       57,214,469      16,634,047       12/23/10             --        (57,751)
Japanese Yen ........  CITI          Sell   8,267,822,900      90,556,162       12/28/10             --     (2,748,919)
Japanese Yen ........  JPHQ          Sell   8,250,436,116      90,556,162       12/28/10             --     (2,552,704)
Japanese Yen ........  BZWS          Sell   8,237,350,750      90,556,162       12/28/10             --     (2,405,031)
Malaysian Ringgit ...  HSBC          Buy       64,732,814      18,793,640       12/28/10             --        (42,584)
Euro ................  DBAB          Sell     130,978,200     188,687,195        1/04/11     10,510,536             --
Chilean Peso ........  MLCO          Buy   20,980,672,000      42,342,426        1/07/11             --     (2,029,091)
Chilean Peso ........  DBAB          Buy   12,284,600,000      24,638,187        1/07/11             --     (1,033,929)
Japanese Yen ........  BZWS          Sell   6,663,490,000      73,134,751        1/07/11             --     (2,079,670)
Japanese Yen ........  CITI          Sell   3,332,090,000      36,567,349        1/07/11             --     (1,043,755)
Japanese Yen ........  UBSW          Sell   3,331,470,000      36,567,367        1/07/11             --     (1,036,739)
Malaysian Ringgit ...  DBAB          Buy      114,331,256      33,716,088        1/07/11             --       (610,180)
Chilean Peso ........  DBAB          Buy   17,261,240,000      35,241,405        1/10/11             --     (2,071,845)
Euro ................  CITI          Sell      28,395,000      40,837,689        1/10/11      2,210,800             --
Euro ................  BZWS          Sell      21,734,000      31,244,798        1/10/11      1,679,142             --
Euro ................  UBSW          Sell     143,798,000     205,609,570        1/11/11      9,995,519             --
Euro ................  BOFA          Sell      34,075,000      48,693,175        1/11/11      2,339,618             --
Euro ................  DBAB          Sell     112,242,000     160,428,613        1/11/11      7,741,424             --
Japanese Yen ........  HSBC          Sell   3,345,940,000      36,567,650        1/11/11             --     (1,202,752)
Japanese Yen ........  DBAB          Sell   3,342,370,000      36,567,399        1/11/11             --     (1,162,704)
Euro ................  JPHQ          Sell      26,531,589      38,405,218        1/13/11      2,313,367             --
Euro ................  CITI          Sell     192,914,073     279,257,589        1/13/11     16,829,812             --
Euro ................  UBSW          Sell      52,878,633      76,736,415        1/13/11      4,803,756             --
Japanese Yen ........  HSBC          Sell   9,186,550,000     100,163,003        1/13/11             --     (3,542,776)
Philippine Peso .....  JPHQ          Buy    5,005,465,000     107,628,731        1/13/11             --     (2,431,570)
Euro ................  BZWS          Sell      28,201,936      40,921,009        1/14/11      2,556,985             --
Japanese Yen ........  BZWS          Sell   9,117,490,000     100,163,029        1/14/11             --     (2,765,161)
Japanese Yen ........  UBSW          Sell  10,039,090,000     110,922,553        1/14/11             --     (2,409,665)
Philippine Peso .....  HSBC          Buy    1,130,610,000      24,173,829        1/14/11             --       (414,114)
Euro ................  DBAB          Sell      60,028,000      86,834,704        1/18/11      5,177,128             --
Japanese Yen ........  HSBC          Sell  10,034,848,500     110,650,000        1/18/11             --     (2,643,231)
Philippine Peso .....  HSBC          Buy    1,463,195,000      31,344,551        1/18/11             --       (604,407)
Philippine Peso .....  DBAB          Buy      834,495,000      17,926,853        1/18/11             --       (395,016)
Euro ................  BZWS          Sell      22,914,073      32,866,801        1/19/11      1,696,266             --
Euro ................  CITI          Sell      42,223,091      60,637,848        1/19/11      3,200,817             --
Philippine Peso .....  JPHQ          Buy    2,083,812,000      44,712,198        1/19/11             --       (936,704)
Philippine Peso .....  DBAB          Buy      522,121,000      11,173,144        1/19/11             --       (204,733)


                             Semiannual Report | 31

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Euro ................  DBAB          Sell      70,284,000      98,570,499        1/25/11   $  2,962,442  $          --
Euro ................  UBSW          Sell      40,540,286      57,040,182        1/25/11      1,892,809             --
Brazilian Real ......  DBAB          Buy      193,126,000   8,794,706,976 JPY    1/26/11             --       (225,706)
Japanese Yen ........  BZWS          Sell  17,569,570,000     195,625,432        1/26/11             --     (2,765,807)
Japanese Yen ........  UBSW          Sell  15,371,620,000     171,172,357        1/26/11             --     (2,400,174)
Japanese Yen ........  DBAB          Sell   4,380,540,000      48,906,330        1/26/11             --       (557,644)
Brazilian Real ......  HSBC          Buy       72,085,000   3,293,402,179 JPY    1/27/11             --       (214,547)
Chilean Peso ........  DBAB          Buy   20,283,160,000      40,348,438        1/27/11             --     (1,352,361)
Euro ................  CITI          Sell      81,493,700     115,048,731        1/27/11      4,192,337             --
Japanese Yen ........  HSBC          Sell  14,058,900,000     156,535,245        1/27/11             --     (2,217,493)
Chilean Peso ........  DBAB          Buy   46,684,780,000      92,162,235        1/28/11             --     (2,404,180)
Chilean Peso ........  JPHQ          Buy   23,075,040,000      45,473,817        1/28/11             --     (1,108,808)
Euro ................  BZWS          Sell      75,900,000     106,691,871        1/28/11      3,444,779             --
New Zealand Dollar ..  UBSW          Sell      77,637,415      53,093,899        1/28/11        353,648             --
New Zealand Dollar ..  BZWS          Sell       9,368,064       6,435,860        1/28/11         71,995             --
New Zealand Dollar ..  DBAB          Sell      79,324,138      54,594,838        1/28/11        708,771             --
Norwegian Krone .....  UBSW          Buy      793,120,000      94,698,634 EUR    1/28/11      3,105,915             --
Swedish Krona .......  UBSW          Buy      968,454,000      94,698,583 EUR    1/28/11      6,966,760             --
Chilean Peso ........  JPHQ          Buy   24,540,000,000      47,699,574        1/31/11             --       (513,800)
Chilean Peso ........  DBAB          Buy   52,826,320,000     102,023,423        1/31/11             --       (448,410)
Euro ................  BZWS          Sell      19,040,000      26,684,560        1/31/11        784,484             --
Euro ................  UBSW          Sell      60,396,000      84,572,519        1/31/11      2,415,956             --
Euro ................  DBAB          Sell      63,165,000      88,522,589        1/31/11      2,599,361             --
Chinese Yuan ........  DBAB          Buy      929,101,000     139,914,314        2/01/11             --     (2,884,270)
Chilean Peso ........  DBAB          Buy   28,279,300,000      54,482,805        2/02/11             --       (103,858)
Chilean Peso ........  MLCO          Buy   13,584,300,000      26,193,672        2/02/11             --        (72,094)
Chilean Peso ........  MLCO          Buy   13,691,400,000      26,193,610        2/02/11        133,913             --
Brazilian Real ......  HSBC          Buy      133,168,700      66,535,779        2/03/11      1,663,888             --
Chilean Peso ........  DBAB          Buy   13,711,100,000      26,193,715        2/03/11        172,467             --
Philippine Peso .....  DBAB          Buy    2,398,000,000      50,083,542        2/03/11        238,050             --
Philippine Peso .....  HSBC          Buy      856,100,000      17,887,589        2/03/11         77,513             --
Brazilian Real ......  DBAB          Buy      131,356,614      66,540,000        2/04/11        716,679             --
Indian Rupee ........  HSBC          Buy    1,251,285,000      26,601,012        2/04/11             --       (130,648)
Indian Rupee ........  JPHQ          Buy      792,240,000      16,841,954        2/04/11             --        (82,478)
Philippine Peso .....  BOFA          Buy      675,500,000      14,221,053        2/04/11             --        (46,825)
Philippine Peso .....  HSBC          Buy      676,100,000      14,219,315        2/04/11             --        (32,497)
Chilean Peso ........  DBAB          Buy   12,407,800,000      23,340,482        2/07/11        522,294             --
Indian Rupee ........  HSBC          Buy      541,250,000      11,566,407        2/07/11             --       (118,810)
Philippine Peso .....  JPHQ          Buy      930,700,000      19,676,533        2/07/11             --       (151,563)
Philippine Peso .....  BOFA          Buy      847,000,000      17,888,068        2/07/11             --       (119,023)
Australian Dollar ...  MSCO          Buy       81,141,704      67,574,000        2/08/11      2,244,290             --
Australian Dollar ...  UBSW          Buy       81,119,301      67,574,000        2/08/11      2,225,013             --
Chilean Peso ........  DBAB          Buy   19,530,500,000      36,234,694        2/08/11      1,327,620             --
Chilean Peso ........  BZWS          Buy   13,094,000,000      24,156,443        2/08/11      1,026,780             --
Chilean Peso ........  JPHQ          Buy   13,008,500,000      24,156,469        2/08/11        862,315             --
Euro ................  HSBC          Sell      12,565,000      17,183,266        2/08/11         91,327             --


                              32 |Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Euro ................  JPHQ          Sell       2,700,000       3,691,710        2/08/11   $     18,950  $          --
Euro ................  UBSW          Sell      60,237,000      82,696,365        2/08/11        757,079             --
Euro ................  CITI          Sell      80,318,000     110,224,006        2/08/11        968,904             --
Indian Rupee ........  HSBC          Buy      897,700,000      19,227,227        2/08/11             --       (241,880)
Norwegian Krone .....  UBSW          Buy       92,347,500      11,081,744 EUR    2/08/11        278,289             --
Australian Dollar ...  BZWS          Buy       51,501,000   3,802,318,830 JPY    2/09/11      1,362,077             --
Australian Dollar ...  CITI          Buy       51,501,000   3,811,743,513 JPY    2/09/11      1,255,627             --
Australian Dollar ...  DBAB          Buy       51,501,000   3,819,520,164 JPY    2/09/11      1,167,791             --
Chilean Peso ........  BZWS          Buy   26,969,200,000      50,245,366        2/09/11      1,625,064             --
Chilean Peso ........  MLCO          Buy   13,599,000,000      25,359,913        2/09/11        795,329             --
Euro ................  BZWS          Sell      81,618,000     111,382,044        2/09/11        358,744             --
Euro ................  HSBC          Sell      61,213,000      83,714,899        2/09/11        448,104             --
Norwegian Krone .....  UBSW          Buy      129,072,400      15,514,442 EUR    2/09/11        353,003             --
Norwegian Krone .....  DBAB          Buy      184,416,000      22,163,520 EUR    2/09/11        508,712             --
Poland Zloty ........  DBAB          Buy       52,182,000      12,524,181 EUR    2/09/11        499,890             --
Chilean Peso ........  MLCO          Buy   11,009,800,000      20,492,880        2/10/11        683,124             --
Chilean Peso ........  DBAB          Buy   11,009,800,000      20,492,880        2/10/11        683,124             --
Euro ................  BZWS          Sell      69,341,000      94,754,477        2/10/11        431,471             --
Euro ................  DBAB          Sell      20,394,000      27,884,716        2/10/11        143,216             --
Japanese Yen ........  MSCO          Sell   5,856,880,500      65,835,238        2/10/11             --       (318,692)
Poland Zloty ........  BZWS          Buy       52,182,000      12,454,532 EUR    2/10/11        593,262             --
South Korean Won ....  HSBC          Buy   85,877,000,000   6,460,803,490 JPY    2/10/11        368,205             --
Chilean Peso ........  BZWS          Buy   10,990,000,000      20,493,217        2/11/11        645,328             --
Chilean Peso ........  DBAB          Buy    9,634,200,000      17,987,677        2/11/11        543,075             --
Euro ................  UBSW          Sell     140,680,000     192,971,284        2/11/11      1,607,728             --
Chilean Peso ........  DBAB          Buy   10,871,500,000      20,492,931        2/14/11        419,537             --
Malaysian Ringgit ...  DBAB          Buy      204,939,720      59,359,803        2/14/11             --       (100,506)
New Zealand Dollar ..  HSBC          Sell      13,727,783       9,237,425        2/14/11             --        (73,235)
Poland Zloty ........  DBAB          Buy       52,182,000      12,564,590 EUR    2/14/11        438,080             --
South Korean Won ....  HSBC          Buy   73,953,000,000      63,364,750        2/14/11             --       (226,792)
South Korean Won ....  DBAB          Buy   25,517,000,000   1,938,687,129 JPY    2/14/11             --       (114,005)
South Korean Won ....  JPHQ          Buy   29,443,000,000   2,230,530,303 JPY    2/14/11             --        (58,802)
Chilean Peso ........  MSCO          Buy   21,679,600,000      40,986,105        2/16/11        719,336             --
Euro ................  UBSW          Sell      72,848,000      99,065,995        2/16/11             --        (26,606)
Euro ................  JPHQ          Sell      72,848,000      99,116,989        2/16/11         24,388             --
South Korean Won ....  JPHQ          Buy   17,175,000,000   1,314,782,209 JPY    2/16/11             --       (191,559)
Malaysian Ringgit ...  HSBC          Buy       51,597,000      14,998,256        2/17/11             --        (80,391)
Chilean Peso ........  DBAB          Buy    5,360,900,000      10,250,287        2/18/11         63,182             --
Chilean Peso ........  JPHQ          Buy   10,742,400,000      20,500,763        2/18/11        165,806             --
Euro ................  UBSW          Sell      74,206,000     101,944,945        2/18/11      1,005,408             --
Euro ................  DBAB          Sell      74,206,000     101,954,592        2/18/11      1,015,055             --
Chilean Peso ........  JPHQ          Buy   18,232,450,000      34,851,285        2/22/11        229,018             --
Chilean Peso ........  MSCO          Buy   56,142,030,000     107,014,260        2/22/11      1,006,301             --
Chilean Peso ........  DBAB          Buy   22,649,420,000      43,239,162        2/22/11        339,652             --
Japanese Yen ........  JPHQ          Sell   6,693,900,000      74,393,198        2/22/11             --     (1,232,758)
Japanese Yen ........  HSBK          Sell   6,688,700,000      74,390,800        2/22/11             --     (1,176,408)


                             Semiannual Report | 33

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                               SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  -------------
Philippine Peso .....  DBAB          Buy    1,680,226,800      35,336,000        2/22/11   $         --  $    (124,714)
Philippine Peso .....  HSBK          Buy    1,681,781,584      35,336,000        2/22/11             --        (92,132)
Chilean Peso ........  MLCO          Buy   10,813,000,000      20,500,521        2/23/11        304,939             --
Indian Rupee ........  HSBK          Buy    3,331,610,028      70,673,000        2/23/11             --       (283,898)
Chilean Peso ........  MSCO          Buy   10,736,200,000      20,500,668        2/24/11        157,630             --
Chilean Peso ........  MSCO          Buy   22,938,650,000      43,871,495        2/25/11        267,720             --
Chilean Peso ........  DBAB          Buy   16,076,600,000      30,750,956        2/25/11        184,104             --
Chilean Peso ........  CITI          Buy   20,803,900,000      39,664,252        2/25/11        367,216             --
Malaysian Ringgit ...  JPHQ          Buy      287,500,000      84,207,135        2/25/11             --     (1,108,912)
Chilean Peso ........  JPHQ          Buy   10,953,800,000      20,824,715        2/28/11        254,771             --
Chilean Peso ........  DBAB          Buy   11,879,730,000      22,718,933        2/28/11        142,412             --
Chilean Peso ........  MLCO          Buy    5,543,300,000      10,572,764        3/01/11         95,074             --
Chilean Peso ........  MSCO          Buy   22,054,300,000      42,048,236        3/01/11        394,296             --
Chilean Peso ........  DBAB          Buy   19,297,480,000      36,897,667        3/01/11        239,486             --
Japanese Yen ........  JPHQ          Sell   9,819,200,000     109,898,375        3/01/11             --     (1,051,672)
Japanese Yen ........  HSBK          Sell   9,813,450,000     109,896,749        3/01/11             --       (988,327)
Japanese Yen ........  UBSW          Sell  12,728,600,000     143,085,501        3/01/11             --       (738,718)
Chilean Peso ........  DBAB          Buy    5,492,600,000      10,512,153        3/02/11         87,666             --
Chilean Peso ........  DBAB          Buy   12,092,440,000      23,121,300        3/04/11        152,131             --
                                                                                           ------------  -------------
   Unrealized appreciation (depreciation) ...............................................   716,178,758   (241,619,890)
                                                                                           ------------  -------------
      Net unrealized appreciation (depreciation) ........................................  $474,558,868
                                                                                           ============

At February 28, 2010, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

               PAY/RECEIVE    FIXED                                                  EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY  FLOATING RATE   RATE          FLOATING RATE        NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------  -------------  ------   -------------------------  ------------------  ----------  ------------  ------------
JPHQ .......  Pay              7.12%  NZD Bank Bill Rate             53,700,000 NZD    8/01/13    $ 2,893,215  $        --
JPHQ .......  Pay             7.055%  NZD Bank Bill Rate             53,700,000 NZD    8/04/13      2,808,612           --
JPHQ .......  Pay             7.035%  NZD Bank Bill Rate            107,400,000 NZD    8/05/13      5,559,108           --
JPHQ .......  Pay              7.05%  NZD Bank Bill Rate             26,850,000 NZD    8/06/13      1,393,133           --
JPHQ .......  Pay              7.05%  NZD Bank Bill Rate             26,850,000 NZD    8/07/13      1,393,563           --
JPHQ .......  Pay              7.00%  NZD Bank Bill Rate             28,425,600 NZD    8/14/13      1,432,044           --
JPHQ .......  Pay              5.23%  NZD Bank Bill Rate             65,000,000 NZD   12/05/13        832,220           --
JPHQ .......  Pay              9.50%  MXN Interbank Equilibrium
                                         Interest Rate            1,541,000,000 MXN   10/09/18     13,420,995           --
JPHQ .......  Pay             10.11%  MXN Interbank Equilibrium
                                         Interest Rate              635,000,000 MXN   11/07/18      7,512,436           --
JPHQ .......  Pay            10.080%  MXN Interbank Equilibrium
                                         Interest Rate              355,000,000 MXN   11/09/18      4,138,419           --
JPHQ .......  Pay             8.675%  MXN Interbank Equilibrium
                                         Interest Rate              350,325,000 MXN   11/29/18      1,585,461           --
JPHQ .......  Pay              5.59%  NZD Bank Bill Rate             76,500,000 NZD   12/05/18          8,935           --
CITI .......  Pay             7.697%  MXN Interbank Equilibrium
                                         Interest Rate              526,600,000 MXN    1/11/19             --     (363,647)
CITI .......  Pay             7.666%  MXN Interbank Equilibrium
                                         Interest Rate              686,900,000 MXN    1/12/19             --     (585,905)


                             34 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

               PAY/RECEIVE    FIXED                                                  EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY  FLOATING RATE   RATE          FLOATING RATE        NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------  -------------  ------   -------------------------  ------------------  ----------  ------------  ------------
CITI .......  Pay             7.835%  MXN Interbank Equilibrium
                                         Interest Rate              457,900,000 MXN    1/15/19   $      6,169  $       --
CITI .......  Pay             7.869%  MXN Interbank Equilibrium
                                         Interest Rate              595,300,000 MXN    1/16/19        106,980          --
CITI .......  Pay              8.00%  MXN Interbank Equilibrium
                                         Interest Rate              145,100,000 MXN    1/18/19        122,008          --
JPHQ .......  Pay              8.06%  MXN Interbank Equilibrium
                                         Interest Rate              230,870,000 MXN    1/22/19        302,386          --
CITI .......  Pay              8.07%  MXN Interbank Equilibrium
                                         Interest Rate              725,510,000 MXN    1/22/19        988,075          --
JPHQ .......  Pay             10.29%  MXN Interbank Equilibrium
                                         Interest Rate              178,000,000 MXN   10/25/28      2,608,050          --
JPHQ .......  Pay             10.28%  MXN Interbank Equilibrium
                                         Interest Rate               75,000,000 MXN   10/27/28      1,091,583          --
JPHQ .......  Pay             10.22%  MXN Interbank Equilibrium
                                         Interest Rate               77,000,000 MXN   10/30/28      1,082,786          --
JPHQ .......  Pay             8.317%  MXN Interbank Equilibrium
                                         Interest Rate              346,300,000 MXN    1/09/29             --     (135,841)
JPHQ .......  Pay              9.12%  MXN Interbank Equilibrium
                                         Interest Rate                3,250,000 MXN    2/01/29         18,048           --
                                                                                                  -----------  -----------
   Unrealized appreciation (depreciation) .....................................................    52,223,335   (1,085,393)
                                                                                                  -----------  -----------
      Net unrealized appreciation (depreciation) ..............................................   $51,137,942
                                                                                                  ===========

(a)  In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 52.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

                                                              TEMPLETON GLOBAL
                                                                  BOND FUND
                                                              ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................    $24,434,102,788
      Cost - Sweep Money Fund (Note 7) ....................      1,194,921,154
                                                               ---------------
      Total cost of investments ...........................    $25,629,023,942
                                                               ===============
      Value - Unaffiliated issuers ........................    $26,174,149,445
      Value - Sweep Money Fund (Note 7) ...................      1,194,921,154
                                                               ===============
      Total value of investments ..........................     27,369,070,599
   Cash ...................................................         50,281,802
   Foreign currency, at value (cost $35,449,942) ..........         35,224,708
   Receivables:
      Investment securities sold ..........................         12,645,616
      Capital shares sold .................................        320,945,432
      Interest ............................................        531,608,051
   Unrealized appreciation on forward exchange contracts ..        716,178,758
   Unrealized appreciation on swap contracts ..............         52,223,335
   Other assets ...........................................             68,374
                                                               ---------------
         Total assets .....................................     29,088,246,675
                                                               ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................         71,941,882
      Capital shares redeemed .............................         52,457,783
      Affiliates ..........................................         16,322,317
      Allocator Funds (Note 11) ...........................             12,549
      Due to brokers ......................................         49,800,000
   Unrealized depreciation on forward exchange contracts ..        241,619,890
   Unrealized depreciation on swap contracts ..............          1,085,393
   Accrued expenses and other liabilities .................          5,975,911
                                                               ---------------
         Total liabilities ................................        439,215,725
                                                               ---------------
            Net assets, at value ..........................    $28,649,030,950
                                                               ===============
Net assets consist of:
   Paid-in capital ........................................    $26,379,775,322
   Undistributed net investment income ....................        220,997,413
   Net unrealized appreciation (depreciation) .............      2,260,538,488
   Accumulated net realized gain (loss) ...................       (212,280,273)
                                                               ---------------
            Net assets, at value ..........................    $28,649,030,950
                                                               ===============

   The accompanying notes are an integral part of these financial statements.


                             36 | Semiannual Report

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010 (unaudited)

                                                                              TEMPLETON GLOBAL
                                                                                  BOND FUND
                                                                              ----------------
CLASS A:
   Net assets, at value ...................................................    $14,308,438,280
                                                                               ===============
   Shares outstanding .....................................................      1,106,570,593
                                                                               ===============
   Net asset value per share(a) ...........................................    $         12.93
                                                                               ===============
   Maximum offering price per share (net asset value per share / 95.75%) ..    $         13.50
                                                                               ===============
CLASS C:
   Net assets, at value ...................................................    $ 4,966,284,894
                                                                               ===============
   Shares outstanding .....................................................        383,422,214
                                                                               ===============
   Net asset value and maximum offering price per share(a) ................    $         12.95
                                                                               ===============
CLASS R:
   Net assets, at value ...................................................    $    11,247,102
                                                                               ===============
   Shares outstanding .....................................................            869,700
                                                                               ===============
   Net asset value and maximum offering price per share ...................    $         12.93
                                                                               ===============
ADVISOR CLASS:
   Net assets, at value ...................................................    $ 9,363,060,674
                                                                               ===============
   Shares outstanding .....................................................        725,925,555
                                                                               ===============
   Net asset value and maximum offering price per share ...................    $         12.90
                                                                               ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 37

Templeton Income Trust

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

                                                                                         TEMPLETON GLOBAL
                                                                                             BOND FUND
                                                                                         ----------------
Investment income:
   Interest (net of foreign taxes of $10,013,416) ....................................    $  625,000,699
                                                                                          --------------
Expenses:
   Management fees (Note 3a) .........................................................        45,079,445
   Administrative fees (Note 3b) .....................................................         8,860,270
   Distribution fees: (Note 3c)
      Class A ........................................................................        14,899,159
      Class C ........................................................................        12,945,046
      Class R ........................................................................            15,538
   Transfer agent fees (Note 3e) .....................................................        11,583,146
   Special servicing agreement fees (Note 11) ........................................           106,791
   Custodian fees (Note 4) ...........................................................         6,002,163
   Reports to shareholders ...........................................................           741,334
   Registration and filing fees ......................................................           569,429
   Professional fees .................................................................           144,569
   Trustees' fees and expenses .......................................................           179,374
   Other .............................................................................           402,917
                                                                                          --------------
         Total expenses ..............................................................       101,529,181
         Expense reductions (Note 4) .................................................            (5,692)
                                                                                          --------------
            Net expenses .............................................................       101,523,489
                                                                                          --------------
               Net investment income .................................................       523,477,210
                                                                                          ==============
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................       248,185,209
      Foreign currency transactions ..................................................      (181,574,614)
      Futures contracts ..............................................................            (3,489)
      Swap contracts .................................................................        57,630,353
                                                                                          --------------
               Net realized gain (loss) ..............................................       124,237,459
                                                                                          --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................       538,041,125
      Translation of other assets and liabilities denominated in foreign currencies ..       561,452,474
                                                                                          --------------
               Net change in unrealized appreciation (depreciation) ..................     1,099,493,599
                                                                                          --------------
Net realized and unrealized gain (loss) ..............................................     1,223,731,058
                                                                                          --------------
Net increase (decrease) in net assets resulting from operations ......................    $1,747,208,268
                                                                                          ==============

   The accompanying notes are an integral part of these financial statements.


                             38 | Semiannual Report

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       TEMPLETON GLOBAL BOND FUND
                                                                                  -----------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                  FEBRUARY 28, 2010      YEAR ENDED
                                                                                     (UNAUDITED)      AUGUST 31, 2009
                                                                                  -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................    $   523,477,210    $   601,697,723
      Net realized gain (loss) from investments, foreign currency transactions,
         futures contracts, and swap contracts ................................        124,237,459         42,132,581
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ...................................................      1,099,493,599      1,133,470,793
                                                                                   ---------------    ---------------
         Net increase (decrease) in net assets resulting from operations ......      1,747,208,268      1,777,301,097
                                                                                   ---------------    ---------------
Distributions to shareholders from:
   Net investment income and net foreign currency gains:
      Class A .................................................................       (255,468,676)      (528,566,042)
      Class C .................................................................        (77,341,358)      (153,123,371)
      Class R .................................................................           (126,862)           (28,784)
      Advisor Class ...........................................................       (159,692,597)      (234,539,757)
                                                                                   ---------------    ---------------
   Total distributions to shareholders ........................................       (492,629,493)      (916,257,954)
                                                                                   ---------------    ---------------
   Capital share transactions: (Note 2)
      Class A .................................................................      4,346,745,782      2,124,423,530
      Class C .................................................................      1,875,895,328        746,147,944
      Class R .................................................................          7,595,938          3,250,451
      Advisor Class ...........................................................      3,963,501,436      2,396,166,556
                                                                                   ---------------    ---------------
   Total capital share transactions ...........................................     10,193,738,484      5,269,988,481
                                                                                   ---------------    ---------------
         Net increase (decrease) in net assets ................................     11,448,317,259      6,131,031,624
Net assets:
   Beginning of period ........................................................     17,200,713,691     11,069,682,067
                                                                                   ---------------    ---------------
   End of period ..............................................................    $28,649,030,950    $17,200,713,691
                                                                                   ===============    ===============
Undistributed net investment income included in net assets:
   End of period ..............................................................    $   220,997,413    $   190,149,696
                                                                                   ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities, government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             40 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                             Semiannual Report | 41

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into financial futures contracts in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

At February 28, 2010, the Fund holds $49,800,000 in cash as collateral for derivatives. Unrestricted cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             42 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Funds may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                             Semiannual Report | 43

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED                    YEAR ENDED
                                          FEBRUARY 28, 2010                 AUGUST 31, 2009
                                    -----------------------------   -------------------------------
                                       SHARES          AMOUNT          SHARES           AMOUNT
                                    -----------   ---------------   ------------   ----------------
CLASS A SHARES:
   Shares sold .................    419,094,714   $ 5,309,422,195    436,747,860   $ 5,070,305,685
   Shares issued in reinvestment
      of distributions .........     17,464,172       222,431,820     37,712,586       424,420,898
   Shares redeemed .............    (93,358,456)   (1,185,108,233)  (297,583,904)   (3,370,303,053)
                                    -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....    343,200,430   $ 4,346,745,782    176,876,542   $ 2,124,423,530
                                    ===========   ===============   ============   ===============
CLASS C SHARES:
   Shares sold .................    165,283,206   $ 2,096,722,961    108,518,041   $ 1,264,660,020
   Shares issued in reinvestment
      of distributions .........      4,351,023        55,542,209      9,502,539       106,967,307
   Shares redeemed .............    (21,746,381)     (276,369,842)   (55,675,158)     (625,479,383)
                                    -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....    147,887,848   $ 1,875,895,328     62,345,422   $   746,147,944
                                    ===========   ===============   ============   ===============
CLASS R SHARES:(a)
   Shares sold .................        672,521   $     8,562,331        282,959   $     3,354,514
   Shares issued in reinvestment
      of distributions .........          9,909           126,540          2,418            28,648
   Shares redeemed .............        (86,937)       (1,092,933)       (11,170)         (132,711)
                                    -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....        595,493   $     7,595,938        274,207   $     3,250,451
                                    ===========   ===============   ============   ===============


                             44 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         SIX MONTHS ENDED                  YEAR ENDED
                                         FEBRUARY 28, 2010               AUGUST 31, 2009
                                   ----------------------------   ----------------------------
                                      SHARES         AMOUNT          SHARES         AMOUNT
                                   -----------   --------------   -----------   --------------
ADVISOR CLASS SHARES:
   Shares sold .................   354,223,176   $4,488,497,170   272,775,090   $3,179,031,911
   Shares issued in reinvestment
      of distributions .........     6,690,713       85,048,624    11,743,044      131,906,481
   Shares redeemed .............   (48,127,492)    (610,044,358)  (81,612,222)    (914,771,836)
                                   -----------   --------------   -----------   --------------
   Net increase (decrease) .....   312,786,397   $3,963,501,436   202,905,912   $2,396,166,556
                                   ===========   ==============   ===========   ==============

(a) For the period February 2, 2009 (effective date) to August 31, 2009 for Class R.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.50%          Up to and including $200 million
       0.45%          Over $200 million, up to and including $1.3 billion
       0.40%          In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                             Semiannual Report | 45

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class C ..   0.65%
Class R ..   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $5,205,226
Contingent deferred sales charges retained ...................   $  506,453

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $11,583,146, of which $6,962,364 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                             46 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $47,739,851 expiring in 2017.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $10,719,686 and $237,733,028, respectively.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $25,761,440,666
                                                ===============
Unrealized appreciation .....................   $ 2,122,871,613
Unrealized depreciation .....................      (515,241,680)
                                                ---------------
Net unrealized appreciation (depreciation) ..   $ 1,607,629,933
                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, financial futures transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $10,798,742,652 and $1,866,138,912, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 47

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. CREDIT RISK

At February 28, 2010, the Fund had 14.98% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                          -----------------------------------------   -----------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS        STATEMENT OF ASSETS AND     FAIR VALUE      STATEMENT OF ASSETS AND     FAIR VALUE
HEDGING INSTRUMENTS          LIABILITIES LOCATION         AMOUNT         LIABILITIES LOCATION         AMOUNT
--------------------      --------------------------   ------------   --------------------------   ------------
Interest rate             Unrealized appreciation on                  Unrealized depreciation on
   contracts...........   swap contracts               $ 52,223,335   swap contracts               $  1,085,393
Foreign exchange          Unrealized appreciation on                  Unrealized depreciation on
   contracts...........   forward exchange contracts    716,178,758   forward exchange contracts    241,619,890


                             48 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended February 28, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                          CHANGE IN
                                                                                         UNREALIZED         AVERAGE
                                                                                        APPRECIATION        AMOUNT
DERIVATIVE CONTRACTS                                                   REALIZED GAIN   (DEPRECIATION)     OUTSTANDING
NOT ACCOUNTED FOR AS                      STATEMENT OF                (LOSS) FOR THE       FOR THE        DURING THE
HEDGING INSTRUMENTS                   OPERATIONS LOCATIONS                PERIOD           PERIOD          PERIOD(a)
--------------------         --------------------------------------   --------------   --------------   --------------
Interest rate contracts...   Net realized gain (loss) from futures/
                             swap contracts/Net change in
                             unrealized appreciation
                             (depreciation) on investments            $  57,626,864    $(33,778,302)     1,132,487,802
Foreign exchange
   contracts..............   Net realized gain (loss) from foreign
                             currency transactions/Net change in
                             unrealized appreciation (depreciation)
                             on translation of other assets and
                             liabilities denominated in foreign
                             currencies                                (126,065,758)    574,827,876     20,647,717,015

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds and the Fund are either managed by Advisers or administered by FT Services. For the period ended February 28, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At February 28, 2010, 1.02% of the Fund's outstanding shares was held by one or more of the Allocator Funds.


                             Semiannual Report | 49

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             50 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

13. FAIR VALUE MEASUREMENTS

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1          LEVEL 2       LEVEL 3        TOTAL
                                    --------------   ---------------   -------   ---------------
ASSETS:
   Investments in Securities:
      Bonds(a) ..................   $           --   $24,622,289,290     $--     $24,622,289,290
      Municipal Bonds ...........               --       585,943,584      --         585,943,584
      Short Term Investments ....    1,194,921,154       965,916,571      --       2,160,837,725
                                    --------------   ---------------     ---     ---------------
         Total Investments in
            Securities ..........   $1,194,921,154   $26,174,149,445     $--     $27,369,070,599
                                    --------------   ---------------     ---     ---------------
   Swaps ........................               --        52,223,335      --          52,223,335
   Forward Exchange Contracts ...               --       716,178,758      --         716,178,758
LIABILITIES:
   Swaps ........................               --         1,085,393      --           1,085,393
   Forward Exchange Contracts ...               --       241,619,890      --         241,619,890

(a) For detailed bonds descriptions, see the accompanying Statements of Investments.

14. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, Derivatives and Hedging (Topic
815): Scope Exception Related to Embedded Credit Derivatives, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                             Semiannual Report | 51

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

ABBREVIATIONS

CURRENCY
AUD   - Australian Dollar
BRL   - Brazilian Real
EGP   - Egyptian Pound
EUR   - Euro
IDR   - Indonesian Rupiah
ILS   - New Israeli Shekel
JPY   - Japanese Yen
KRW   - South Korean Won
LKR   - Sri Lankan Rupee
MXN   - Mexican Peso
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
NZD   - New Zealand Dollar
PEN   - Peruvian Nuevo Sol
PLN   - Polish Zloty
SEK   - Swedish Krona

SELECTED PORTFOLIO
AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ID    - Improvement District
ISD   - Independent School District
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
USD   - Unified/Union School District

COUNTERPARTY
BOFA  - Bank of America N.A.
BZWS  - Barclays Bank PLC
CITI  - Citibank N.A.
DBAB  - Deutsche Bank AG
FBCO  - Credit Suisse International
HSBC  - HSBC Bank USA, N.A.
HSBK  - HSBC Bank PLC
JPHQ  - JP Morgan Chase N.A.
MLCO  - Merrill Lynch Capital Services
MSCO  - Morgan Stanley and Co. Inc.
UBSW  - UBS AG


                             52 | Semiannual Report

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL BOND FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 53

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)    One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BOND FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 S 04/10


FEBRUARY 28, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Income Trust

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                    FIXED INCOME

                                   TEMPLETON
                            GLOBAL TOTAL RETURN FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin  Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Global Total Return Fund ........................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   12
Financial Highlights and Statement of Investments .........................   14
Financial Statements ......................................................   40
Notes to Financial Statements .............................................   44
Shareholder Information ...................................................   57

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

Templeton Global Total Return Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
President and Chief Executive
Officer - Investment Management
Templeton Income Trust

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Templeton Global Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Total Return Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, or government-related or corporate issuers worldwide (collectively, "bonds"). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 2/28/10

                                   (PIE CHART)

Bonds.......................................   83.1%
Municipal Bonds.............................    2.7%
Senior Floating Rate Interests..............    2.4%
Short-Term Investments & Other Net Assets...   11.8%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Global Total Return Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Total Return Fund - Class A delivered a +9.02% cumulative total return. The Fund outperformed its benchmark, the Barclays Capital (BC) Multiverse Index, which posted a

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                             Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 2/28/10

                                  (BAR CHART)

Americas               38.3%
Asia Pacific           29.0%
Other Europe           20.9%
Middle East & Africa    6.9%
Supranational*          0.9%
EMU**                   0.7%
Other Net Assets        3.3%

* The Fund's supranational investments were denominated in the Ghanaian cedi, Norwegian krone and U.S. dollar.

**   The Fund's EMU investments were in France, Germany and the Netherlands.

+2.08% cumulative total return for the same period.(1) You can find other performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Although the U.S. Federal Reserve Board and the European Central Bank began preparing for eventual tightening, Japan increased its level of monetary accommodation. Outside of the G-3 (U.S., eurozone and Japan), other central banks such as those of Australia and Norway began to normalize their interest rate policies given stronger growth dynamics and pricing pressures.

During the period, differentiation in recovery strength increased across regions and countries. For example, U.S. gross domestic product (GDP) rose 0.1% year-over-year in 2009's fourth quarter, while Japan's contracted 0.4% and the eurozone's shrank 2.1%.(2) However, the positive figure recorded in the U.S. was meager compared with growth rates outside developed economies. Real GDP for the same period rose 10.7% in China year-over-year, in India and South Korea, 6.0%, in Brazil, 4.3%, and in Poland, 3.1%.(3)

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, the fiscal deterioration led to upward pressure on public debt ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010, while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(4) Increased investor and institutional scrutiny

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Multiverse Index provides a broad-based measure of the international fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Sources: Economic and Social Research Institute (Japan); Eurostat
     (eurozone).

(3.) Sources: National Bureau of Statistics (China); India Central Statistical
     Organization; Bank of Korea (South Korea); IBGE (Brazil); Polish Statistics Office.

(4.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                             4 | Semiannual Report
of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments.

Concerns about developed economies' sovereign credit fundamentals had limited spillover into emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

Relative to the BC Multiverse Index, the Fund benefited from its interest rate strategy during the six-month reporting period. Given historically low interest rates in the world's largest economies, we further shortened the portfolio's overall duration. We held no U.S. Treasury securities and had limited duration exposure in other developed bond markets. Although U.S. inflationary pressures remained subdued by slack in the economy, characterized by a relatively high 9.7% unemployment rate as of February 2010 and increased labor productivity, we avoided exposure to U.S. government bonds given a large fiscal deficit (9.9% of GDP in 2009) and what we believed were more attractive yield opportunities elsewhere.(5) During the reporting period, the Fund's relative performance benefited from a lack of exposure to U.S. Treasuries as long-term government bond yields rose 21 basis points (bps) from 3.40% to 3.61%. Conversely, the Fund's underweighted eurozone position and lack of exposure to Japanese government bonds detracted from relative performance.

We maintained duration exposure in select cases where we viewed significant slack in an economy, such as Mexico's, or prospects for a drop in risk premium, such as in Indonesia. The Fund benefited from duration exposure in Mexico where long-term bond yields fell 56 bps from 8.16% to 7.60%.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(5.) Sources: Bureau of Labor Statistics; Congressional Budget Office.


                             Semiannual Report | 5

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

Mexico's economic recovery was relatively weak, with fourth quarter 2009 GDP contracting an annualized 2.3%, supporting disinflation, or a slowdown in the rate of price increases.(6) Additionally, Mexico passed fiscal reform legislation to increase budget revenues and help secure fiscal stability. The Fund also benefited from duration exposure in Indonesia, where long-term bond yields fell 66 bps from 10.51% to 9.85%.

CURRENCY STRATEGY

The Fund's currency strategy benefited relative performance. Fund positioning during the reporting period reflected growing divergence in economic performance among the G-3 and between developed and emerging market economies.

The Fund benefited from its large net negative position in the euro, which fell 4.90% against the U.S. dollar during the period.(7) We viewed the euro-zone's economic growth prospects versus the U.S. as hampered by Europe's relatively more constrained credit conditions, lower productivity, less flexible labor market, and concerns involving the fiscal creditworthiness of Greece. Conversely, the Fund's net negative Japanese yen position detracted from performance given the yen's 4.39% appreciation against the U.S. dollar.7 We continued to view Japan as a significant economic underperformer among major industrial countries. While the U.S. and eurozone discussed strategies for scaling back unconventional monetary stimulus, Japan increased liquidity injections into its commercial banking system to counter increased risks to growth and greater deflation pressure. January 2010 consumer prices rose an annualized 2.6% in the U.S. and 1.0% in the eurozone but fell an annualized 1.3% in Japan.(8) We also held net negative yen exposure to protect against rising U.S. Treasury yields given our analysis of a strong correlation between the value of the Japanese yen versus the U.S. dollar and the differential between interest rates in the U.S. and Japan.

The Fund also benefited from exposure to Asian currencies. Relative to the U.S. dollar, the Indonesian rupiah rose 7.98%, the South Korean won, 7.67%, the Australian dollar, 6.22%, and the Indian rupee, 5.90%, during the six months under review.(7) Asia's positive economic growth momentum led policymakers to begin tightening monetary policy. Australia was one of the first developed economy to increase interest rates, and China and India also tightened policy during the period. While the region's positive growth differential and rising interest rates attracted capital inflows, its overall balance of payment positions remained supportive as evidenced by the region's

(6.) Source: National Institute of Statistics and Geography.

(7.) Source: IDC/Exshare.

(8.) Sources: Bureau of Labor Statistics (U.S.); Eurostat (eurozone); Economic and Social Research Institute (Japan).


                             6 | Semiannual Report
reserve accumulation. Exposure to Latin American currencies also contributed to relative performance. For example, the Chilean peso rose 4.88% and the Brazilian real, 3.37%, against the U.S. dollar over the period.(7)

GLOBAL CREDIT STRATEGY

In addition to investing in global government bonds, as discussed earlier, the Fund also invested in the credit sector. As an asset class, such investments typically compensate for greater credit risk by offering higher yields relative to comparable maturity U.S. and European benchmark treasury yields. At period-end, the Fund was overweighted in emerging market sovereign credit and noninvestment-grade corporate credit securities and underweighted in investment-grade corporate credit securities. Relative to the BC Multiverse Index, the Fund's overall positioning in sovereign and corporate credit securities benefited performance during the six-month review period. Additionally, the Fund's lack of exposure to U.S. agencies benefited relative performance, while its lack of exposure to securitized credits (such as mortgage-backed securities) detracted.

We continued to find what we believed were attractive opportunities in global credit markets. U.S. dollar-denominated emerging market debt generated a six-month return of +8.42%, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(9) Although emerging market sovereign bond yield spreads narrowed from crisis-driven levels, we continued to find value in the sector as the slower economic growth environment created financing needs in some countries with solid credit fundamentals that have not issued bonds in several years. For the six months under review, the BC Global Aggregate Corporate Index and the BC Global High Yield Index returned +3.40% and +12.79%.(10) We continued to find some corporate credit investment opportunities. Improving U.S. economic growth supported corporate credit fundamentals and lowered default risk. After reaching historically wide yield spreads over U.S. Treasuries in 2009, during the reporting period investment-grade corporate yields fell to historically average levels following strong performance across all sectors. High yield spreads also tightened significantly from their widest levels reached in late 2008 and early 2009, but spreads remained above their historical average.

(9.) Source: (C) 2010 Morningstar. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

(10.) Source: (C) 2010 Morningstar. The BC Global Aggregate Corporate Index is the corporate component of the BC Global Aggregate Index. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. The BC Global High Yield Index provides a broad-based measure of global high yield fixed income markets. It represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan-European Emerging Markets High-Yield Indexes. The BC Global Aggregate and High Yield Indexes are components of the BC Multiverse Index.

CURRENCY BREAKDOWN

2/28/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  68.0%
U.S. Dollar               48.1%
Brazilian Real             7.4%
Chilean Peso               7.2%
Mexican Peso               5.3%
                         -----
ASIA PACIFIC              25.3%
South Korean Won          13.8%
Australian Dollar          9.8%
Malaysian Ringgit          7.0%
Indian Rupee               4.8%
Philippine Peso            4.7%
Indonesian Rupiah          4.2%
Sri Lankan Rupee           1.7%
Chinese Yuan               1.6%
New Zealand Dollar*       -2.4%
Japanese Yen*            -19.9%
                         -----
MIDDLE EAST & AFRICA       6.3%
Israeli New Shekel         4.0%
Egyptian Pound             1.8%
Ghanaian Cedi              0.5%
                         -----
EUROPE                     0.4%
Swedish Krona              7.9%
Norwegian Krone            7.6%
Polish Zloty               7.0%
Euro*                    -22.1%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.


                              Semiannual Report | 7

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             8 | Semiannual Report

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TGTRX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.76    $12.09    $11.33
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2525
Short-Term Capital Gain          $0.0013
Long-Term Capital Gain           $0.0016
   TOTAL                         $0.2554

CLASS C (SYMBOL: TTRCX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.08    $11.33
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2334
Short-Term Capital Gain          $0.0013
Long-Term Capital Gain           $0.0016
   TOTAL                         $0.2363

CLASS R (SYMBOL: N/A)                      CHANGE   2/28/10   8/31/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.09    $11.34
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2425
Short-Term Capital Gain          $0.0013
Long-Term Capital Gain           $0.0016
   TOTAL                         $0.2454

ADVISOR CLASS (SYMBOL: TTRZX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.75    $12.10    $11.35
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2715
Short-Term Capital Gain          $0.0013
Long-Term Capital Gain           $0.0016
   TOTAL                         $0.2744


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH    1-YEAR   INCEPTION (9/30/08)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +9.02%    +36.15%        +33.77%
Average Annual Total Return(3)                  +4.42%    +30.30%        +19.17%
Value of $10,000 Investment(4)                 $10,442   $13,030        $12,813
Avg. Ann. Total Return (3/31/10)(5)                       +29.60%        +21.52%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.90%
      With Waiver                       1.09%

CLASS C                                        6-MONTH    1-YEAR   INCEPTION (9/30/08)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +8.76%    +35.53%        +33.09%
Average Annual Total Return(3)                  +7.76%    +34.53%        +22.41%
Value of $10,000 Investment(4)                 $10,776   $13,453        $13,309
Avg. Ann. Total Return (3/31/10)(5)                       +33.79%        +24.68%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.35%
      With Waiver                       1.54%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (9/30/08)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +8.84%    +35.67%        +33.44%
Average Annual Total Return(3)                  +8.84%    +35.67%        +22.64%
Value of $10,000 Investment(4)                 $10,884   $13,567        $13,344
Avg. Ann. Total Return (3/31/10)(5)                       +34.94%        +24.91%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.17%
      With Waiver                       1.36%

ADVISOR CLASS                                  6-MONTH    1-YEAR   INCEPTION (9/30/08)
-------------                                  -------   -------   -------------------
Cumulative Total Return(2)                      +9.10%    +36.44%        +34.25%
Average Annual Total Return(3)                  +9.10%    +36.44%        +23.17%
Value of $10,000 Investment(4)                 $10,910   $13,644        $13,425
Avg. Ann. Total Return (3/31/10)(5)                       +35.70%        +25.44%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.70%
      With Waiver                       0.89%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.84% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 12/31/10.


                             10 | Semiannual Report

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTING IN DERIVATIVE SECURITIES, SUCH AS FINANCIAL FUTURES, OPTION CONTRACTS, CURRENCY FORWARDS AND SWAPS, AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND IS NONDIVERSIFIED, WHICH INVOLVES THE RISK OF GREATER PRICE FLUCTUATION THAN A MORE DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods shown.

(3.) Average annual total return represents the average annual change in value of an investment over the periods shown. Six-month return has not been annualized.

(4.) This figure represents the value of a hypothetical $10,000 investment in the Fund over the periods shown.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 9/30/09      VALUE 2/28/10   PERIOD* 9/30/09-2/28/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,090.20              $5.65
Hypothetical (5% return before expenses)         $1,000           $1,019.39              $5.46
CLASS C
Actual                                           $1,000           $1,087.60              $7.71
Hypothetical (5% return before expenses)         $1,000           $1,017.41              $7.45
CLASS R
Actual                                           $1,000           $1,088.40              $6.94
Hypothetical (5% return before expenses)         $1,000           $1,018.15              $6.71
ADVISOR CLASS
Actual                                           $1,000           $1,091.00              $4.36
Hypothetical (5% return before expenses)         $1,000           $1,020.63              $4.21


* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%; C: 1.49%; R:
     1.34%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                             FEBRUARY 28, 2010   AUGUST 31,
CLASS A                                                         (UNAUDITED)        2009(a)
-------                                                      -----------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................       $  11.33         $ 10.00
                                                                 --------         -------
Income from investment operations(b):
   Net investment income(c) ..............................           0.27            0.67
   Net realized and unrealized gains (losses) ............           0.74            1.47
                                                                 --------         -------
Total from investment operations .........................           1.01            2.14
                                                                 --------         -------
Less distributions from:
   Net investment income and net foreign currency gains ..         (0.25)           (0.81)
   Net realized gains ....................................            --(d)            --
                                                                 --------         -------
Total distributions ......................................          (0.25)          (0.81)
                                                                 --------         -------
Net asset value, end of period ...........................       $  12.09         $ 11.33
                                                                 --------         -------
Total return(e) ..........................................           9.02%          22.70%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........           1.10%           1.81%
Expenses net of waiver and payments by affiliates ........           1.09%           1.04%
Net investment income ....................................           5.44%           7.02%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................       $191,583         $50,771
Portfolio turnover rate ..................................           3.13%          22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                             FEBRUARY 28, 2010   AUGUST 31,
CLASS C                                                         (UNAUDITED)        2009(a)
-------                                                      -----------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................        $ 11.33         $ 10.00
                                                                  -------         -------
Income from investment operations(b):
   Net investment income(c) ..............................           0.24            0.66
   Net realized and unrealized gains (losses) ............           0.74            1.46
                                                                  -------         -------
Total from investment operations .........................           0.98            2.12
                                                                  -------         -------
Less distributions from:
   Net investment income and net foreign currency gains ..          (0.23)          (0.79)
   Net realized gains ....................................             --(d)           --
                                                                  -------         -------
Total distributions ......................................          (0.23)          (0.79)
                                                                  -------         -------
Net asset value, end of period ...........................        $ 12.08         $ 11.33
                                                                  -------         -------
Total return(e) ..........................................           8.76%          22.36%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........           1.50%           2.28%
Expenses net of waiver and payments by affiliates ........           1.49%           1.49%
Net investment income ....................................           5.04%           6.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $68,395         $12,916
Portfolio turnover rate ..................................           3.13%          22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                             FEBRUARY 28, 2010   AUGUST 31,
CLASS R                                                         (UNAUDITED)        2009(a)
-------                                                      -----------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................        $11.34           $10.00
                                                                  ------           ------
Income from investment operations(b):
   Net investment income(c) ..............................          0.27             0.66
   Net realized and unrealized gains (losses) ............          0.72             1.48
                                                                  ------           ------
Total from investment operations .........................          0.99             2.14
                                                                  ------           ------
Less distributions from:
   Net investment income and net foreign currency gains ..         (0.24)           (0.80)
   Net realized gains ....................................            --(d)            --
                                                                  ------           ------
Total distributions ......................................         (0.24)           (0.80)
                                                                  ------           ------
Net asset value, end of period ...........................        $12.09           $11.34
                                                                  ------           ------
Total return(e) ..........................................          8.84%           22.61%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........          1.35%            2.08%
Expenses net of waiver and payments by affiliates ........          1.34%            1.31%
Net investment income ....................................          5.19%            6.75%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $  251           $  149
Portfolio turnover rate ..................................          3.13%           22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                             FEBRUARY 28, 2010   AUGUST 31,
ADVISOR CLASS                                                   (UNAUDITED)        2009(a)
-------------                                                -----------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................       $  11.35         $ 10.00
                                                                 --------         -------
Income from investment operations(b):
   Net investment income(c) ..............................           0.28            0.74
   Net realized and unrealized gains (losses) ............           0.74            1.44
                                                                 --------         -------
Total from investment operations .........................           1.02            2.18
                                                                 --------         -------
Less distributions from:
   Net investment income and net foreign currency gains ..          (0.27)          (0.83)
   Net realized gains ....................................             --(d)           --
                                                                 --------         -------
Total distributions ......................................          (0.27)          (0.83)
                                                                 --------         -------
Net asset value, end of period ...........................       $  12.10         $ 11.35
                                                                 --------         -------
Total return(e) ..........................................           9.10%          23.06%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........           0.85%           1.61%
Expenses net of waiver and payments by affiliates ........           0.84%           0.84%
Net investment income ....................................           5.69%           7.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................       $149,282         $21,105
Portfolio turnover rate ..................................           3.13%          22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Income Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                        SHARES                  VALUE
       ----------------------------------                                                    --------------          ------------
       COMMON STOCKS (COST $34,392) 0.0%(a)
       UNITED STATES 0.0%(a)
(b)    Dex One Corp. .....................................................................            1,109          $     33,061
                                                                                                                     ------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(c)
                                                                                             --------------
       BONDS 83.1%
       ARGENTINA 2.9%
       Government of Argentina,
(d)    GDP Linked Securities, 12/15/35 ...................................................      132,430,000             7,694,183
(e, f) senior bond, FRN, 0.389%, 8/03/12 .................................................       12,337,000             4,009,525
                                                                                                                     ------------
                                                                                                                       11,703,708
                                                                                                                     ------------
       AUSTRALIA 8.7%
       Government of Australia, TB123, 5.75%, 4/15/12 ....................................       14,630,000    AUD     13,420,033
       New South Wales Treasury Corp.,
          6.00%, 5/01/12 .................................................................        7,130,000    AUD      6,534,019
          19RG, 6.00%, 4/01/19 ...........................................................          542,000    AUD        493,079
       Queensland Treasury Corp.,
          11, 6.00%, 6/14/11 .............................................................       10,960,000    AUD      9,996,559
          13, 6.00%, 8/14/13 .............................................................        4,400,000    AUD      4,047,680
       Westpac Banking Corp., senior note, 4.20%, 2/27/15 ................................          400,000               412,608
(g)    Woodside Finance Ltd., 144A, 4.50%, 11/10/14 ......................................          700,000               723,401
                                                                                                                     ------------
                                                                                                                       35,627,379
                                                                                                                     ------------
       BERMUDA 0.2%
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ...............................          400,000               429,000
       Intelsat Subsidiary Holding Co. Ltd., senior note,
          8.50%, 1/15/13 .................................................................          300,000               304,500
(g)       144A, 8.875%, 1/15/15 ..........................................................          100,000               102,000
                                                                                                                     ------------
                                                                                                                          835,500
                                                                                                                     ------------
       BOSNIA & HERZEGOVINA 0.0%(a)
(e)    Government of Bosnia and Herzegovina, senior bond, FRN, 1.813%, 12/11/21 ..........          350,000    EUR        182,130
                                                                                                                     ------------
       BRAZIL 4.5%
(g)    Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19 .............          280,000               298,200
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 ................................................................           14,140(h) BRL      7,620,614
          10.00%, 1/01/17 ................................................................            8,225(h) BRL      4,007,185
(i)       Index Linked, 6.00%, 5/15/11 ...................................................              180(h) BRL        189,292
(i)       Index Linked, 6.00%, 5/15/15 ...................................................            5,785(h) BRL      5,912,956
(i)       Index Linked, 6.00%, 5/15/45 ...................................................              400(h) BRL        403,647
                                                                                                                     ------------
                                                                                                                       18,431,894
                                                                                                                     ------------
       CANADA 0.4%
       Novelis Inc., senior note,
          7.25%, 2/15/15 .................................................................          200,000               186,500
          11.50%, 2/15/15 ................................................................          100,000               106,750
(g)    OPTI Canada Inc., senior secured note, 144A, 9.00%, 12/15/12 ......................          100,000               102,250


                             18 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       CANADA (CONTINUED)
       Province of Ontario, 6.25%, 6/16/15 ...............................................        1,510,000    NZD   $  1,090,313
       Teck Resources Ltd., senior secured note, 10.75%, 5/15/19 .........................           50,000                61,750
                                                                                                                     ------------
                                                                                                                        1,547,563
                                                                                                                     ------------
       CROATIA 1.0%
(g)    Government of Croatia, 144A, 6.75%, 11/05/19 ......................................        4,070,000             4,263,325
                                                                                                                     ------------
       FIJI 0.1%
       Republic of Fiji, 6.875%, 9/13/11 .................................................          400,000               394,000
                                                                                                                     ------------
       FRANCE 0.1%
(g, j) BNP Paribas, 144A, 7.195%, Perpetual ..............................................          200,000               195,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          9.50%, 5/15/16 .................................................................           50,000                52,654
          7.75%, 5/15/17 .................................................................          350,000               344,750
                                                                                                                     ------------
                                                                                                                          592,404
                                                                                                                     ------------
       GERMANY 0.4%
       KfW Bankengruppe, 4.66%, 1/05/12 ..................................................        8,500,000    NOK      1,497,834
(g)    UPC Germany GmbH, senior note, 144A, 9.625%, 12/01/19 .............................          100,000    EUR        138,878
                                                                                                                     ------------
                                                                                                                        1,636,712
                                                                                                                     ------------
       HUNGARY 1.6%
       Government of Hungary,
          3.50%, 7/18/16 .................................................................           10,000    EUR         12,834
          4.375%, 7/04/17 ................................................................          105,000    EUR        139,633
          5.75%, 6/11/18 .................................................................          195,000    EUR        274,625
          6.25%, 1/29/20 .................................................................        5,915,000             6,077,633
          senior note, 3.875%, 2/24/20 ...................................................           20,000    EUR         24,706
                                                                                                                     ------------
                                                                                                                        6,529,431
                                                                                                                     ------------
       INDONESIA 4.2%
       Government of Indonesia,
          FR31, 11.00%, 11/15/20 .........................................................    5,209,000,000    IDR        601,200
          FR34, 12.80%, 6/15/21 ..........................................................   34,188,000,000    IDR      4,373,992
          FR35, 12.90%, 6/15/22 ..........................................................      440,000,000    IDR         56,295
          FR36, 11.50%, 9/15/19 ..........................................................   31,600,000,000    IDR      3,786,034
          FR39, 11.75%, 8/15/23 ..........................................................    3,750,000,000    IDR        441,162
          FR40, 11.00%, 9/15/25 ..........................................................   19,750,000,000    IDR      2,205,299
          FR43, 10.25%, 7/15/22 ..........................................................      110,000,000    IDR         11,851
          FR44, 10.00%, 9/15/24 ..........................................................    2,400,000,000    IDR        249,263
          FR47, 10.00%, 2/15/28 ..........................................................   26,890,000,000    IDR      2,747,295
          FR52, 10.50%, 8/15/30 ..........................................................   24,050,000,000    IDR      2,526,732
(g)       senior bond, 144A, 8.50%, 10/12/35 .............................................          200,000               241,800
(g)       senior bond, 144A, 7.75%, 1/17/38 ..............................................          100,000               111,857
                                                                                                                     ------------
                                                                                                                       17,352,780
                                                                                                                     ------------


                             Semiannual Report | 19

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       IRAQ 0.0%(b)
(g)    Government of Iraq, 144A, 5.80%, 1/15/28 ..........................................          250,000          $    195,800
                                                                                                                     ------------
       ISRAEL 1.6%
       Government of Israel, 2680, 7.00%, 4/29/11 ........................................       24,055,000    ILS      6,721,949
                                                                                                                     ------------
       ITALY 0.2%
       Telecom Italia Capital SA, senior note, 4.95%, 9/30/14 ............................          500,000               522,452
(g)    Wind Acquisition Finance SA, senior note, 144A,
          12.00%, 12/01/15 ...............................................................           50,000                53,750
          11.75%, 7/15/17 ................................................................          200,000               215,250
(g, k) Wind Acquisition Holding, senior note, 144A, PIK, 12.25%, 7/15/17 .................          100,000    EUR        123,220
                                                                                                                     ------------
                                                                                                                          914,672
                                                                                                                     ------------
       JAMAICA 0.1%
(g)    Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ............................          600,000               578,250
                                                                                                                     ------------
       KAZAKHSTAN 0.5%
       HSBK (Europe) BV,
(g)       144A, 7.25%, 5/03/17 ...........................................................          200,000               187,000
(l)       Reg S, 7.25%, 5/03/17 ..........................................................          100,000                92,737
(g)    KazMunaiGaz Finance Sub BV, senior note, 144A, 11.75%, 1/23/15 ....................        1,300,000             1,609,563
                                                                                                                     ------------
                                                                                                                        1,889,300
                                                                                                                     ------------
       LITHUANIA 3.2%
(g)    Government of Lithuania, 144A,
          6.75%, 1/15/15 .................................................................        2,320,000             2,453,400
          7.375%, 2/11/20 ................................................................       10,320,000            10,719,900
                                                                                                                     ------------
                                                                                                                       13,173,300
                                                                                                                     ------------
       MEXICO 6.9%
       Alestra SA, senior note, 11.75%, 8/11/14 ..........................................          100,000               113,266
       Government of Mexico,
          M 10, 7.75%, 12/14/17 ..........................................................        1,335,000(m) MXN     10,615,464
          M 20, 10.00%, 12/05/24 .........................................................          730,000(m) MXN      6,735,066
          M 20, 7.50%, 6/03/27 ...........................................................        1,300,000(m) MXN      9,611,099
          M 30, 10.00%, 11/20/36 .........................................................          118,000(m) MXN      1,094,423
          senior bond, 5.95%, 3/19/19 ....................................................          150,000               161,130
                                                                                                                     ------------
                                                                                                                       28,330,448
                                                                                                                     ------------
       NETHERLANDS 0.1%
(g)    Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ............................          400,000               410,000
(g)    UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ................................           50,000                52,250
                                                                                                                     ------------
                                                                                                                          462,250
                                                                                                                     ------------
       NORWAY 2.8%
       Government of Norway, 6.00%, 5/16/11 ..............................................       65,350,000    NOK     11,573,761
                                                                                                                     ------------


                             20 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       PERU 0.2%
       Government of Peru, 7.35%, 7/21/25 ................................................          550,000          $    643,500
                                                                                                                     ------------
       POLAND 5.0%
       Government of Poland,
          4.25%, 5/24/11 .................................................................          660,000    PLN        228,681
          4.75%, 4/25/12 .................................................................       50,685,000    PLN     17,530,395
          5.00%, 10/24/13 ................................................................        1,620,000    PLN        556,147
          5.75%, 4/25/14 .................................................................        5,625,000    PLN      1,977,671
          senior note, 6.375%, 7/15/19 ...................................................          300,000               326,091
                                                                                                                     ------------
                                                                                                                       20,618,985
                                                                                                                     ------------
       QATAR 0.9%
(g)    CBQ Finance Ltd., senior note, 144A, 5.00%, 11/18/14 ..............................        3,420,000             3,342,879
(g)    Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ............................          170,000               189,337
                                                                                                                     ------------
                                                                                                                        3,532,216
                                                                                                                     ------------
       RUSSIA 2.7%
       Gaz Capital SA, senior note,
(g)       144A, 6.51%, 3/07/22 ...........................................................        2,860,000             2,722,720
(l)       Reg S, 6.51%, 3/07/22 ..........................................................          170,000               161,925
(g)    Government of Russia, 144A, 7.50%, 3/31/30 ........................................        3,254,280             3,698,001
       LUKOIL International Finance BV,
(g)       144A, 6.656%, 6/07/22 ..........................................................          430,000               413,875
(l)       Reg S, 6.656%, 6/07/22 .........................................................        2,400,000             2,295,291
       TNK-BP Finance SA,
(g)       senior bond, 144A, 7.25%, 2/02/20 ..............................................          590,000               586,593
(l)       senior note, Reg S, 7.875%, 3/13/18 ............................................          420,000               440,026
(g)    VTB Capital SA, senior note, 144A, 6.25%, 6/30/35 .................................          610,000               600,850
                                                                                                                     ------------
                                                                                                                       10,919,281
                                                                                                                     ------------
       SOUTH AFRICA 0.9%
(e, g) Edcon Holdings, 144A, FRN, 6.214%, 6/15/15 ........................................        1,500,000    EUR      1,184,549
(e, g) Edcon Proprietary Ltd., senior secured note, 144A, FRN, 3.964%, 6/15/14 ...........        2,000,000    EUR      1,906,170
       Government of South Africa,
          4.50%, 4/05/16 .................................................................          100,000    EUR        136,991
          6.875%, 5/27/19 ................................................................          120,000               134,100
          senior note, 6.50%, 6/02/14 ....................................................           30,000                33,188
          senior note, 5.875%, 5/30/22 ...................................................          200,000               200,875
                                                                                                                     ------------
                                                                                                                        3,595,873
                                                                                                                     ------------
       SOUTH KOREA 13.1%
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ......................................................   24,215,840,000    KRW     20,869,177
          0425-1212, 4.25%, 12/10/12 .....................................................    6,100,000,000    KRW      5,278,559
          0475-1112, 4.75%, 12/10/11 .....................................................    6,553,990,000    KRW      5,741,679
          0475-1203, 4.75%, 3/10/12 ......................................................    6,644,000,000    KRW      5,819,040
          0525-1303, 5.25%, 3/10/13 ......................................................   13,500,000,000    KRW     11,981,133


                             Semiannual Report | 21

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       SOUTH KOREA (CONTINUED)
       Korea Treasury Bond, (continued)
          0550-1106, 5.50%, 6/10/11 ......................................................    3,610,300,000    KRW   $  3,193,686
          0575-1309, 5.75%, 9/10/13 ......................................................      590,000,000    KRW        531,462
          senior note, 7.125%, 4/16/19 ...................................................          140,000               164,175
                                                                                                                     ------------
                                                                                                                       53,578,911
                                                                                                                     ------------
       SPAIN 0.2%
(g)    Campofrio Food Group SA, senior note, 144A, 8.25%, 10/31/16 .......................          200,000    EUR        267,545
(g)    Codere Finance SA, senior note, 144A, 8.25%, 6/15/15 ..............................          300,000    EUR        382,119
                                                                                                                     ------------
                                                                                                                          649,664
                                                                                                                     ------------
       SRI LANKA 1.7%
       Government of Sri Lanka,
          A, 12.00%, 7/15/11 .............................................................       12,070,000    LKR        108,107
          A, 8.50%, 1/15/13 ..............................................................      143,100,000    LKR      1,182,631
          A, 13.50%, 2/01/13 .............................................................       64,600,000    LKR        598,052
          A, 7.50%, 8/01/13 ..............................................................       49,100,000    LKR        386,539
          A, 11.25%, 7/15/14 .............................................................      154,200,000    LKR      1,325,285
          A, 11.00%, 8/01/15 .............................................................      148,900,000    LKR      1,288,435
          B, 8.50%, 7/15/13 ..............................................................       77,100,000    LKR        626,009
          B, 11.00%, 9/01/15 .............................................................      185,500,000    LKR      1,571,657
                                                                                                                     ------------
                                                                                                                        7,086,715
                                                                                                                     ------------
(n)    SUPRANATIONAL 0.9%
       African Development Bank,
          21.50%, 8/24/11 ................................................................        2,100,000    GHS      1,603,406
          senior note, 340, 25.50%, 6/24/11 ..............................................          340,000    GHS        268,160
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ....................................          280,000               325,790
       European Investment Bank, senior note, 5.375%, 7/16/12 ............................        8,200,000    NOK      1,467,649
                                                                                                                     ------------
                                                                                                                        3,665,005
                                                                                                                     ------------
       SWEDEN 3.7%
       Government of Sweden, 5.25%, 3/15/11 ..............................................      101,400,000    SEK     14,943,293
                                                                                                                     ------------
       TRINIDAD AND TOBAGO 0.2%
       Petro Co. of Trinidad and Tobago Ltd., senior note,
(g)       144A, 9.75%, 8/14/19 ...........................................................          450,000               513,000
(l)       Reg S, 9.75%, 8/14/19 ..........................................................          150,000               171,000
                                                                                                                     ------------
                                                                                                                          684,000
                                                                                                                     ------------
       UNITED ARAB EMIRATES 0.4%
       DP World Ltd.,
(g)       144A, 6.85%, 7/02/37 ...........................................................          130,000                99,775
(l)       Reg S, 6.85%, 7/02/37 ..........................................................        1,500,000             1,151,250
(g)    Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ........................................          170,000               191,695
                                                                                                                     ------------
                                                                                                                        1,442,720
                                                                                                                     ------------


                             22 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       UNITED KINGDOM 0.5%
(g)    Ceva Group PLC, senior secured note, 144A,
          10.00%, 9/01/14 ................................................................          200,000          $    201,000
          11.625%, 10/01/16 ..............................................................          200,000               207,000
(g)    Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16 ..............          200,000               199,144
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ......................................          300,000               307,589
(g)    Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ...............           75,000                49,125
(g)    Infinis PLC, senior note, 144A, 9.125%, 12/15/14 ..................................          100,000    GBP        154,980
       Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19 ....................          500,000               501,960
(g)    Royal Bank of Scotland PLC, senior note, 144A, 4.875%, 8/25/14 ....................          500,000               505,603
                                                                                                                     ------------
                                                                                                                        2,126,401
                                                                                                                     ------------
       UNITED STATES 9.6%
(g)    Advanced Micro Devices Inc., senior note, 144A, 8.125%, 12/15/17 ..................          100,000               101,750
(g)    Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16 ...............          100,000               103,000
(g)    Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ....................          500,000               521,250
       Ameren Corp., senior note, 8.875%, 5/15/14 ........................................          300,000               349,126
(g)    American Axle & Manufacturing Holdings Inc., senior secured note, 144A,
          9.25%, 1/15/17 .................................................................          100,000               104,000
       American Express Credit Corp., senior note,
          5.125%, 8/25/14 ................................................................          200,000               213,113
          C, 7.30%, 8/20/13 ..............................................................          100,000               112,928
(g)    Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17 .....................          300,000               307,500
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ........................................          100,000               101,500
       Ball Corp., senior note, 7.375%, 9/01/19 ..........................................          300,000               312,750
       Bank of America Corp.,
(j)       pfd., sub. bond, M, 8.125%, Perpetual ..........................................          250,000               238,593
          senior note, 5.65%, 5/01/18 ....................................................          300,000               299,150
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 .................................          200,000               218,500
       Boston Scientific Corp., senior note, 6.00%, 1/15/20 ..............................          600,000               597,896
(g)    Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19 ......................................          400,000               409,752
       Capital One Bank, sub. note, 8.80%, 7/15/19 .......................................          300,000               360,384
(g)    Cargill Inc., 144A, 5.20%, 1/22/13 ................................................          100,000               107,038
       Case New Holland Inc., senior note, 7.125%, 3/01/14 ...............................          200,000               201,000
       CCH II LLC/CCH II Capital Corp., senior note,
          13.50%, 11/30/16 ...............................................................          300,000               355,875
(g)       144A, 13.50%, 11/30/16 .........................................................           36,669                43,132
(g)    CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%,
          12/01/16 .......................................................................          100,000               105,000
       Chesapeake Energy Corp., senior note,
          6.625%, 1/15/16 ................................................................          200,000               194,000
          6.25%, 1/15/18 .................................................................          400,000               375,000
       Citigroup Inc.,
          senior note, 6.375%, 8/12/14 ...................................................          300,000               318,328
          senior note, 6.125%, 11/21/17 ..................................................          100,000               101,124
          senior note, 8.125%, 7/15/39 ...................................................          100,000               113,037
          sub. note, 5.00%, 9/15/14 ......................................................          200,000               198,856
(g)    Clear Channel Worldwide Holdings Inc., senior note,
          A, 144A, 9.25%, 12/15/17 .......................................................          100,000               102,500
          B, 144A, 9.25%, 12/15/17 .......................................................          100,000               103,250


                             Semiannual Report | 23

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       CMS Energy Corp., senior note, 8.75%, 6/15/19 .....................................           50,000          $     56,443
       Coventry Health Care Inc., senior note, 5.95%, 3/15/17 ............................          200,000               189,439
(g)    Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14 ...................          300,000               309,000
       Discover Bank, sub. note, 8.70%, 11/18/19 .........................................          700,000               754,992
       Duke Energy Corp., senior note, 5.05%, 9/15/19 ....................................          400,000               409,354
       Duke Realty LP, senior note, 7.375%, 2/15/15 ......................................          400,000               433,014
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ................................          500,000               440,000
       EchoStar DBS Corp., senior note,
          7.75%, 5/31/15 .................................................................          200,000               208,500
          7.125%, 2/01/16 ................................................................          250,000               251,875
       El Paso Corp., senior note, 7.00%, 6/15/17 ........................................          300,000               302,014
(g)    Enogex LLC, senior note, 144A, 6.25%, 3/15/20 .....................................          750,000               758,777
(e)    Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68 .........          200,000               189,780
(g)    FelCor Lodging LP, senior secured note, 144A, 10.00%, 10/01/14 ....................          200,000               195,500
       Ford Motor Credit Co. LLC, senior note,
          9.875%, 8/10/11 ................................................................          100,000               104,911
          7.50%, 8/01/12 .................................................................          300,000               301,355
          8.125%, 1/15/20 ................................................................          300,000               299,458
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........................          200,000               181,000
       Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 .......................          400,000               357,000
       General Electric Capital Corp., senior note, A, 7.625%, 12/10/14 ..................          950,000    NZD        709,721
(g)    General Maritime Corp., senior note, 144A, 12.00%, 11/15/17 .......................          100,000               104,000
       GMAC Inc.,
          senior note, 6.875%, 9/15/11 ...................................................          400,000               404,000
          senior note, 6.875%, 8/28/12 ...................................................          200,000               199,000
          sub. note, 8.00%, 12/31/18 .....................................................          100,000                93,500
       The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37 ..........................          100,000                96,897
       Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ................................          100,000                88,500
       Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17 .................          900,000               938,250
       HCA Inc., senior secured note,
          9.125%, 11/15/14 ...............................................................          350,000               368,813
(g)       144A, 7.875%, 2/15/20 ..........................................................          100,000               104,750
(k)       PIK, 9.625%, 11/15/16 ..........................................................          500,000               536,250
       Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17 .........................          500,000               515,281
(g)    Holly Corp., senior note, 144A, 9.875%, 6/15/17 ...................................          200,000               206,000
       Host Hotels & Resorts LP, senior note,
(g)       144A, 9.00%, 5/15/17 ...........................................................           50,000                53,750
          K, 7.125%, 11/01/13 ............................................................          200,000               203,250
       Huntsman International LLC,
(g)       senior note, 144A, 5.50%, 6/30/16 ..............................................          200,000               177,000
          senior sub. note, 7.875%, 11/15/14 .............................................          100,000                97,500
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ....................................          400,000               404,000
(g)    JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..................................          350,000               395,500
(g, k) JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%, 5/15/20 ............          200,000               209,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..............................          300,000               303,000
       JPMorgan Chase & Co.,
          6.00%, 1/15/18 .................................................................          150,000               162,409
(j)       junior sub. note, 1, 7.90%, Perpetual ..........................................          400,000               414,880


                             24 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............................          150,000          $    150,750
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ............................          200,000               190,500
       Lincoln National Corp., senior note, 6.25%, 2/15/20 ...............................          900,000               938,239
(g)    MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ............................          100,000               100,500
       Mariner Energy Inc., senior note,
          7.50%, 4/15/13 .................................................................          300,000               301,500
          11.75%, 6/30/16 ................................................................          100,000               112,000
       MarkWest Energy Partners LP, senior note, B, 6.875%, 11/01/14 .....................          300,000               291,000
       Merrill Lynch & Co. Inc., 6.875%, 4/25/18 .........................................          500,000               526,661
(e, g) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%, 4/08/68 ..................          200,000               224,000
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..............................          300,000               300,750
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ................................................................          500,000               397,500
          6.875%, 4/01/16 ................................................................          200,000               157,000
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...............................          400,000               408,000
       Morgan Stanley, senior note, 6.625%, 4/01/18 ......................................          300,000               319,095
(g)    New York City IDA, 144A, 11.00%, 3/01/29 ..........................................          300,000               333,588
       NewPage Corp., senior secured note, 11.375%, 12/31/14 .............................          300,000               288,000
(g)    Norcraft Cos. LP, senior secured note, 144A, 10.50%, 12/15/15 .....................          200,000               209,000
(g)    Norwegian Cruise Line Ltd., senior secured note, 144A, 11.75%, 11/15/16 ...........          300,000               319,500
       NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................................          900,000               889,875
       Owens-Brockway Glass Container Inc., senior note, 7.375%, 5/15/16 .................          250,000               259,375
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............................           50,000                50,875
       Pinnacle Entertainment Inc.,
(g)       senior note, 144A, 8.625%, 8/01/17 .............................................          100,000                95,500
          senior sub. note, 7.50%, 6/15/15 ...............................................          150,000               124,875
(g)    Pinnacle Foods Finance LLC, senior note, 144A, 9.25%, 4/01/15 .....................          100,000               102,000
       Plains All American Pipeline LP, senior note, 5.75%, 1/15/20 ......................          400,000               416,941
       Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 .................          300,000               302,250
       PNC Funding Corp., sub. note, 5.625%, 2/01/17 .....................................        1,000,000             1,036,148
       Quicksilver Resources Inc., senior note, 11.75%, 1/01/16 ..........................          200,000               228,000
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ...........................          300,000               305,250
       Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19 ...................          600,000               617,743
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ...............................          300,000               321,750
       Royal Caribbean Cruises Ltd., senior note, 7.25%, 6/15/16 .........................          350,000               343,000
       RSC Equipment Rental Inc.,
          senior note, 9.50%, 12/01/14 ...................................................          600,000               583,500
(g)       senior secured note, 144A, 10.00%, 7/15/17 .....................................          100,000               107,500
(g)    SandRidge Energy Inc., senior note, 144A, 9.875%, 5/15/16 .........................          300,000               311,250
       Sanmina-SCI Corp., senior sub. note, 8.125%, 3/01/16 ..............................          500,000               495,000
(g)    Shingle Springs Tribal Gaming, senior note, 144A, 9.375%, 6/15/15 .................          200,000               160,000
(g)    Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17 ........          200,000               208,500
       Solo Cup Co.,
          senior secured note, 10.50%, 11/01/13 ..........................................          250,000               263,125
          senior sub. note, 8.50%, 2/15/14 ...............................................          100,000                95,500
       Solutia Inc., senior note, 8.75%, 11/01/17 ........................................          300,000               315,000
       Starwood Hotels & Resorts Worldwide Inc., senior note, 7.15%, 12/01/19 ............          200,000               202,500
(o)    Station Casinos Inc., senior note, 7.75%, 8/15/16 .................................          100,000                15,000


                             Semiannual Report | 25

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       BONDS (CONTINUED)
       SunGard Data Systems Inc., senior sub. note, 10.25%, 8/15/15 ......................          550,000          $    573,375
(g)    Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%, 11/15/16 .......          300,000               303,000
       Tesoro Corp., senior note, 9.75%, 6/01/19 .........................................          350,000               361,375
       Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15 .....          900,000               677,160
       Time Warner Inc., 7.625%, 4/15/31 .................................................          400,000               465,891
       UBS AG Stamford, senior note, 5.875%, 12/20/17 ....................................          400,000               416,594
(k)    United Surgical Partners International Inc., senior sub. note, PIK, 9.25%,
          5/01/17 ........................................................................          100,000               103,500
(g)    Universal City Development, senior sub. note, 144A, 10.875%, 11/15/16 .............          300,000               312,000
(g)    Univision Communications Inc., senior secured note, 144A, 12.00%, 7/01/14 .........          100,000               108,750
       US Oncology Inc., senior secured note, 9.125%, 8/15/17 ............................          300,000               312,750
       Viacom Inc.,
          5.625%, 9/15/19 ................................................................          200,000               211,528
          senior note, 6.875%, 4/30/36 ...................................................          200,000               214,278
(g)    ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ...................................          100,000               103,000
       Weatherford International Ltd., senior note, 6.00%, 3/15/18 .......................          300,000               316,698
       Wells Fargo & Co., senior note, 5.625%, 12/11/17 ..................................          200,000               210,650
(j)    Wells Fargo Capital XV, pfd., 9.75%, Perpetual ....................................          400,000               436,280
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ...................................          200,000               213,097
(g)    WMG Acquisition Corp., senior secured note, 144A, 9.50%, 6/15/16 ..................          300,000               316,500
       Yum! Brands Inc., senior note, 5.30%, 9/15/19 .....................................        1,000,000             1,030,536
                                                                                                                     ------------
                                                                                                                       39,301,997
                                                                                                                     ------------
       VENEZUELA 2.9%
       Government of Venezuela,
          10.75%, 9/19/13 ................................................................        1,440,000             1,351,152
(e, l)    Reg S, FRN, 1.249%, 4/20/11 ....................................................          770,000               704,204
(l)       senior bond, Reg S, 5.375%, 8/07/10 ............................................          485,000               481,418
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 ........................       10,720,000             9,299,600
                                                                                                                     ------------
                                                                                                                       11,836,374
                                                                                                                     ------------
       VIETNAM 0.7%
       Government of Vietnam,
(g)       144A, 6.75%, 1/29/20 ...........................................................        2,790,000             2,810,925
(l)       Reg S, 6.875%, 1/15/16 .........................................................          100,000               105,750
                                                                                                                     ------------
                                                                                                                        2,916,675
                                                                                                                     ------------
       TOTAL BONDS (COST $329,023,761)                                                                                340,478,166
                                                                                                                     ------------
(e, p) SENIOR FLOATING RATE INTERESTS 2.4%
       NETHERLANDS 0.0%(a)
       UPC Financing Partnership, Term Loan T, 5.75%, 12/31/16 ...........................          103,000               100,631
                                                                                                                     ------------
       UNITED STATES 2.4%
       Anchor Glass Container Corp., Second Lien Term Loan, 10.25%, 9/12/16 ..............          726,700               719,433
       ARAMARK Corp.,
          Synthetic L/C, 2.113%, 1/26/14 .................................................           15,285                14,624
          Term Loan B, 2.126%, 1/26/14 ...................................................          232,413               222,367
(q)    Ashland Inc., Term Loan B, 7.65%, 5/13/14 .........................................          196,356               199,199
       BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ....................................           53,409                53,952


                             26 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       SENIOR FLOATING RATE INTERESTS (CONTINUED)
       UNITED STATES (CONTINUED)
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.001%, 4/02/14 .....................          200,000          $    192,545
(q)    Cinemark USA Inc., Term Loan, 4.00%, 10/05/13 .....................................          152,649               151,389
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.502%, 7/25/14 ........................................           18,866                17,668
          Term Loan, 2.479% - 2.502%, 7/25/14 ............................................          369,107               345,669
(q)    Constellation Brands Inc., Term Loan B, 3.75%, 6/05/13 ............................           98,106                97,221
(q)    CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 2.004% - 2.046%,
          3/29/16 ........................................................................          357,007               353,437
       DaVita Inc., Term Loan B-1, 3.75%, 10/05/12 .......................................          100,000                98,113
       Dean Foods Co., Term Loan B, 3.625%, 4/02/14 ......................................           81,000                78,044
       DIRECTV Holdings LLC, Term Loan C, 4.50%, 4/13/13 .................................          124,518               125,140
       Discovery Communications Inc., Term Loan C, 5.50%, 5/14/14 ........................           46,831                47,270
(q)    Dollar General Corp., Tranche B-1 Term Loan, 5.00%, 7/07/14 .......................          132,622               129,021
       Duratek Inc. (EnergySolutions), Term Loan B, 4.01%, 6/07/13 .......................           40,212                39,609
       Education Management LLC, Term Loan C, 2.063%, 6/01/13 ............................          253,728               241,993
       EnergySolutions LLC,
          Synthetic L/C, 3.98%, 6/07/13 ..................................................            5,973                 5,883
          Term Loan B, 4.01%, 6/07/13 ....................................................           83,815                82,558
       Federal-Mogul Corp.,
          Term Loan B, 2.168%, 12/27/14 ..................................................          496,622               436,096
          Term Loan C, 2.168%, 12/27/15 ..................................................          253,378               222,498
(q)    Flextronics International USA Inc.,
          Term Loan A, 2.479% - 2.501%, 10/01/14 .........................................           81,588                77,440
          Term Loan A-1, 2.501%, 10/01/14 ................................................           15,771                14,969
       Fresenius Medical Care Holdings Inc., Term Loan B, 3.625%, 3/31/13 ................           95,000                92,902
(q)    Georgia-Pacific LLC, Term Loan B, 4.25%, 12/20/12 .................................          172,788               169,343
       HCA Inc., Term Loan B-1, 2.501%, 11/18/13 .........................................          371,769               353,518
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 4.75%, 1/03/14 ..................................................           91,019                86,909
          Tranche B-2-B, 4.75%, 1/03/14 ..................................................           90,991                86,882
          Tranche B-2-C, 4.75%, 1/03/14 ..................................................           90,991                86,882
       Jarden Corp.,
          Term Loan B1, 2.001%, 1/24/12 ..................................................          147,745               146,857
          Term Loan B4, 3.501%, 1/26/15 ..................................................           47,065                47,124
(q)    JohnsonDiversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15 .................          119,394               120,588
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.228%, 10/04/11 ............           78,661                77,972
(q)    Lender Processing Services Inc., Term Loan B, 4.75%, 7/02/14 ......................           70,730                70,789
       LifePoint Hospitals Inc., Term Loan B, 3.875%, 4/15/12 ............................          180,000               177,429
       Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14 .................................          340,000               336,930
       Nalco Co., Term Loan, 5.75%, 5/13/16 ..............................................          195,633               197,785
(q)    NRG Energy Inc.,
          Credit Link, 4.00%, 2/01/13 ....................................................          129,531               125,476
          Term Loan, 4.00%, 2/01/13 ......................................................          220,469               213,567
       NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ..........................................           91,383                92,097
       Penn National Gaming Inc., Term Loan B, 1.98% - 2.00%, 10/03/12 ...................          220,989               217,177
       RBS Global Inc. (Rexnord), Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 .......          350,000               330,641
(q)    Regal Cinemas Corp., Term Loan, 3.75%, 10/27/13 ...................................          136,000               136,359
       Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14 ......................          381,890               383,990


                             Semiannual Report | 27

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       SENIOR FLOATING RATE INTERESTS (CONTINUED)
       UNITED STATES (CONTINUED)
       SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.864% - 3.874%, 2/28/16 .....          112,915          $    110,536
       SUPERVALU Inc., Term Loan B, 1.479%, 6/02/12 ......................................          192,822               187,760
(q)    Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.728% - 3.751%,
          10/10/14 .......................................................................          894,848               723,596
       TransDigm Inc., Term Loan B, 4.25%, 6/23/13 .......................................           68,000                66,566
       Univision Communications Inc., Initial Term Loan, 2.501%, 9/29/14 .................          880,000               761,613
       Windstream Corp., Tranche B-2 Term Loan, 3.01%, 12/17/15 ..........................           92,074                91,515
(q)    Wm. Wrigley Jr. Co., Term Loan B2, 5.25%, 10/06/14 ................................          339,044               340,739
                                                                                                                     ------------
                                                                                                                        9,799,680
                                                                                                                     ------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $9,888,603) ............................                              9,900,311
                                                                                                                     ------------
       MUNICIPAL BONDS 2.7%
       UNITED STATES 2.7%
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
          Series F-1, 5.00%, 4/01/39 .....................................................           25,000                25,297
       California State GO, Various Purpose, Refunding, 5.25%, 3/01/38 ...................        7,350,000             6,880,262
       District of Columbia University Revenue, Georgetown University, Refunding, Series
          D, BHAC Insured, 5.50%, 4/01/36 ................................................           15,000                15,937
       Illinois State GO, Taxable, 4.421%, 1/01/15 .......................................          940,000               960,483
       Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project,
          Series A, Assured Guaranty, 5.50%, 1/01/38 .....................................          500,000               539,845
       Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
          Series A, BHAC Insured, 5.25%, 9/01/42 .........................................           25,000                25,796
       Las Vegas Valley Water District GO, Refunding, Series A, NATL Insured, 5.00%,
          6/01/26 ........................................................................           15,000                15,452
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ...............................           25,000                27,278
(q)    Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26 ...................................           20,000                21,709
       Minneapolis Health Care System Revenue, Fairview Health Services, Series B,
          Assured Guaranty, 6.50%, 11/15/38 ..............................................           50,000                55,832
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ....................................           20,000                22,812
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 .........................           15,000                17,591
       Palomar Pomerado Health GO, Election of 2004, Series A, NATL Insured, 5.125%,
          8/01/37 ........................................................................           85,000                79,711
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%, 8/01/32 ............           55,000                56,541
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ........................................................................           10,000                 3,609
          8/01/30 ........................................................................           10,000                 2,876
          8/01/32 ........................................................................           10,000                 2,458
          8/01/33 ........................................................................            5,000                 1,144
       Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A,
          AMBAC Insured, 5.00%, 11/01/27 .................................................           25,000                26,403
       San Bernardino Community College District GO, Election of 2002, Series A,
          6.375%, 8/01/26 ................................................................            5,000                 5,849
          6.50%, 8/01/27 .................................................................            5,000                 5,873
          6.50%, 8/01/28 .................................................................            5,000                 5,838


                             28 | Semiannual Report

Templeton Income Trust

                                                                                                PRINCIPAL
       TEMPLETON GLOBAL TOTAL RETURN FUND                                                       AMOUNT(c)                VALUE
       ----------------------------------                                                    --------------          ------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       San Mateo County Community College District GO, Election of 2001, Series C,
          NATL Insured, zero cpn.,
          9/01/30 ........................................................................           40,000          $     11,892
          3/01/31 ........................................................................           10,000                 2,832
       San Mateo Foster City School District GO, Convertible, Capital Appreciation,
          Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42 ...        5,540,000             1,976,395
       Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus
          Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28 ..................           40,000                44,404
       Tulare Sewer Revenue, Building America Bonds, Series B, FSA Insured, 8.75%,
          11/15/44 .......................................................................          165,000               161,797
                                                                                                                     ------------
       TOTAL MUNICIPAL BONDS (COST $10,743,178) ..........................................                             10,995,916
                                                                                                                     ------------

                                                                                                 SHARES
                                                                                             --------------
       PREFERRED STOCKS (COST $2,130) 0.0%(a)
       UNITED STATES 0.0%(a)
(g)    GMAC Inc., 7.00%, pfd., 144A ......................................................                6                 4,247
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $349,692,064) ............................................................                            361,411,701
                                                                                                                     ------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(c)
                                                                                             --------------
       SHORT TERM INVESTMENTS 8.5%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.1%
       EGYPT 1.9%
       Egypt Treasury Bills,
(r)       8/03/10 - 12/21/10 .............................................................       13,250,000    EGP      2,279,078
          2/08/11 ........................................................................       31,850,000    EGP      5,259,978
                                                                                                                     ------------
                                                                                                                        7,539,056
                                                                                                                     ------------
       ISRAEL 1.2%
(r)    Israel Treasury Bill,
          10/6/10 - 1/05/11 ..............................................................       19,385,000    ILS      5,054,176
                                                                                                                     ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $12,648,396) .................                             12,593,232
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $362,340,460) 91.3% .............                            374,004,933
                                                                                                                     ------------

                                                                                                  SHARES
                                                                                             --------------
       MONEY MARKET FUNDS (COST $22,192,042) 5.4%
       UNITED STATES 5.4%
(s)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% .......................       22,192,042            22,192,042
                                                                                                                     ------------
       TOTAL INVESTMENTS (COST $384,532,502) 96.7% .......................................                            396,196,975
       OTHER ASSETS, LESS LIABILITIES 3.3% ...............................................                             13,305,996
                                                                                                                     ------------
       NET ASSETS 100.0% .................................................................                           $409,502,971
                                                                                                                     ============


                             Semiannual Report | 29

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) Security is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. Security entitles the holder to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of this GDP linked security.

(e)  The coupon rate shown represents the rate at period end.

(f) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $50,842,263, representing 12.42% of net assets.

(h)  Principal amount is stated in 1,000 Brazilian Real Units.

(i)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(j)  Perpetual security with no stated maturity date.

(k)  Income may be received in additional securities and/or cash.

(l) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $5,603,601, representing 1.37% of net assets.

(m)  Principal amount is stated in 100 Mexican Peso Units.

(n) A supranational organization is an entity formed by two or more central governments through international treaties.

(o)  See Note 8 regarding defaulted securities.

(p)  See Note 1(e) regarding senior floating rate interests.

(q) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(r)  The security is traded on a discount basis with no stated coupon rate.

(s) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At February 28, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Chilean Peso ........       MLCO       Sell     361,400,000         677,107          3/02/10     $       --    $   (11,760)
Chilean Peso ........       MLCO       Buy      361,400,000         690,736          3/02/10             --         (1,870)
Mexican Peso ........       DBAB       Sell      13,126,800         969,483          3/04/10             --        (57,099)
Mexican Peso ........       DBAB       Buy       13,126,800         800,000          3/04/10        226,582             --
Chilean Peso ........       MLCO       Sell      50,600,000          95,562          3/10/10             --           (931)
Chilean Peso ........       MLCO       Buy       50,600,000          93,531          3/10/10          2,963             --
Mexican Peso ........       CITI       Sell       2,524,000         186,420          3/16/10             --        (10,676)
Mexican Peso ........       CITI       Buy        2,524,000         156,965          3/16/10         40,131             --
Chilean Peso ........       JPHQ       Buy      122,700,000         232,145          3/19/10          1,962             --
South Korean Won ....       DBAB       Buy    1,134,942,000         866,937          3/31/10        110,539             --
Brazilian Real ......       DBAB       Buy           85,470          35,000          4/05/10         11,910             --
Poland Zloty ........       DBAB       Buy          313,000          67,182 EUR      4/06/10         16,247             --
Indian Rupee ........       DBAB       Buy          911,000          17,606          4/09/10          2,082             --
Indian Rupee ........       DBAB       Buy        1,953,000          37,717          4/12/10          4,478             --
Indian Rupee ........       JPHQ       Buy        1,312,000          25,149          4/13/10          3,195             --
Poland Zloty ........       DBAB       Buy          313,000          69,944 EUR      4/14/10         12,416             --
Indian Rupee ........       JPHQ       Buy        1,288,000          25,151          4/15/10          2,668             --


                             30 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Indian Rupee ........       DBAB       Buy          451,000           8,791          4/19/10     $      946    $        --
Indian Rupee ........       JPHQ       Buy          643,000          12,603          4/19/10          1,280             --
Brazilian Real ......       UBSW       Buy          122,000          50,476          4/23/10         16,266             --
Chilean Peso ........       CITI       Buy      143,529,000         244,638          4/23/10         29,828             --
Chilean Peso ........       CITI       Buy      140,151,000         239,100          4/26/10         28,959             --
Indian Rupee ........       DBAB       Buy          915,000          17,657          4/26/10          2,086             --
Chilean Peso ........       JPHQ       Buy      110,826,000         189,398          4/27/10         22,588             --
Chilean Peso ........       CITI       Buy      111,223,000         189,396          4/27/10         23,349             --
Indian Rupee ........       JPHQ       Buy          130,000           2,512          4/27/10            293             --
Chilean Peso ........       CITI       Buy      178,639,000         303,035          4/28/10         38,647             --
Chilean Peso ........       UBSW       Buy       22,368,000          37,880          4/28/10          4,903             --
Indian Rupee ........       JPHQ       Buy          647,000          12,600          4/28/10          1,358             --
Poland Zloty ........       BZWS       Buy          622,000         137,672 EUR      4/28/10         26,233             --
Indian Rupee ........       JPHQ       Buy          648,000          12,607          4/30/10          1,371             --
Chilean Peso ........       DBAB       Buy      101,000,000         187,141          5/10/10          5,944             --
Euro ................       DBAB       Sell          97,652         145,941          5/20/10         12,999             --
Indian Rupee ........       DBAB       Buy        1,239,000          25,245          6/01/10          1,419             --
New Zealand Dollar ..       CITI       Sell         106,626          74,359          6/01/10            415             --
New Zealand Dollar ..       UBSW       Sell         188,477         131,666          6/01/10            959             --
New Zealand Dollar ..       DBAB       Sell         187,341         130,856          6/01/10            937             --
Indian Rupee ........       HSBC       Buy           37,000             763          6/02/10             33             --
New Zealand Dollar ..       FBCO       Sell          26,666          18,800          6/02/10            308             --
New Zealand Dollar ..       DBAB       Sell          80,807          57,021          6/02/10            987             --
New Zealand Dollar ..       BZWS       Sell         156,230         110,029          6/02/10          1,694             --
Indian Rupee ........       HSBC       Buy          182,000           3,792          6/03/10            125             --
Indian Rupee ........       HSBC       Buy        1,213,000          25,239          6/04/10            860             --
Poland Zloty ........       DBAB       Buy          739,000         162,450 EUR      6/04/10         32,030             --
Swedish Krona .......       DBAB       Buy        9,350,000         878,140 EUR      6/04/10        117,446             --
Indian Rupee ........       DBAB       Buy          607,000          12,630          6/07/10            428             --
Poland Zloty ........       DBAB       Buy          699,000         152,278 EUR      6/07/10         32,121             --
Indian Rupee ........       HSBC       Buy          244,000           5,057          6/08/10            191             --
Indian Rupee ........       DBAB       Buy          306,000           6,349          6/08/10            234             --
Poland Zloty ........       CITI       Buy          281,000          61,011 EUR      6/08/10         13,185             --
New Zealand Dollar ..       BZWS       Sell         156,230         109,964          6/09/10          1,687             --
Indian Rupee ........       DBAB       Buy          247,000           5,077          6/10/10            235             --
Indian Rupee ........       HSBC       Buy          248,000           5,087          6/11/10            246             --
Indian Rupee ........       BZWS       Buy          370,000           7,629          6/11/10            328             --
Indian Rupee ........       DBAB       Buy          619,000          12,708          6/16/10            599             --
Indian Rupee ........       DBAB       Buy          563,000          11,420          6/21/10            679             --
Swedish Krona .......       DBAB       Buy        2,169,000         275,341          6/28/10         29,217             --
Malaysian Ringgit ...       JPHQ       Buy        3,824,153       1,077,681          6/29/10         39,319             --
Swedish Krona .......       UBSW       Buy        2,171,000         272,441          6/29/10         32,398             --
Swedish Krona .......       UBSW       Buy        1,208,500         109,883 EUR      7/15/10         20,128             --
Indian Rupee ........       CITI       Buy          890,000          17,800          7/19/10          1,288             --
Indian Rupee ........       JPHQ       Buy          890,000          17,800          7/20/10          1,287             --
Swedish Krona .......       DBAB       Buy        1,208,500         113,373 EUR      7/27/10         15,383             --


                             Semiannual Report | 31

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Chilean Peso ........       DBAB       Buy      485,730,000         900,000          7/30/10     $   31,351    $        --
Indian Rupee ........       JPHQ       Buy       44,200,000         896,552          7/30/10         50,695             --
Malaysian Ringgit ...       HSBC       Buy       12,000,000       3,403,000          7/30/10         96,721             --
New Zealand Dollar ..       DBAB       Sell         312,830         201,306          7/30/10             --        (14,659)
New Zealand Dollar ..       DBAB       Sell         311,640         200,182          8/03/10             --        (14,895)
New Zealand Dollar ..       BZWS       Sell         121,994          78,320          8/03/10             --         (5,874)
New Zealand Dollar ..       DBAB       Sell         123,469          78,884          8/04/10             --         (6,321)
New Zealand Dollar ..       BZWS       Sell          61,468          39,462          8/04/10             --         (2,956)
New Zealand Dollar ..       CITI       Sell         309,484         202,101          8/05/10             --        (11,456)
New Zealand Dollar ..       DBAB       Sell          91,809          59,841          8/05/10             --         (3,511)
New Zealand Dollar ..       CITI       Sell         121,200          79,206          8/06/10             --         (4,421)
New Zealand Dollar ..       FBCO       Sell          60,488          39,393          8/06/10             --         (2,343)
New Zealand Dollar ..       CITI       Sell         119,590          78,626          8/09/10             --         (3,871)
New Zealand Dollar ..       DBAB       Sell         120,130          79,021          8/09/10             --         (3,848)
New Zealand Dollar ..       FBCO       Sell         118,226          77,905          8/09/10             --         (3,651)
Poland Zloty ........       DBAB       Buy        5,016,264       1,201,040 EUR      8/09/10         75,190             --
Chilean Peso ........       DBAB       Buy      312,765,000         580,000          8/11/10         20,119             --
New Zealand Dollar ..       FBCO       Sell         118,433          78,655          8/11/10             --         (3,031)
Poland Zloty ........       DBAB       Buy       11,975,000       2,850,037 EUR      8/11/10        202,206             --
Malaysian Ringgit ...       HSBC       Buy          742,193         211,000          8/12/10          5,317             --
New Zealand Dollar ..       DBAB       Sell         111,196          72,633          8/12/10             --         (4,056)
Indian Rupee ........       JPHQ       Buy       21,609,000         441,000          8/13/10         21,642             --
Malaysian Ringgit ...       HSBC       Buy        3,538,668       1,004,000          8/13/10         27,316             --
Indian Rupee ........       DBAB       Buy       10,857,000         220,000          8/16/10         12,396             --
Malaysian Ringgit ...       HSBC       Buy          830,725         235,000          8/16/10          7,072             --
Brazilian Real ......       DBAB       Buy          239,000      11,607,513 JPY      8/17/10             --         (3,414)
Indian Rupee ........       HSBC       Buy       34,619,025         705,000          8/17/10         35,973             --
Japanese Yen ........       UBSW       Sell      33,171,000         349,698          8/17/10             --        (23,976)
New Israeli Shekel ..       CITI       Buy        1,035,000         273,130          8/17/10             --           (178)
Brazilian Real ......       DBAB       Buy          176,000       8,474,400 JPY      8/18/10             --         (1,709)
Chilean Peso ........       JPHQ       Buy      125,885,900         230,000          8/18/10         11,642             --
Indian Rupee ........       JPHQ       Buy        4,183,700          85,000          8/18/10          4,540             --
Japanese Yen ........       JPHQ       Sell      16,483,000         174,849          8/18/10             --        (10,835)
New Zealand Dollar ..       DBAB       Sell       5,500,000       3,642,100          8/18/10             --       (149,358)
Brazilian Real ......       DBAB       Buy          265,000      12,456,590 JPY      8/19/10            808             --
Chilean Peso ........       JPHQ       Buy       43,134,000          78,000          8/19/10          4,802             --
Japanese Yen ........       HSBC       Sell      16,407,000         174,394          8/19/10             --        (10,435)
New Israeli Shekel ..       CITI       Buy          518,000         136,657          8/19/10             --            (55)
New Israeli Shekel ..       DBAB       Buy          104,000          27,397          8/19/10             29             --
New Israeli Shekel ..       CITI       Buy          520,000         136,806          8/19/10            324             --
Indian Rupee ........       DBAB       Buy       13,253,000         265,378          8/20/10         18,224             --
Japanese Yen ........       DBAB       Sell      16,469,000         174,390          8/20/10             --        (11,140)
Japanese Yen ........       BZWS       Sell      16,448,000         174,648          8/20/10             --        (10,645)
New Israeli Shekel ..       CITI       Buy          397,200         103,922          8/20/10            822             --
Indian Rupee ........       DBAB       Buy       11,485,000         229,987          8/23/10         15,730             --
Japanese Yen ........       CITI       Sell      32,863,000         349,300          8/23/10             --        (20,922)


                             32 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Japanese Yen ........       FBCO       Sell      32,622,000         349,300          8/23/10     $       --    $   (18,206)
New Israeli Shekel ..       CITI       Buy          677,800         177,751          8/23/10            978             --
Japanese Yen ........       JPHQ       Sell      32,793,000         349,298          8/24/10             --        (20,137)
Japanese Yen ........       BZWS       Sell      32,684,000         349,300          8/24/10             --        (18,908)
New Zealand Dollar ..       FBCO       Sell         108,655          71,645          8/24/10             --         (3,223)
Japanese Yen ........       DBAB       Sell      16,255,000         174,653          8/25/10             --         (8,472)
New Zealand Dollar ..       DBAB       Sell         108,000          72,198          8/27/10             --         (2,199)
Brazilian Real ......       DBAB       Buy          177,000       8,269,971 JPY      8/31/10            828             --
Indian Rupee ........       DBAB       Buy        8,122,000         162,766          9/01/10         10,892             --
Japanese Yen ........       JPHQ       Sell      16,291,000         174,645          9/01/10             --         (8,900)
Brazilian Real ......       DBAB       Buy          265,000      12,252,805 JPY      9/02/10          2,619             --
Japanese Yen ........       HSBC       Sell      16,121,000         174,653          9/02/10             --         (6,979)
Japanese Yen ........       HSBC       Sell      24,279,000         261,972          9/09/10             --        (11,598)
Japanese Yen ........       DBAB       Sell      49,897,000         543,564          9/10/10             --        (18,669)
Japanese Yen ........       HSBC       Sell      24,196,000         261,975          9/10/10             --        (10,662)
Japanese Yen ........       UBSW       Sell      41,448,000         452,964          9/13/10             --        (14,083)
Brazilian Real ......       DBAB       Buy          398,000      18,557,665 JPY      9/15/10          1,487             --
Japanese Yen ........       UBSW       Sell      49,117,000         543,564          9/15/10             --         (9,912)
Japanese Yen ........       HSBC       Sell      32,977,000         362,377          9/15/10             --         (9,225)
Japanese Yen ........       BZWS       Sell      32,612,000         362,376          9/15/10             --         (5,113)
Japanese Yen ........       HSBC       Sell      48,915,000         543,560          9/16/10             --         (7,646)
Japanese Yen ........       DBAB       Sell      16,397,000         181,182          9/16/10             --         (3,590)
Japanese Yen ........       JPHQ       Sell      32,795,000         362,376          9/21/10             --         (7,201)
Japanese Yen ........       HSBC       Sell      16,260,000         181,190          9/21/10             --         (2,049)
Mexican Peso ........       DBAB       Sell      85,819,768       6,171,509          9/21/10             --       (372,288)
Indian Rupee ........       DBAB       Buy       25,605,000         519,898          9/24/10         26,691             --
Indian Rupee ........       HSBC       Buy       12,806,000         259,941          9/24/10         13,428             --
Japanese Yen ........       JPHQ       Sell     106,626,000       1,178,253          9/24/10             --        (23,390)
Swedish Krona .......       UBSW       Buy       12,242,000       1,216,234 EUR      9/24/10         63,551             --
Indian Rupee ........       JPHQ       Buy       12,717,000         259,955          9/27/10         11,458             --
Indian Rupee ........       DBAB       Buy       31,755,000         649,878          9/27/10         27,855             --
Japanese Yen ........       JPHQ       Sell      10,603,000         117,824          9/27/10             --         (1,673)
Swedish Krona .......       UBSW       Buy       12,230,000       1,216,201 EUR      9/27/10         61,889             --
Japanese Yen ........       JPHQ       Sell       8,858,000          98,433          9/28/10             --         (1,399)
Swedish Krona .......       DBAB       Buy        6,048,000         599,988 EUR      9/28/10         32,575             --
Indian Rupee ........       DBAB       Buy       25,543,000         519,906          9/29/10         25,171             --
Indian Rupee ........       JPHQ       Buy       29,309,000         597,878          9/29/10         27,564             --
Japanese Yen ........       JPHQ       Sell      14,763,000         164,052          9/29/10             --         (2,333)
Brazilian Real ......       DBAB       Buy        4,737,500       2,500,000         10/04/10             --         (4,594)
Euro ................       DBAB       Sell       2,580,000       3,774,359         10/04/10        263,778             --
Euro ................       UBSW       Sell       1,950,000       2,849,730         10/04/10        196,384             --
Malaysian Ringgit ...       DBAB       Buy       19,420,800       5,600,000         10/04/10         46,083             --
Philippine Peso .....       HSBC       Buy       29,096,000         601,468         10/04/10         14,900             --
Philippine Peso .....       DBAB       Buy       36,272,000         751,814         10/04/10         16,571             --
Swedish Krona .......       DBAB       Buy       17,870,125       1,753,572 EUR     10/04/10        122,344             --
Indian Rupee ........       DBAB       Buy       30,628,125         625,000         10/05/10         28,320             --


                             Semiannual Report | 33

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Indian Rupee ........       JPHQ       Buy       20,335,000         415,000         10/05/10     $   18,760    $        --
Philippine Peso .....       HSBC       Buy       43,378,000         902,192         10/05/10         16,646             --
Philippine Peso .....       DBAB       Buy       43,367,000         902,182         10/05/10         16,423             --
Euro ................       UBSW       Sell         645,000         936,992         10/06/10         59,353             --
Philippine Peso .....       JPHQ       Buy       11,457,000         240,592         10/06/10          2,071             --
New Zealand Dollar ..       DBAB       Sell         500,000         354,500         10/07/10         11,313             --
Philippine Peso .....       DBAB       Buy       35,600,000         751,816         10/07/10          2,139             --
Euro ................       UBSW       Sell         643,000         944,406         10/08/10         69,495             --
Philippine Peso .....       JPHQ       Buy       14,213,000         300,734         10/08/10            250             --
Philippine Peso .....       CITI       Buy       14,250,000         300,734         10/08/10          1,034             --
Philippine Peso .....       HSBC       Buy       28,541,000         601,452         10/08/10          2,952             --
Philippine Peso .....       DBAB       Buy       28,487,000         601,448         10/08/10          1,812             --
Philippine Peso .....       DBAB       Buy        8,482,000         180,430         10/12/10             --           (870)
Philippine Peso .....       JPHQ       Buy       51,957,000       1,108,348         10/13/10             --         (8,540)
Philippine Peso .....       HSBC       Buy       14,145,000         300,765         10/13/10             --         (1,349)
Philippine Peso .....       JPHQ       Buy        2,240,000          47,761         10/15/10             --           (354)
Chinese Yuan ........       HSBC       Buy        4,800,000         485,954 EUR     10/18/10         43,089             --
Philippine Peso .....       JPHQ       Buy        7,439,000         159,222         10/18/10             --         (1,823)
Philippine Peso .....       DBAB       Buy        3,748,000          79,609         10/19/10             --           (314)
Philippine Peso .....       DBAB       Buy       14,983,000         318,448         10/21/10             --         (1,510)
Philippine Peso .....       JPHQ       Buy        7,523,000         159,217         10/21/10             --            (82)
Philippine Peso .....       HSBC       Buy       24,334,000         510,682         10/25/10          3,884             --
Philippine Peso .....       DBAB       Buy       16,206,000         340,462         10/25/10          2,229             --
Philippine Peso .....       JPHQ       Buy        8,108,000         170,229         10/25/10          1,223             --
Euro ................       BZWS       Sell       1,066,000       1,594,843         10/26/10        144,464             --
Euro ................       DBAB       Sell       1,045,000       1,543,465         10/26/10        121,659             --
Indian Rupee ........       HSBC       Buy       20,938,000         440,429         10/26/10          5,544             --
Indian Rupee ........       DBAB       Buy       62,746,000       1,321,302         10/26/10         15,169             --
Norwegian Krone .....       BZWS       Buy       17,898,000       2,116,854 EUR     10/26/10        110,866             --
Philippine Peso .....       HSBC       Buy       21,042,000         442,588         10/26/10          2,327             --
Euro ................       DBAB       Sell       1,265,730       1,893,939         10/27/10        171,818             --
Euro ................       UBSW       Sell       4,280,000       6,409,514         10/27/10        586,253             --
Indian Rupee ........       HSBC       Buy       31,191,000         660,658         10/27/10          3,655             --
Philippine Peso .....       DBAB       Buy        6,504,000         136,181         10/28/10          1,317             --
Euro ................       DBAB       Sell         138,000         203,840         11/02/10         16,085             --
Euro ................       DBAB       Sell         519,000         763,034         11/03/10         56,914             --
Euro ................       DBAB       Sell         398,000         583,568         11/05/10         42,077             --
Japanese Yen ........       CITI       Sell     207,713,767       2,295,629         11/08/10             --        (46,471)
Japanese Yen ........       BZWS       Sell     204,044,000       2,278,357         11/10/10             --        (22,417)
Japanese Yen ........       BZWS       Sell     266,734,000       2,976,776         11/12/10             --        (30,953)
Japanese Yen ........       UBSW       Sell     206,868,600       2,310,632         11/12/10             --        (22,046)
Japanese Yen ........       DBAB       Sell      98,350,000       1,097,963         11/15/10             --        (11,084)
Japanese Yen ........       JPHQ       Sell      49,112,000         548,983         11/16/10             --         (4,837)
Japanese Yen ........       BZWS       Sell      23,675,000         263,509         11/16/10             --         (3,466)
Chilean Peso ........       JPHQ       Buy    4,234,440,000       8,520,000         11/17/10             --       (394,108)
Euro ................       UBSW       Sell       8,678,696      12,925,339         11/17/10      1,118,234             --


                             34 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Japanese Yen ........       BZWS       Sell      98,062,000       1,097,959         11/17/10     $       --    $    (7,866)
Japanese Yen ........       HSBC       Sell      25,664,000         285,476         11/17/10             --         (3,932)
Japanese Yen ........       UBSW       Sell      39,232,000         439,181         11/17/10             --         (3,231)
Japanese Yen ........       BZWS       Sell     136,747,000       1,537,153         11/18/10             --         (4,932)
Malaysian Ringgit ...       JPHQ       Buy       35,805,300      10,650,000         11/18/10             --       (262,452)
Japanese Yen ........       BOFA       Sell     106,050,000       1,196,784         11/29/10            656             --
Japanese Yen ........       BZWS       Sell     154,516,000       1,756,747         11/29/10         13,975             --
Japanese Yen ........       CITI       Sell      38,352,000         439,187         11/29/10          6,618             --
Norwegian Krone .....       UBSW       Buy        9,832,000       1,149,901 EUR     11/29/10         75,834             --
Swedish Krona .......       UBSW       Buy       15,700,000       1,519,727 EUR     11/29/10        135,321             --
Philippine Peso .....       HSBC       Buy       80,979,500       1,700,000         11/30/10          7,297             --
Australian Dollar ...       DBAB       Buy        1,042,000         908,624         12/01/10             --         (4,643)
Euro ................       DBAB       Sell         425,000         633,140         12/01/10         54,960             --
Euro ................       UBSW       Sell         425,000         632,719         12/01/10         54,539             --
Japanese Yen ........       DBAB       Sell      95,091,000       1,097,960         12/01/10         25,395             --
Norwegian Krone .....       UBSW       Buy        3,180,000         368,696 EUR     12/01/10         28,859             --
Philippine Peso .....       HSBC       Buy       28,530,000         600,000         12/01/10          1,457             --
Mexican Peso ........       CITI       Sell         798,000          58,759         12/02/10             --         (1,504)
Chilean Peso ........       DBAB       Buy       87,440,000         176,379         12/06/10             --         (8,526)
Chilean Peso ........       MLCO       Buy       66,470,000         134,283         12/06/10             --         (6,684)
Chinese Yuan ........       HSBC       Buy           54,000           8,153         12/06/10             --           (215)
Chinese Yuan ........       HSBC       Buy           68,000           6,833 EUR     12/06/10            701             --
Indian Rupee ........       DBAB       Buy       60,684,000       1,300,000         12/06/10             --        (11,077)
Indian Rupee ........       JPHQ       Buy       46,700,000       1,000,000         12/06/10             --         (8,096)
Chilean Peso ........       MLCO       Buy       99,980,000         201,573         12/07/10             --         (9,641)
Australian Dollar ...       DBAB       Buy          417,000         365,709         12/09/10             --         (4,288)
Australian Dollar ...       DBAB       Buy          520,000         453,752         12/10/10             --         (3,113)
Australian Dollar ...       BZWS       Buy          521,000         454,416         12/10/10             --         (2,911)
Norwegian Krone .....       UBSW       Buy        3,050,000         355,312 EUR     12/14/10         25,070             --
Swedish Krona .......       UBSW       Buy        4,627,500         444,460 EUR     12/14/10         44,510             --
British Pound .......       DBAB       Sell         100,000         161,950         12/15/10          9,751             --
Euro ................       DBAB       Sell         552,375         806,400         12/15/10         54,952             --
Euro ................       BZWS       Sell         455,000         666,862         12/15/10         47,882             --
Norwegian Krone .....       UBSW       Buy        4,571,000         533,291 EUR     12/15/10         36,463             --
Swedish Krona .......       UBSW       Buy        4,627,500         444,426 EUR     12/15/10         44,550             --
Malaysian Ringgit ...       JPHQ       Buy          305,481          89,587         12/17/10             --         (1,062)
Poland Zloty ........       DBAB       Buy        4,100,000         962,396 EUR     12/20/10         74,229             --
Malaysian Ringgit ...       JPHQ       Buy          365,553         106,731         12/21/10             --           (814)
Malaysian Ringgit ...       HSBC       Buy          486,131         141,420         12/22/10             --           (571)
New Zealand Dollar ..       DBAB       Sell       1,520,000       1,044,088         12/22/10          7,938             --
Malaysian Ringgit ...       HSBC       Buy          237,354          69,006         12/23/10             --           (240)
Japanese Yen ........       CITI       Sell     241,795,083       2,648,343         12/28/10             --        (80,393)
Japanese Yen ........       JPHQ       Sell     241,286,602       2,648,343         12/28/10             --        (74,655)
Japanese Yen ........       BZWS       Sell     240,903,916       2,648,343         12/28/10             --        (70,336)
Malaysian Ringgit ...       HSBC       Buy          268,544          77,965         12/28/10             --           (177)
Euro ................       DBAB       Sell         419,600         604,476          1/04/11         33,671             --


                             Semiannual Report | 35

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Philippine Peso .....       HSBC       Buy      140,610,000       3,000,000          1/05/11     $       --    $   (43,177)
Chilean Peso ........       DBAB       Buy    1,500,450,000       3,000,000          1/06/11             --       (117,044)
Euro ................       DBAB       Sell       2,120,000       3,050,680          1/06/11        166,739             --
Indian Rupee ........       HSBC       Buy      141,600,000       3,000,000          1/06/11          1,314             --
Japanese Yen ........       HSBC       Sell     276,930,000       3,000,000          1/06/11             --       (125,798)
Malaysian Ringgit ...       HSBC       Buy       20,544,000       6,000,000          1/06/11             --        (51,032)
Norwegian Krone .....       DBAB       Buy       17,500,000       2,091,300 EUR      1/06/11         69,098             --
Chilean Peso ........       MLCO       Buy      214,571,000         433,039          1/07/11             --        (20,752)
Chilean Peso ........       DBAB       Buy      125,650,000         252,006          1/07/11             --        (10,575)
Japanese Yen ........       BZWS       Sell     167,350,000       1,836,740          1/07/11             --        (52,230)
Japanese Yen ........       CITI       Sell      83,690,000         918,439          1/07/11             --        (26,215)
Japanese Yen ........       UBSW       Sell      83,670,000         918,391          1/07/11             --        (26,038)
New Israeli Shekel ..       DBAB       Buy       14,027,700       3,758,158          1/07/11             --        (68,842)
Chilean Peso ........       DBAB       Buy      176,530,000         360,412          1/10/11             --        (21,189)
Euro ................       UBSW       Sell         368,000         526,185          1/11/11         25,580             --
Japanese Yen ........       HSBC       Sell      84,030,000         918,361          1/11/11             --        (30,206)
Japanese Yen ........       DBAB       Sell      83,940,000         918,351          1/11/11             --        (29,200)
Euro ................       BZWS       Sell       1,470,694       2,116,329          1/12/11        115,689             --
Japanese Yen ........       HSBC       Sell     134,760,000       1,469,318          1/13/11             --        (51,970)
Philippine Peso .....       JPHQ       Buy       96,947,000       2,084,578          1/13/11             --        (47,095)
Japanese Yen ........       BZWS       Sell     133,750,000       1,469,352          1/14/11             --        (40,564)
Japanese Yen ........       UBSW       Sell     106,390,000       1,175,510          1/14/11             --        (25,537)
Philippine Peso .....       HSBC       Buy       15,560,000         332,692          1/14/11             --         (5,699)
Chinese Yuan ........       HSBC       Buy       39,028,500       5,900,000          1/18/11             --       (148,401)
Japanese Yen ........       HSBC       Sell     126,059,100       1,390,000          1/18/11             --        (33,205)
New Zealand Dollar ..       DBAB       Sell       2,822,241       2,010,000          1/18/11         91,012             --
New Zealand Dollar ..       HSBC       Sell       2,807,851       2,010,000          1/18/11        100,797             --
Philippine Peso .....       HSBC       Buy       10,377,000         222,296          1/18/11             --         (4,286)
Philippine Peso .....       DBAB       Buy        5,918,000         127,132          1/18/11             --         (2,801)
Philippine Peso .....       JPHQ       Buy       14,778,000         317,090          1/19/11             --         (6,643)
Philippine Peso .....       DBAB       Buy        3,703,000          79,242          1/19/11             --         (1,452)
Brazilian Real ......       DBAB       Buy        2,478,000     112,844,898 JPY      1/26/11             --         (2,896)
Euro ................       BZWS       Sell         888,633       1,253,480          1/26/11         44,664             --
Japanese Yen ........       BZWS       Sell     209,770,000       2,335,649          1/26/11             --        (33,022)
Japanese Yen ........       UBSW       Sell     183,530,000       2,043,718          1/26/11             --        (28,657)
Japanese Yen ........       DBAB       Sell      52,300,000         583,901          1/26/11             --         (6,658)
Brazilian Real ......       HSBC       Buy          925,000      42,261,178 JPY      1/27/11             --         (2,753)
Euro ................       CITI       Sell         137,500         194,116          1/27/11          7,074             --
Japanese Yen ........       HSBC       Sell     180,396,000       2,008,573          1/27/11             --        (28,454)
Chilean Peso ........       JPHQ       Buy      440,000,000         867,919          1/28/11             --        (21,957)
Euro ................       BZWS       Sell       1,980,000       2,783,266          1/28/11         89,864             --
New Zealand Dollar ..       DBAB       Sell         310,724         213,856          1/28/11          2,776             --
New Zealand Dollar ..       UBSW       Sell         126,129          86,256          1/28/11            575             --
Norwegian Krone .....       UBSW       Buy       20,615,000       2,461,434 EUR      1/28/11         80,730             --
Swedish Krona .......       DBAB       Buy        9,800,000         959,186 EUR      1/28/11         69,261             --
Swedish Krona .......       UBSW       Buy       25,173,000       2,461,498 EUR      1/28/11        181,087             --


                             36 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
Chilean Peso ........       JPHQ       Buy      638,000,000       1,240,111          1/31/11     $       --    $   (13,358)
Chilean Peso ........       DBAB       Buy      641,000,000       1,239,725          1/31/11             --         (7,204)
Euro ................       BZWS       Sell         490,000         686,735          1/31/11         20,189             --
Euro ................       UBSW       Sell       2,559,000       3,583,368          1/31/11        102,365             --
Euro ................       DBAB       Sell         921,000       1,290,735          1/31/11         37,901             --
Chilean Peso ........       DBAB       Buy      372,800,000         718,235          2/02/11             --         (1,369)
Chilean Peso ........       MLCO       Buy      179,100,000         345,346          2/02/11             --           (951)
Chilean Peso ........       MLCO       Buy      180,500,000         345,322          2/02/11          1,765             --
Brazilian Real ......       HSBC       Buy        7,023,550       3,509,213          2/03/11         87,756             --
Chilean Peso ........       DBAB       Buy      180,800,000         345,401          2/03/11          2,274             --
Brazilian Real ......       DBAB       Buy        6,929,091       3,510,000          2/04/11         37,805             --
Euro ................       DBAB       Sell         900,000       1,253,970          2/04/11         29,709             --
Indian Rupee ........       HSBC       Buy       66,000,000       1,403,091          2/04/11             --         (6,891)
Indian Rupee ........       JPHQ       Buy       22,900,000         488,273          2/04/11             --         (3,834)
Chilean Peso ........       DBAB       Buy      126,910,000         238,732          2/07/11          5,342             --
Indian Rupee ........       HSBC       Buy       28,500,000         609,039          2/07/11             --         (6,256)
Australian Dollar ...       MSCO       Buy        1,080,705         900,000          2/08/11         29,891             --
Australian Dollar ...       UBSW       Buy        1,080,406         900,000          2/08/11         29,634             --
Chilean Peso ........       DBAB       Buy      259,200,000         480,891          2/08/11         17,620             --
Chilean Peso ........       BZWS       Buy      173,800,000         320,635          2/08/11         13,629             --
Chilean Peso ........       JPHQ       Buy      172,600,000         320,514          2/08/11         11,441             --
Indian Rupee ........       HSBC       Buy       47,340,000       1,013,943          2/08/11             --        (12,755)
Norwegian Krone .....       UBSW       Buy        4,920,000         590,402 EUR      2/08/11         14,826             --
Australian Dollar ...       CITI       Buy          690,000      51,068,970 JPY      2/09/11         16,823             --
Australian Dollar ...       BZWS       Buy          690,000      50,942,700 JPY      2/09/11         18,249             --
Australian Dollar ...       DBAB       Buy          690,000      51,173,160 JPY      2/09/11         15,646             --
Chilean Peso ........       BZWS       Buy      357,900,000         666,791          2/09/11         21,566             --
Chilean Peso ........       MLCO       Buy      179,300,000         334,365          2/09/11         10,486             --
Euro ................       DBAB       Sell         333,000         454,878          2/09/11          1,905             --
Norwegian Krone .....       DBAB       Buy        9,825,000       1,180,790 EUR      2/09/11         27,102             --
Norwegian Krone .....       UBSW       Buy        6,876,600         826,564 EUR      2/09/11         18,807             --
Chilean Peso ........       DBAB       Buy      100,600,000         187,250          2/10/11          6,242             --
Chilean Peso ........       MLCO       Buy      100,600,000         187,250          2/10/11          6,242             --
Euro ................       BZWS       Sell         344,000         469,471          2/10/11          1,535             --
Japanese Yen ........       MSCO       Sell     233,392,000       2,623,482          2/10/11             --        (12,700)
South Korean Won ....       HSBC       Buy    1,155,000,000      86,894,372 JPY      2/10/11          4,952             --
Chilean Peso ........       BZWS       Buy      100,400,000         187,217          2/11/11          5,895             --
Euro ................       UBSW       Sell       1,757,000       2,405,333          2/11/11         15,329             --
Chilean Peso ........       DBAB       Buy       99,300,000         187,182          2/14/11          3,832             --
Euro ................       DBAB       Sell         344,000         471,607          2/14/11          3,674             --
South Korean Won ....       DBAB       Buy      343,000,000      26,059,869 JPY      2/14/11             --         (1,532)
South Korean Won ....       JPHQ       Buy      396,000,000      30,000,000 JPY      2/14/11             --           (791)
South Korean Won ....       HSBC       Buy      231,000,000         197,926          2/14/11             --           (708)
Chilean Peso ........       MSCO       Buy      198,000,000         374,327          2/16/11          6,570             --
Euro ................       UBSW       Sell          82,000         111,512          2/16/11             --            (30)
Euro ................       JPHQ       Sell          82,000         111,569          2/16/11             27             --


                             Semiannual Report | 37

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ------------------   ----------   ------------   ------------
South Korean Won ....       JPHQ       Buy      231,000,000      17,683,533 JPY      2/16/11     $       --    $    (2,576)
Chilean Peso ........       JPHQ       Buy      121,600,000         232,061          2/18/11          1,877            --
Chilean Peso ........       DBAB       Buy       60,700,000         116,061          2/18/11            715            --
Chilean Peso ........       JPHQ       Buy      206,400,000         394,533          2/22/11          2,593            --
Chilean Peso ........       DBAB       Buy      121,200,000         231,984          2/22/11          1,212            --
Chilean Peso ........       MSCO       Buy      635,500,000       1,211,348          2/22/11         11,391            --
Japanese Yen ........       JPHQ       Sell     199,200,000       2,213,825          2/22/11             --        (36,685)
Japanese Yen ........       HSBK       Sell     199,040,000       2,213,695          2/22/11             --        (35,007)
Philippine Peso .....       DBAB       Buy       23,299,500         490,000          2/22/11             --         (1,729)
Philippine Peso .....       HSBK       Buy       23,321,060         490,000          2/22/11             --         (1,278)
Chilean Peso ........       MLCO       Buy      122,400,000         232,060          2/23/11          3,452            --
Indian Rupee ........       HSBK       Buy       46,198,376         980,000          2/23/11             --         (3,937)
Chilean Peso ........       MSCO       Buy      121,500,000         232,003          2/24/11          1,784            --
Chilean Peso ........       MSCO       Buy      259,650,000         496,596          2/25/11          3,030            --
Chilean Peso ........       DBAB       Buy      182,000,000         348,125          2/25/11          2,084            --
Chilean Peso ........       JPHQ       Buy      237,800,000         452,091          2/28/11          5,531            --
Chilean Peso ........       MSCO       Buy      317,000,000         604,385          3/01/11          5,667            --
Chilean Peso ........       MLCO       Buy       50,600,000          96,510          3/01/11            868            --
Japanese Yen ........       JPHQ       Sell     284,200,000       3,180,821          3/01/11             --        (30,439)
Japanese Yen ........       HSBK       Sell     284,000,000       3,180,398          3/01/11             --        (28,602)
Japanese Yen ........       UBSW       Sell     316,900,000       3,562,355          3/01/11             --        (18,392)
Chilean Peso ........       DBAB       Buy       79,000,000         151,196          3/02/11          1,261            --
                                                                                                 ----------    -----------
   Unrealized appreciation (depreciation) ....................................................    7,785,111     (3,465,300)
                                                                                                 ----------    -----------
      Net unrealized appreciation (depreciation) .............................................   $4,319,811
                                                                                                 ==========

(a)  In U.S. dollars unless otherwise indicated.

At February 28, 2010, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

                PAY/RECEIVE     FIXED                                  NOTIONAL     EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE          FLOATING RATE             AMOUNT         DATE      APPRECIATION   DEPRECIATION
------------   -------------   ------   -------------------------   -------------   ----------   ------------   ------------
CITI .......        Pay        7.6973%  MXN Interbank Equilibrium
                                           Interest Rate            1,400,000 MXN     1/11/19       $   --        $  (967)
CITI .......        Pay         7.666%  MXN Interbank Equilibrium
                                           Interest Rate            1,800,000 MXN     1/12/19           --         (1,635)
CITI .......        Pay         7.835%  MXN Interbank Equilibrium
                                           Interest Rate            1,200,000 MXN     1/15/19           16             --
CITI .......        Pay         7.869%  MXN Interbank Equilibrium
                                           Interest Rate            1,600,000 MXN     1/16/19          288             --
CITI .......        Pay          8.00%  MXN Interbank Equilibrium
                                           Interest Rate            1,130,000 MXN     1/18/19          950             --
JPHQ .......        Pay          8.06%  MXN Interbank Equilibrium
                                           Interest Rate            1,800,000 MXN     1/22/19        2,358             --
CITI .......        Pay          8.07%  MXN Interbank Equilibrium
                                           Interest Rate            5,650,000 MXN     1/22/19        7,695             --


                             38 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                      EXPIRATION
PAY/RECEIVE        FIXED                                               NOTIONAL     UNREALIZED    UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE          FLOATING RATE             AMOUNT         DATE      APPRECIATION   DEPRECIATION
------------   -------------   ------   -------------------------   -------------   ----------   ------------   ------------
JPHQ .......        Pay          8.17%  MXN Interbank Equilibrium
                                           Interest Rate            4,100,000 MXN    11/23/28      $    --        $(6,339)
JPHQ .......        Pay        8.3167%  MXN Interbank Equilibrium
                                          Interest Rate             2,690,000 MXN     1/09/29           --         (1,055)
CITI .......        Pay          9.05%  MXN Interbank Equilibrium
                                          Interest Rate             3,250,000 MXN     2/02/29       16,287             --
                                                                                                   -------        -------
   Unrealized appreciation (depreciation) ....................................................      27,594         (9,996)
                                                                                                   -------        -------
      Net unrealized appreciation (depreciation) .............................................     $17,598
                                                                                                   =======

See Abbreviations on page 56.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

                                                                     TEMPLETON
                                                                   GLOBAL TOTAL
                                                                    RETURN FUND
                                                                   ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $362,340,460
      Cost - Sweep Money Fund (Note 7) .........................     22,192,042
                                                                   ------------
      Total cost of investments ................................   $384,532,502
                                                                   ============
      Value - Unaffiliated issuers .............................   $374,004,933
      Value - Sweep Money Fund (Note 7) ........................     22,192,042
                                                                   ------------
      Total value of investments ...............................    396,196,975
   Cash ........................................................        233,680
   Restricted cash (Note 1f) ...................................        200,000
   Foreign currency, at value (cost $174,661) ..................        177,061
   Receivables:
      Investment securities sold ...............................        151,831
      Capital shares sold ......................................      6,961,335
      Interest .................................................      7,164,576
   Unrealized appreciation on forward exchange contracts .......      7,785,111
   Unrealized appreciation on swap contracts ...................         27,594
   Other assets ................................................            367
                                                                   ------------
         Total assets ..........................................    418,898,530
                                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........................      4,549,943
      Capital shares redeemed ..................................        886,874
      Affiliates ...............................................        259,348
   Due to brokers ..............................................        200,000
   Unrealized depreciation on forward exchange contracts .......      3,465,300
   Unrealized depreciation on swap contracts ...................          9,996
   Accrued expenses and other liabilities ......................         24,098
                                                                   ------------
         Total liabilities .....................................      9,395,559
                                                                   ------------
            Net assets, at value ...............................   $409,502,971
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $393,626,493
   Undistributed net investment income .........................        501,142
   Net unrealized appreciation (depreciation) ..................     15,940,859
   Accumulated net realized gain (loss) ........................       (565,523)
                                                                   ------------
            Net assets, at value ...............................   $409,502,971
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010 (unaudited)

                                                                     TEMPLETON
                                                                   GLOBAL TOTAL
                                                                    RETURN FUND
                                                                   ------------
CLASS A:
   Net assets, at value ........................................   $191,579,196
                                                                   ------------
   Shares outstanding ..........................................     15,852,315
                                                                   ------------
   Net asset value per share(a) ................................   $      12.09
                                                                   ------------
   Maximum offering price per share (net asset value per
      share / 95.75%) ..........................................   $      12.63
                                                                   ------------
CLASS C:
   Net assets, at value ........................................   $ 68,393,737
                                                                   ------------
   Shares outstanding ..........................................      5,663,275
                                                                   ------------
   Net asset value and maximum offering price per share(a) .....   $      12.08
                                                                   ------------
CLASS R:
   Net assets, at value ........................................   $    251,162
                                                                   ------------
   Shares outstanding ..........................................         20,774
                                                                   ------------
   Net asset value and maximum offering price per share ........   $      12.09
                                                                   ------------
ADVISOR CLASS:
   Net assets, at value ........................................   $149,278,876
                                                                   ------------
   Shares outstanding ..........................................     12,340,225
                                                                   ------------
   Net asset value and maximum offering price per share ........   $      12.10
                                                                   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Templeton Income Trust

STATEMENT OF OPERATIONS
For the six months ended February 28, 2010 (unaudited)

                                                                     TEMPLETON
                                                                   GLOBAL TOTAL
                                                                    RETURN FUND
                                                                   ------------
Investment income:
   Dividends ...................................................   $        208
   Interest (net of foreign taxes of $70,089) ..................      6,786,843
                                                                   ------------
         Total investment income ...............................      6,787,051
                                                                   ------------
Expenses:
   Management fees (Note 3a) ...................................        554,957
   Administrative fees (Note 3b) ...............................        237,665
   Distribution fees: (Note 3c)
      Class A ..................................................        153,611
      Class C ..................................................        126,757
      Class R ..................................................            470
   Transfer agent fees (Note 3e) ...............................         49,638
   Custodian fees (Note 4) .....................................         50,366
   Reports to shareholders .....................................         17,225
   Registration and filing fees ................................         48,458
   Professional fees ...........................................         38,948
   Trustees' fees and expenses .................................          3,051
   Amortization of offering costs ..............................          7,437
   Other .......................................................         13,803
                                                                   ------------
         Total expenses ........................................      1,302,386
         Expenses waived/paid by affiliates (Note 3f) ..........        (15,703)
                                                                   ------------
            Net expenses .......................................      1,286,683
                                                                   ------------
               Net investment income ...........................      5,500,368
                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................      1,358,927
      Foreign currency transactions ............................     (1,135,973)
      Swap contracts ...........................................         69,584
                                                                   ------------
               Net realized gain (loss) ........................        292,538
                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................      7,028,238
      Translation of other assets and liabilities denominated
         in foreign currencies .................................      4,320,165
                                                                   ------------
               Net change in unrealized appreciation
                  (depreciation) ...............................     11,348,403
                                                                   ------------
Net realized and unrealized gain (loss) ........................     11,640,941
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................   $ 17,141,309
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     TEMPLETON GLOBAL TOTAL RETURN FUND
                                                                   --------------------------------------
                                                                    SIX MONTHS ENDED
                                                                   FEBRUARY 28, 2010       YEAR ENDED
                                                                      (UNAUDITED)      AUGUST 31, 2009(a)
                                                                   -----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................     $  5,500,368         $ 1,576,365
      Net realized gain (loss) from investments, foreign
         currency transactions and swap contracts ..............          292,538            (649,442)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets
         and liabilities denominated in foreign currencies .....       11,348,403           4,592,456
                                                                     ------------         -----------
            Net increase (decrease) in net assets resulting
               from operations .................................       17,141,309           5,519,379
                                                                     ------------         -----------
   Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ...............................................       (2,596,997)         (1,445,139)
         Class C ...............................................         (750,657)            (69,452)
         Class R ...............................................           (3,899)             (2,524)
         Advisor Class .........................................       (1,784,654)           (141,764)
      Net realized gains:
         Class A ...............................................          (33,693)                 --
         Class C ...............................................          (10,895)                 --
         Class R ...............................................              (49)                 --
         Advisor Class .........................................          (22,946)                 --
                                                                     ------------         -----------
   Total distributions to shareholders .........................       (5,203,790)         (1,658,879)
                                                                     ------------         -----------
      Capital share transactions: (Note 2)
         Class A ...............................................      134,431,210          47,759,730
         Class C ...............................................       53,590,867          12,568,485
         Class R ...............................................           90,250             139,789
         Advisor Class .........................................      124,512,720          20,611,901
                                                                     ------------         -----------
   Total capital share transactions ............................      312,625,047          81,079,905
                                                                     ------------         -----------
            Net increase (decrease) in net assets ..............      324,562,566          84,940,405
Net assets:
   Beginning of period .........................................       84,940,405                  --
                                                                     ------------         -----------
   End of period ...............................................     $409,502,971         $84,940,405
                                                                     ------------         -----------
Undistributed net investment income included in net assets:
   End of period ...............................................     $    501,142         $   136,981
                                                                     ============         ===========

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities and municipal securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             44 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 45

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are


                             46 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

See Note 10 regarding other derivative information.

E. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

F. RESTRICTED CASH

At February 28, 2010, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax


                             Semiannual Report | 47

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             48 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED              YEAR ENDED
                                           FEBRUARY 28, 2010          AUGUST 31, 2009(a)
                                       -------------------------   -----------------------
                                         SHARES        AMOUNT        SHARES       AMOUNT
                                       ----------   ------------   ---------   -----------
CLASS A SHARES:
   Shares sold .....................   12,622,599   $149,383,349   4,848,591   $51,854,141
   Shares issued in reinvestment
      of distributions .............      162,054      1,934,450      14,363       156,748
   Shares redeemed .................   (1,413,024)   (16,886,589)   (382,268)   (4,251,159)
                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........   11,371,629   $134,431,210   4,480,686   $47,759,730
                                       ==========   ============   =========   ===========
CLASS C SHARES:
   Shares sold .....................    4,590,289   $ 54,387,903   1,144,271   $12,609,624
   Shares issued in reinvestment
      of distributions .............       40,594        484,125       4,489        48,264
   Shares redeemed .................     (107,824)    (1,281,161)     (8,544)      (89,403)
                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........    4,523,059   $ 53,590,867   1,140,216   $12,568,485
                                       ==========   ============   =========   ===========
CLASS R SHARES:
   Shares sold .....................        7,307   $     86,578      13,000   $   138,063
   Shares issued in reinvestment
      of distributions .............          311          3,702         159         1,726
   Shares redeemed .................           (3)           (30)         --            --
                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........        7,615   $     90,250      13,159   $   139,789
                                       ==========   ============   =========   ===========
ADVISOR CLASS SHARES:
   Shares sold .....................   10,986,990   $130,531,487   1,855,913   $20,565,847
   Shares issued in reinvestment
      of distributions .............       43,316        516,647       5,696        62,095
   Shares redeemed .................     (550,268)    (6,535,414)     (1,422)      (16,041)
                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........   10,480,038   $124,512,720   1,860,187   $20,611,901
                                       ==========   ============   =========   ===========

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.


                             Semiannual Report | 49

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund.

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $200 million
       0.450%         Over $200 million, up to and including $1.3 billion
       0.400%         In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.25%
Class C ...   0.65%
Class R ...   0.50%


                             50 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   brokers/dealers ...........................................   $11,869
Contingent deferred sales charges retained ...................   $ 4,656

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $49,638, of which $40,956 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.84% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, re organizations, and liquidations) until December 31, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $796,793.


                             Semiannual Report | 51

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

5. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................   $385,134,940
                                                             ------------
Unrealized appreciation ..................................   $ 13,481,987
Unrealized depreciation ..................................     (2,419,952)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $ 11,062,035
                                                             ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, swaps, non-deductible offering costs, non-deductible distribution fees, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, swaps, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $289,307,744 and $6,747,307, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2010, the Fund had 24.64% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             52 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

8. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2010, the aggregate value of these securities was $15,000, representing less than 0.01% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS      ---------------------------------------   ---------------------------------------
NOT ACCOUNTED FOR AS        STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS          LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION        AMOUNT
-------------------       --------------------------   ----------   --------------------------   ----------
Interest rate
   contracts ..........   Unrealized appreciation on                Unrealized depreciation on
                          swap contracts               $   27,594   swap contracts               $    9,996
Foreign exchange
   contracts ..........   Unrealized appreciation on                Unrealized depreciation on
                          forward exchange contracts    7,785,111   forward exchange contracts    3,465,300


                             Semiannual Report | 53

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended February 28, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                               CHANGE IN
                                                                                              UNREALIZED       AVERAGE
                                                                                             APPRECIATION       AMOUNT
DERIVATIVE CONTRACTS                                                       REALIZED GAIN    (DEPRECIATION)   OUTSTANDING
NOT ACCOUNTED FOR AS                        STATEMENT OF                   (LOSS) FOR THE       FOR THE       DURING THE
HEDGING INSTRUMENTS                     OPERATIONS LOCATIONS                   PERIOD           PERIOD        PERIOD(a)
--------------------      ----------------------------------------------   --------------   --------------   ----------
Interest rate
   contracts ..........   Net realized gain (loss) from swap contracts /
                          Net change in unrealized appreciation
                          (depreciation) on investments                       $  69,584        $ 20,892        2,404,330

Foreign exchange
   contracts ..........   Net realized gain (loss) from foreign
                          currency transactions / Net change in
                          unrealized appreciation (depreciation) on
                          investments translation of other assets and
                          liabilites denominated in foreign currencies         (467,566)       4,398,033     186,750,709

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.


                             54 | Semiannual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                       -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         United States .............   $        --   $     37,308     $--     $     37,308
      Bonds(b) .....................            --    340,478,166      --      340,478,166
      Municipal Bonds ..............            --     10,995,916      --       10,995,916
      Senior Floating Rate
         Interests .................            --      9,900,311      --        9,900,311
      Short Term Investments .......    22,192,042     12,593,232      --       34,785,274
                                       -----------   ------------     ---     ------------
            Total Investments in
                Securities .........   $22,192,042   $374,004,933     $--     $396,196,975
                                       ===========   ============     ===     ============
         Swaps .....................            --         27,594      --           27,594
         Forward Exchange
            Contracts ..............            --      7,785,111      --        7,785,111

LIABILITIES:
         Swaps .....................            --          9,996      --            9,996
         Forward Exchange
            Contracts ..............            --      3,465,300      --        3,465,300

(a)  Includes common and preferred stock.

(b) For detailed bonds descriptions, see the accompanying Statements of Investments.


                             Semiannual Report | 55

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
GBP - British Pound
GHS - Ghana Cedi
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
JPY - Japanese Yen
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
GDP   - Gross Domestic Product
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
ISD   - Independent School District
L/C   - Letter of Credit
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PIK   - Payment-In-Kind
USD   - Unified/Union School District

COUNTERPARTY

BOFA - Bank of America N.A.
BZWS - Barclays Bank PLC
CITI - CitiBank N.A.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse International
HSBC - HSBC Bank USA, N.A.
HSBK - HSBC Bank PLC
JPHQ - JPMorgan Chase Bank, N.A.
MLCO - Merrill Lynch Capital Services, Inc.
MSCO - Morgan Stanley and Co Inc.
UBSW - UBS AG


                             56 | Semiannual Report

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL TOTAL RETURN FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 57

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL TOTAL RETURN FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

407 S 04/10


FEBRUARY 28, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Income Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                    FIXED INCOME

                                    TEMPLETON
                            INTERNATIONAL BOND FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT
Templeton International Bond Fund .........................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   30
Notes to Financial Statements .............................................   34
Shareholder Information ...................................................   46

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

Templeton International Bond Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA
President and Chief Executive Officer
- Investment Management Templeton
Income Trust

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton International Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International Bond Fund seeks current income with capital appreciation and growth of income. The Fund invests predominantly in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                  (PIE CHART)

Government Bonds ..........   74.4%
Short-Term Investments &
   Other Net Assets .......   25.6%

We are pleased to bring you Templeton International Bond Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Templeton International Bond Fund -Class A delivered a cumulative total return of +8.15% in U.S. dollar terms. The Fund out-performed its benchmark, the Citigroup Non-U.S. World Government Bond Index
(WGBI), which posted cumulative total returns of

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                             Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

Asia                     36.1%
Americas                 29.4%
Other Europe             20.1%
Middle East & Africa      8.0%
Supranational*            1.6%
EMU**                     1.4%
Other Net Nssets          3.4%

* The Fund's supranational investments were denominated in the New Zealand dollar and Norwegian krone.

**   The Fund's EMU investment was in Germany.

+1.43% in local currency terms and +0.40% in U.S. dollar terms for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Although the U.S. Federal Reserve Board and the European Central Bank began preparing for eventual tightening, Japan increased its level of monetary accommodation. Outside of the G-3 (U.S., eurozone and Japan), other central banks such as those of Australia and Norway began to normalize their interest rate policies given stronger growth dynamics and pricing pressures.

During the period, differentiation in recovery strength increased across regions and countries. For example, U.S. gross domestic product (GDP) rose 0.1% year-over-year in 2009's fourth quarter, while Japan's contracted 0.4% and the eurozone's shrank 2.1%.(2) However, the positive figure recorded in the U.S. was meager compared with growth rates outside developed economies. Real GDP for the same period rose 10.7% in China year-over-year, in India and South Korea, 6.0%, in Brazil, 4.3%, and in Poland, 3.1%.(3)

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, the fiscal deterioration led to upward pressure on public debt ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010, while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(4) Increased investor and institutional scrutiny

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup Non-U.S. WGBI is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally excluding the U.S. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Sources: Economic and Social Research Institute (Japan); Eurostat
     (eurozone).

(3.) Sources: National Bureau of Statistics (China); India Central Statistical
     Organization; Bank of Korea (South Korea); IBGE (Brazil); Polish Statistics Office.

(4.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                             4 | Semiannual Report
of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments.

Concerns about developed economies' sovereign credit fundamentals had limited spillover into emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

INVESTMENT STRATEGY

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

Relative to the Citigroup Non-U.S. WGBI, the Fund benefited from its interest rate strategy during the six-month reporting period. Given historically low interest rates in the world's largest economies, we further shortened the portfolio's overall duration. We had limited duration exposure in developed bond markets. Although U.S. inflationary pressures remained subdued by slack in the economy, characterized by a relatively high 9.7% unemployment rate as of February 2010 and increased labor productivity, we were cautious about potential spillover effects from rising long-term U.S. yields on other markets even though the Fund does not invest in U.S. government bonds.(5) During the six months under review, long-term U.S. government bond yields rose 21 basis points (bps) from 3.40% to 3.61%. The Fund's underweighted euro exposure and lack of exposure to Japanese government bonds detracted from relative performance.

We maintained duration exposure in select cases where we viewed significant slack in an economy, such as Mexico's, or prospects for a drop in risk premium, such as in Indonesia. The Fund benefited from duration exposure in Mexico where long-term bond yields fell 56 bps from 8.16% to 7.60%. Mexico's economic recovery was relatively weak, with fourth quarter 2009

(5.) Source: Bureau of Labor Statistics.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.


                             Semiannual Report | 5

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

GDP contracting an annualized 2.3%, supporting disinflation, or a slowdown in the rate of price increases.(6) Additionally, Mexico passed fiscal reform legislation to increase budget revenues and help secure fiscal stability. The Fund also benefited from duration exposure in Indonesia, where long-term bond yields fell 66 bps from 10.51% to 9.85%.

CURRENCY STRATEGY

The Fund's currency strategy benefited relative performance. Fund positioning during the reporting period reflected growing divergence in economic performance among the G-3 and between developed and emerging market economies.

The Fund benefited from its large net negative position in the euro, which fell 4.90% against the U.S. dollar during the period.(7) We viewed the euro-zone's economic growth prospects versus the U.S. as hampered by Europe's relatively more constrained credit conditions, lower productivity, less flexible labor market, and concerns involving the fiscal creditworthiness of Greece. Conversely, the Fund's net negative Japanese yen position detracted from performance given the yen's 4.39% appreciation against the U.S. dollar.(7) We continued to view Japan as a significant economic underperformer among major industrial countries. While the U.S. and eurozone discussed strategies for scaling back unconventional monetary stimulus, Japan increased liquidity injections into its commercial banking system to counter increased risks to growth and greater deflation pressure. January 2010 consumer prices rose an annualized 2.6% in the U.S. and 1.0% in the eurozone but fell an annualized 1.3% in Japan.(8) We also held net negative yen exposure to protect against rising U.S. Treasury yields given our analysis of a strong correlation between the value of the Japanese yen versus the U.S. dollar and the differential between interest rates in the U.S. and Japan.

The Fund also benefited from exposure to Asian currencies. Relative to the U.S. dollar, the Indonesian rupiah rose 7.98%, the South Korean won, 7.67%, the Australian dollar, 6.22%, and the Indian rupee, 5.90%, during the six months under review.(7) Asia's positive economic growth momentum led policymakers to begin tightening monetary policy. Australia was one of the first developed economy to increase interest rates, and China and India also tightened policy during the period. While the region's positive growth differential and rising interest rates attracted capital inflows, its overall balance of payment positions remained supportive as evidenced by the region's

(6.) Source: National Institute of Statistics and Geography.

(7.) Source: IDC/Exshare.

(8.) Sources: Bureau of Labor Statistics (U.S.); Eurostat (eurozone); Economic and Social Research Institute (Japan).


                             6 | Semiannual Report
reserve accumulation. Exposure to Latin American currencies also contributed to relative performance. For example, the Chilean peso rose 4.88% and the Brazilian real, 3.37%, against the U.S. dollar over the period.(7)


GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

The Fund invested in hard currency-denominated sovereign debt. As an asset class, these securities typically compensate for greater credit risk by offering higher yields relative to comparable maturity U.S. and European benchmark treasury yields. U.S. dollar-denominated emerging market debt generated a six-month total return of +8.42% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(9) Sovereign interest rate spreads fell from 389 bps at the beginning of the reporting period to 311 bps at period-end as emerging market credit yields declined and the U.S. Treasury yield curve steepened.(10) Exposure to sovereign credits helped the Fund's performance relative to the Citigroup Non-U.S. WGBI.

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton International Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(9.) Source: (C) 2010 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

(10.) Source: J.P. Morgan.

CURRENCY BREAKDOWN
2/28/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  55.1%
U.S. Dollar               36.8%
Brazilian Real             7.6%
Chilean Peso               7.4%
Mexican Peso               3.1%
Peruvian Nuevo Sol         0.2%
                         -----
ASIA PACIFIC              37.9%
South Korean Won          16.2%
Australian Dollar         11.1%
Malaysian Ringgit         10.7%
Indian Rupee               6.2%
Philippine Peso            5.9%
Indonesian Rupiah          5.3%
Chinese Yuan               4.9%
Sri Lankan Rupee           1.1%
New Zealand Dollar*       -3.3%
Japanese Yen*            -20.2%
                         -----
MIDDLE EAST & AFRICA       6.5%
Israeli New Shekel         4.5%
Egyptian Pound             2.0%
                         -----
EUROPE                     0.5%
Swedish Krona             13.6%
Norwegian Krone           12.1%
Polish Zloty               9.3%
Euro*                    -34.5%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.


                             Semiannual Report | 7

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TBOAX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.61    $11.13    $10.52
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2125
Short-Term Capital Gain          $0.0187
Long-Term Capital Gain           $0.0205
   TOTAL                         $0.2517

CLASS C (SYMBOL: N/A)                      CHANGE   2/28/10   8/31/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.61    $11.14    $10.53
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1914
Short-Term Capital Gain          $0.0187
Long-Term Capital Gain           $0.0205
   TOTAL                         $0.2306

CLASS R (SYMBOL: N/A)                      CHANGE   2/28/10   8/31/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.61    $11.13    $10.52
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2002
Short-Term Capital Gain          $0.0187
Long-Term Capital Gain           $0.0205
   TOTAL                         $0.2394

ADVISOR CLASS (SYMBOL: FIBZX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.61    $11.14    $10.53
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2272
Short-Term Capital Gain          $0.0187
Long-Term Capital Gain           $0.0205
   TOTAL                         $0.2664


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                   INCEPTION
CLASS A                                        6-MONTH    1-YEAR   (12/3/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                       +8.15%   +31.95%    +25.94%
Average Annual Total Return(3)                   +3.53%   +26.38%     +8.74%
Value of $10,000 Investment(4)                 $10,353   $12,638    $12,063
Avg. Ann. Total Return (3/31/10)(5)                       +22.62%    +10.22%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.08%
      With Waiver                       1.06%

                                                                   INCEPTION
CLASS C                                        6-MONTH    1-YEAR   (12/3/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                       +7.94%   +31.37%    +25.07%
Average Annual Total Return(3)                   +6.94%   +30.37%    +10.51%
Value of $10,000 Investment(4)                 $10,694   $13,037    $12,507
Avg. Ann. Total Return (3/31/10)(5)                       +26.67%    +11.93%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.45%
      With Waiver                       1.43%

                                                                   INCEPTION
CLASS R                                        6-MONTH    1-YEAR   (12/3/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                       +8.03%   +31.62%    +25.34%
Average Annual Total Return(3)                   +8.03%   +31.62%    +10.62%
Value of $10,000 Investment(4)                 $10,803   $13,162    $12,534
Avg. Ann. Total Return (3/31/10)(5)                       +27.76%    +12.04%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.30%
      With Waiver                       1.28%

                                                                   INCEPTION
ADVISOR CLASS                                  6-MONTH    1-YEAR   (12/3/07)
-------------                                  -------   -------   ---------
Cumulative Total Return(2)                       +8.29%   +32.26%    +26.74%
Average Annual Total Return(3)                   +8.29%   +32.26%    +11.17%
Value of $10,000 Investment(4)                 $10,829   $13,226    $12,674
Avg. Ann. Total Return (3/31/10)(5)                       +28.37%    +12.60%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.80%
      With Waiver                       0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES AND OTHER EXPENSES, BUT EXCLUDING
RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.74% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 12/31/10.


                             Semiannual Report | 9

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND IS NONDIVERSIFIED, WHICH INVOLVES THE RISK OF GREATER PRICE FLUCTUATION THAN A MORE DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING       EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                             9/1/09     2/28/10    9/1/09-2/28/10
                                           ---------   ---------   --------------
CLASS A
Actual                                       $1,000    $1,081.50        $5.16
Hypothetical (5% return before expenses)     $1,000    $1,019.84        $5.01
CLASS C
Actual                                       $1,000    $1,079.40        $7.17
Hypothetical (5% return before expenses)     $1,000    $1,017.90        $6.95
CLASS R
Actual                                       $1,000    $1,080.30        $6.40
Hypothetical (5% return before expenses)     $1,000    $1,018.65        $6.21
ADVISOR CLASS
Actual                                       $1,000    $1,082.90        $3.82
Hypothetical (5% return before expenses)     $1,000    $1,021.12        $3.71

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.00%; C: 1.39%; R:
     1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL BOND FUND

                                                                                      YEAR ENDED
                                                                 PERIOD ENDED         AUGUST 31,
                                                              FEBRUARY 28, 2010   ------------------
CLASS A                                                          (UNAUDITED)        2009     2008(a)
-------                                                       -----------------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $ 10.52        $  9.93    $ 10.00
                                                                   -------        -------    -------
Income from investment operations(b):
   Net investment income(c) ...............................           0.19           0.45       0.29
   Net realized and unrealized gains (losses) .............           0.67           0.82      (0.04)
                                                                   -------        -------    -------
Total from investment operations ..........................           0.86           1.27       0.25
                                                                   -------        -------    -------
Less distributions from:
   Net investment income and net foreign currency gains ...          (0.21)         (0.68)     (0.32)
   Net realized gains .....................................          (0.04)            --(d)      --
                                                                   -------        -------    -------
Total distributions .......................................          (0.25)         (0.68)     (0.32)
                                                                   -------        -------    -------
Redemption fees(e) ........................................             --             --         --(d)
                                                                   -------        -------    -------
Net asset value, end of period ............................        $ 11.13        $ 10.52    $  9.93
                                                                   =======        =======    =======
Total return(f) ...........................................           8.15%         13.63%      2.48%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ......           1.36%          2.01%      2.89%
Expenses net of waiver and payments by affiliates .........           1.00%          1.02%      1.05%
Net investment income .....................................           3.56%          4.61%      3.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $39,131        $20,379    $13,777
Portfolio turnover rate ...................................           7.38%         74.81%     14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                      YEAR ENDED
                                                                 PERIOD ENDED         AUGUST 31,
                                                              FEBRUARY 28, 2010   -----------------
CLASS C                                                          (UNAUDITED)       2009     2008(a)
-------                                                       -----------------   ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $ 10.53        $ 9.94    $10.00
                                                                   -------        ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................           0.17          0.42      0.28
   Net realized and unrealized gains (losses) .............           0.67          0.81     (0.04)
                                                                   -------        ------    ------
Total from investment operations ..........................           0.84          1.23      0.24
                                                                   -------        ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...          (0.19)        (0.64)    (0.30)
   Net realized gains .....................................          (0.04)           --(d)     --
                                                                   -------        ------    ------
Total distributions .......................................          (0.23)        (0.64)    (0.30)
                                                                   -------        ------    ------
Redemption fees(e) ........................................             --            --        --(d)
                                                                   -------        ------    ------
Net asset value, end of period ............................        $ 11.14        $10.53    $ 9.94
                                                                   =======        ======    ======
Total return(f) ...........................................           7.94%        13.15%     2.41%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ......           1.75%         2.38%     3.23%
Expenses net of waiver and payments by affiliates .........           1.39%         1.39%     1.39%
Net investment income .....................................           3.17%         4.24%     3.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $12,051        $6,433    $2,041
Portfolio turnover rate ...................................           7.38%        74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                      YEAR ENDED
                                                                 PERIOD ENDED         AUGUST 31,
                                                              FEBRUARY 28, 2010   -----------------
CLASS R                                                          (UNAUDITED)       2009     2008(a)
-------                                                       -----------------   ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $10.52         $ 9.93    $10.00
                                                                   ------         ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................          0.18           0.44      0.29
   Net realized and unrealized gains (losses) .............          0.67           0.80     (0.05)
                                                                   ------         ------    ------
Total from investment operations ..........................          0.85           1.24      0.24
                                                                   ------         ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...         (0.20)         (0.65)    (0.31)
   Net realized gains .....................................         (0.04)            --(d)     --
                                                                   ------         ------    ------
Total distributions .......................................         (0.24)         (0.65)    (0.31)
                                                                   ------         ------    ------
Redemption fees(e) ........................................            --             --        --(d)
                                                                   ------         ------    ------
Net asset value, end of period ............................        $11.13         $10.52    $ 9.93
                                                                   ======         ======    ======
Total return(f) ...........................................          8.03%         13.34%     2.37%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ......          1.60%          2.23%     3.08%
Expenses net of waiver and payments by affiliates .........          1.24%          1.24%     1.24%
Net investment income .....................................          3.32%          4.39%     3.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $  293         $  284    $  203
Portfolio turnover rate ...................................          7.38%         74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                      YEAR ENDED
                                                                 PERIOD ENDED         AUGUST 31,
                                                              FEBRUARY 28, 2010   -----------------
ADVISOR CLASS                                                    (UNAUDITED)       2009     2008(a)
-------------                                                 -----------------   ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $ 10.53        $ 9.95    $10.00
                                                                   -------        ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................           0.21          0.50      0.34
   Net realized and unrealized gains (losses) .............           0.67          0.79     (0.06)
                                                                   -------        ------    ------
Total from investment operations ..........................           0.88          1.29      0.28
                                                                   -------        ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...          (0.23)        (0.71)    (0.33)
   Net realized gains .....................................          (0.04)           --(d)     --
                                                                   -------        ------    ------
Total distributions .......................................          (0.27)        (0.71)    (0.33)
                                                                   -------        ------    ------
Redemption fees(e) ........................................             --            --        --(d)
                                                                   -------        ------    ------
Net asset value, end of period ............................        $ 11.14        $10.53    $ 9.95
                                                                   =======        ======    ======
Total return(f) ...........................................           8.29%        13.82%     2.83%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ......           1.10%         1.73%     2.58%
Expenses net of waiver and payments by affiliates .........           0.74%         0.74%     0.74%
Net investment income .....................................           3.82%         4.89%     4.20%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $16,449        $4,159    $  160
Portfolio turnover rate ...................................           7.38%        74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

       TEMPLETON INTERNATIONAL BOND FUND                                                    PRINCIPAL AMOUNT(a)        VALUE
       ---------------------------------                                                    -------------------   ---------------
       BONDS 74.4%
       ARGENTINA 0.9%
(b, c) Government of Argentina, senior bond, FRN, 0.389%, 8/03/12 .......................       1,833,000         $       595,725
                                                                                                                  ---------------
       AUSTRALIA 9.9%
       Government of Australia, TB123, 5.75%, 4/15/12 ...................................       1,340,000   AUD         1,229,175
       New South Wales Treasury Corp.,
          6.00%, 5/01/12 ................................................................       2,520,000   AUD         2,309,359
          senior note, 5.50%, 3/01/17 ...................................................         296,000   AUD           263,462
       Queensland Treasury Corp.,
          11, 6.00%, 6/14/11 ............................................................       1,635,000   AUD         1,491,275
          13, 6.00%, 8/14/13 ............................................................       1,268,000   AUD         1,166,468
          17, 6.00%, 9/14/17 ............................................................         100,000   AUD            91,343
   (d)    144A, 7.125%, 9/18/17 .........................................................         230,000   NZD           171,872
                                                                                                                  ---------------
                                                                                                                        6,722,954
                                                                                                                  ---------------
       BRAZIL 4.7%
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 ...............................................................           1,665(e)BRL           897,335
          10.00%, 1/01/17 ...............................................................           1,750(e)BRL           852,593
   (f) Index Linked, 6.00%, 5/15/15 .....................................................           1,395(e)BRL         1,425,855
                                                                                                                  ---------------
                                                                                                                        3,175,783
                                                                                                                  ---------------
       CANADA 1.0%
       Province of Manitoba, 6.375%, 9/01/15 ............................................          20,000   NZD            14,470
       Province of Ontario, 6.25%, 6/16/15 ..............................................         901,000   NZD           650,577
                                                                                                                  ---------------
                                                                                                                          665,047
                                                                                                                  ---------------
       GERMANY 1.4%
       KfW Bankengruppe,
          4.66%, 1/05/12 ................................................................       4,000,000   NOK           704,863
          senior note, 6.375%, 2/17/15 ..................................................         130,000   NZD            94,940
       Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16 ......................       1,825,000   MXN           150,079
                                                                                                                  ---------------
                                                                                                                          949,882
                                                                                                                  ---------------
       HUNGARY 2.2%
       Government of Hungary,
          3.50%, 7/18/16 ................................................................          25,000   EUR            32,084
          4.375%, 7/04/17 ...............................................................         150,000   EUR           199,475
          5.75%, 6/11/18 ................................................................         395,000   EUR           556,292
          6.25%, 1/29/20 ................................................................         600,000                 616,497
          senior note, 3.875%, 2/24/20 ..................................................          55,000   EUR            67,943
                                                                                                                  ---------------
                                                                                                                        1,472,291
                                                                                                                  ---------------
       INDONESIA 6.0%
       Government of Indonesia,
          FR31, 11.00%, 11/15/20 ........................................................     418,000,000   IDR            48,244
          FR34, 12.80%, 6/15/21 .........................................................   8,451,000,000   IDR         1,081,216
          FR35, 12.90%, 6/15/22 .........................................................   1,670,000,000   IDR           213,664
          FR40, 11.00%, 9/15/25 .........................................................   1,060,000,000   IDR           118,360


                             Semiannual Report | 17

Templeton Income Trust

       TEMPLETON INTERNATIONAL BOND FUND                                                    PRINCIPAL AMOUNT(a)        VALUE
       ---------------------------------                                                    -------------------   ---------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR42, 10.25%, 7/15/27 .........................................................   5,447,000,000   IDR   $       569,360
          FR43, 10.25%, 7/15/22 .........................................................      95,000,000   IDR            10,235
          FR44, 10.00%, 9/15/24 .........................................................      63,000,000   IDR             6,543
          FR46, 9.50%, 7/15/23 ..........................................................   2,590,000,000   IDR           261,322
          FR47, 10.00%, 2/15/28 .........................................................   4,502,000,000   IDR           459,960
          FR49, 9.00%, 9/15/13 ..........................................................     340,000,000   IDR            37,348
          FR52, 10.50%, 8/15/30 .........................................................   7,100,000,000   IDR           745,937
   (d)    senior bond, 144A, 8.50%, 10/12/35 ............................................         100,000                 120,900
   (d)    senior bond, 144A, 7.75%, 1/17/38 .............................................         100,000                 111,857
   (d)    senior note, 144A, 11.625%, 3/04/19 ...........................................         210,000                 302,006
                                                                                                                  ---------------
                                                                                                                        4,086,952
                                                                                                                  ---------------
       ISRAEL 1.4%
       Government of Israel, 2680, 7.00%, 4/29/11 .......................................       3,435,000   ILS           959,879
                                                                                                                  ---------------
       LITHUANIA 2.3%
   (d) Government of Lithuania, 144A,
          6.75%, 1/15/15 ................................................................         870,000                 920,025
          7.375%, 2/11/20 ...............................................................         640,000                 664,800
                                                                                                                  ---------------
                                                                                                                        1,584,825
                                                                                                                  ---------------
       MALAYSIA 3.4%
       Government of Malaysia,
          3.644%, 8/25/10 ...............................................................          90,000   MYR            26,652
          3.756%, 4/28/11 ...............................................................       2,515,000   MYR           750,247
          3.833%, 9/28/11 ...............................................................       5,130,000   MYR         1,535,003
          3.814%, 2/15/17 ...............................................................          55,000   MYR            15,908
                                                                                                                  ---------------
                                                                                                                        2,327,810
                                                                                                                  ---------------
       MEXICO 3.2%
       Government of Mexico,
          MI10, 9.00%, 12/20/12 .........................................................             800(g)MXN             6,732
          MI10, 8.00%, 12/19/13 .........................................................           2,300(g)MXN            18,884
          M 10, 8.00%, 12/17/15 .........................................................          25,000(g)MXN           204,110
          M 20, 8.00%, 12/07/23 .........................................................          53,000(g)MXN           415,583
          M 20, 10.00%, 12/05/24 ........................................................          34,000(g)MXN           313,688
          M 20, 7.50%, 6/03/27 ..........................................................         117,000(g)MXN           864,999
          M 30, 10.00%, 11/20/36 ........................................................          40,000(g)MXN           370,991
                                                                                                                  ---------------
                                                                                                                        2,194,987
                                                                                                                  ---------------
       NORWAY 2.7%
       Government of Norway, 6.00%, 5/16/11 .............................................      10,470,000   NOK         1,854,281
                                                                                                                  ---------------
       POLAND 6.5%
       Government of Poland,
          4.25%, 5/24/11 ................................................................          90,000   PLN            31,184
          4.75%, 4/25/12 ................................................................       8,040,000   PLN         2,780,791


                             18 | Semiannual Report

Templeton Income Trust

       TEMPLETON INTERNATIONAL BOND FUND                                                    PRINCIPAL AMOUNT(a)        VALUE
       ---------------------------------                                                    -------------------   ---------------
       BONDS (CONTINUED)
       POLAND (CONTINUED)
       Government of Poland, (continued)
          5.00%, 10/24/13 ...............................................................          90,000   PLN   $        30,897
          5.75%, 4/25/14 ................................................................         690,000   PLN           242,594
          6.25%, 10/24/15 ...............................................................         305,000   PLN           109,315
          5.75%, 9/23/22 ................................................................       1,500,000   PLN           503,310
   (h)    0112, Strip, 1/25/12 ..........................................................         780,000   PLN           247,105
          senior note, 6.375%, 7/15/19 ..................................................         440,000                 478,266
                                                                                                                  ---------------
                                                                                                                        4,423,462
                                                                                                                  ---------------
       QATAR 0.3%
   (d) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ...........................         170,000                 189,338
                                                                                                                  ---------------
       RUSSIA 1.7%
       Government of Russia,
   (d)    144A, 7.50%, 3/31/30 ..........................................................         597,840                 679,356
   (i)    senior bond, Reg S, 7.50%, 3/31/30 ............................................         446,500                 507,380
                                                                                                                  ---------------
                                                                                                                        1,186,736
                                                                                                                  ---------------
       SOUTH AFRICA 1.4%
       Government of South Africa,
          5.25%, 5/16/13 ................................................................          50,000   EUR            71,992
          4.50%, 4/05/16 ................................................................         100,000   EUR           136,991
          6.875%, 5/27/19 ...............................................................         455,000                 508,463
          senior note, 6.50%, 6/02/14 ...................................................          25,000                  27,657
          senior note, 5.875%, 5/30/22 ..................................................         200,000                 200,875
                                                                                                                  ---------------
                                                                                                                          945,978
                                                                                                                  ---------------
       SOUTH KOREA 14.7%
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 .....................................................   5,255,170,000   KRW         4,528,898
          0475-1112, 4.75%, 12/10/11 ....................................................   1,305,600,000   KRW         1,143,782
          0475-1203, 4.75%, 3/10/12 .....................................................     340,000,000   KRW           297,784
          0500-1609, 5.00%, 9/10/16 .....................................................      16,000,000   KRW            13,907
          0525-1209, 5.25%, 9/10/12 .....................................................     816,000,000   KRW           721,783
          0525-1303, 5.25%, 3/10/13 .....................................................   2,524,750,000   KRW         2,240,694
          0550-1106, 5.50%, 6/10/11 .....................................................     585,930,000   KRW           518,316
          0575-1309, 5.75%, 9/10/13 .....................................................     220,000,000   KRW           198,172
          senior note, 7.125%, 4/16/19 ..................................................         260,000                 304,896
                                                                                                                  ---------------
                                                                                                                        9,968,232
                                                                                                                  ---------------
       SRI LANKA 1.1%
       Government of Sri Lanka, A,
          12.00%, 7/15/11 ...............................................................       2,240,000   LKR            20,063
          8.50%, 1/15/13 ................................................................      13,400,000   LKR           110,742
          13.50%, 2/01/13 ...............................................................      13,100,000   LKR           121,277
          11.25%, 7/15/14 ...............................................................      34,600,000   LKR           297,372
          11.00%, 8/01/15 ...............................................................      26,300,000   LKR           227,575
                                                                                                                  ---------------
                                                                                                                          777,029
                                                                                                                  ---------------


                             Semiannual Report | 19

Templeton Income Trust

       TEMPLETON INTERNATIONAL BOND FUND                                                    PRINCIPAL AMOUNT(a)        VALUE
       ---------------------------------                                                    -------------------   ---------------
       BONDS (CONTINUED)
   (j) SUPRANATIONAL 1.6%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ...................................         240,000         $       279,248
       European Investment Bank, senior note,
          5.375%, 7/16/12 ...............................................................       3,900,000   NOK           698,028
          1612/37, 6.50%, 9/10/14 .......................................................         110,000   NZD            80,822
                                                                                                                  ---------------
                                                                                                                        1,058,098
                                                                                                                  ---------------
       SWEDEN 4.7%
       Government of Sweden, 5.25%, 3/15/11 .............................................      21,585,000   SEK         3,180,976
                                                                                                                  ---------------
       UNITED ARAB EMIRATES 0.3%
   (d) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 .......................................         170,000                 191,695
                                                                                                                  ---------------
       VENEZUELA 2.2%
       Government of Venezuela,
          10.75%, 9/19/13 ...............................................................         305,000                 286,182
   (i)    senior bond, Reg S, 5.375%, 8/07/10 ...........................................         165,000                 163,781
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 .......................       1,240,000               1,075,700
                                                                                                                  ---------------
                                                                                                                        1,525,663
                                                                                                                  ---------------
       VIETNAM 0.8%
   (d) Government of Vietnam, 144A, 6.75%, 1/29/20 ......................................         535,000                 539,013
                                                                                                                  ---------------
       TOTAL BONDS (COST $48,033,052) ...................................................                              50,576,636
                                                                                                                  ---------------
       SHORT TERM INVESTMENTS 22.2%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.8%
       EGYPT 2.0%
   (h) Egypt Treasury Bill,
   (k)    8/03/10 - 12/21/10 ............................................................       2,400,000   EGP           412,857
          2/08/11 .......................................................................       5,825,000   EGP           961,990
                                                                                                                  ---------------
                                                                                                                        1,374,847
                                                                                                                  ---------------
       ISRAEL 2.6%
   (h) Israel Treasury Bill,
          10/06/10 ......................................................................       1,580,000   ILS           413,856
          1/05/11 .......................................................................       5,100,000   ILS         1,327,633
                                                                                                                  ---------------
                                                                                                                        1,741,489
                                                                                                                  ---------------
       MALAYSIA 0.2%
       Government of Malaysia, 3.869%, 4/13/10 ..........................................         490,000   MYR           144,338
                                                                                                                  ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $3,271,835) .................                               3,260,674
                                                                                                                  ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $51,304,887) ...................                              53,837,310
                                                                                                                  ---------------


                             20 | Semiannual Report

Templeton Income Trust

       TEMPLETON INTERNATIONAL BOND FUND                                                           SHARES              VALUE
       ---------------------------------                                                    -------------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $11,806,142) 17.4%
       UNITED STATES 17.4%
   (l) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ......................            11,806,142   $    11,806,142
                                                                                                                  ---------------
       TOTAL INVESTMENTS (COST $63,111,029) 96.6% .......................................                              65,643,452
       OTHER ASSETS, LESS LIABILITIES 3.4% ..............................................                               2,279,352
                                                                                                                  ---------------
       NET ASSETS 100.0% ................................................................                         $    67,922,804
                                                                                                                  ===============

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $3,890,862, representing 5.73% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g)  Principal amount is stated in 100 Mexican Peso Units.

(h)  The security is traded on a discount basis with no stated coupon rate.

(i) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $671,161, representing 0.99% of net assets.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(l) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At February 28, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                             CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -------------  -------------  ----------  ------------  ------------
Chilean Peso .........  MLCO          Sell     66,400,000     124,407       3/02/10    $       --    $  (2,159)
Chilean Peso .........  MLCO          Buy      66,400,000     126,909       3/02/10            --         (344)
Chilean Peso .........  MLCO          Sell      9,400,000      17,753       3/10/10            --         (173)
Chilean Peso .........  MLCO          Buy       9,400,000      17,375       3/10/10           550           --
Chilean Peso .........  DBAB          Buy      91,511,875     150,266       3/12/10        24,265           --
Indian Rupee .........  DBAB          Buy       5,455,800     204,261NZD    3/15/10            --      (24,238)
Chilean Peso .........  JPHQ          Buy      19,100,000      36,137       3/19/10           305           --
Mexican Peso .........  CITI          Sell        691,490      51,126       3/22/10            --       (2,832)
Australian Dollar ....  BZWS          Sell         32,950      22,411       3/24/10            --       (7,012)
Indian Rupee .........  DBAB          Buy       2,207,000      42,652       4/09/10         5,044           --
Indian Rupee .........  DBAB          Buy       4,732,000      91,387       4/12/10        10,850           --
Indian Rupee .........  JPHQ          Buy       3,179,000      60,935       4/13/10         7,741           --
Indian Rupee .........  JPHQ          Buy       3,120,000      60,926       4/15/10         6,464           --
Indian Rupee .........  DBAB          Buy       1,094,000      21,326       4/19/10         2,295           --
Indian Rupee .........  JPHQ          Buy       1,559,000      30,557       4/19/10         3,104           --
Malaysian Ringgit ....  JPHQ          Buy          57,051      15,759       4/19/10           964           --
Malaysian Ringgit ....  JPHQ          Buy         163,000      45,395       4/20/10         2,381           --


                             Semiannual Report | 21

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                             CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -------------  -------------  ----------  ------------  ------------
Chilean Peso .........  CITI          Buy     134,651,000     229,506       4/23/10    $   27,983    $      --
Chilean Peso .........  CITI          Buy     131,482,000     224,311       4/26/10        27,168           --
Indian Rupee .........  DBAB          Buy       2,216,000      42,762       4/26/10         5,052           --
Chilean Peso .........  CITI          Buy     104,344,000     177,682       4/27/10        21,904           --
Chilean Peso .........  JPHQ          Buy     103,971,000     177,683       4/27/10        21,191           --
Indian Rupee .........  JPHQ          Buy         316,000       6,106       4/27/10           711           --
Chilean Peso .........  UBSW          Buy      20,984,000      35,536       4/28/10         4,600           --
Chilean Peso .........  CITI          Buy     167,590,000     284,292       4/28/10        36,257           --
Indian Rupee .........  JPHQ          Buy       1,569,000      30,555       4/28/10         3,294           --
Peruvian Nuevo Sol ...  DBAB          Buy         178,448      57,536       4/29/10         5,081           --
Indian Rupee .........  JPHQ          Buy       1,570,000      30,545       4/30/10         3,321           --
Chilean Peso .........  DBAB          Buy      18,800,000      34,834       5/10/10         1,106           --
Peruvian Nuevo Sol ...  DBAB          Buy          70,000      23,404       5/10/10         1,155           --
Peruvian Nuevo Sol ...  DBAB          Buy         130,618      42,563       5/18/10         3,258           --
Indian Rupee .........  DBAB          Buy       3,003,000      61,187       6/01/10         3,440           --
New Zealand Dollar ...  DBAB          Buy         174,395     119,896       6/01/10         1,045           --
New Zealand Dollar ...  CITI          Buy          99,257      68,279       6/01/10           555           --
New Zealand Dollar ...  DBAB          Sell        174,395     121,813       6/01/10           872           --
New Zealand Dollar ...  UBSW          Sell        175,451     122,567       6/01/10           893           --
New Zealand Dollar ...  CITI          Sell         99,257      69,220       6/01/10           386           --
Indian Rupee .........  HSBC          Buy          89,000       1,835       6/02/10            80           --
New Zealand Dollar ...  DBAB          Buy          75,222      51,700       6/02/10           462           --
New Zealand Dollar ...  BZWS          Buy         145,433      99,931       6/02/10           917           --
New Zealand Dollar ...  DBAB          Sell         75,222      53,080       6/02/10           919           --
New Zealand Dollar ...  FBCO          Sell         24,823      17,501       6/02/10           287           --
New Zealand Dollar ...  BZWS          Sell        145,433     102,426       6/02/10         1,577           --
Indian Rupee .........  HSBC          Buy         441,000       9,188       6/03/10           302           --
Indian Rupee .........  HSBC          Buy       2,941,000      61,194       6/04/10         2,085           --
Poland Zloty .........  DBAB          Buy         259,000      56,934EUR    6/04/10        11,226           --
Indian Rupee .........  DBAB          Buy       1,470,000      30,587       6/07/10         1,035           --
Poland Zloty .........  DBAB          Buy         245,000      53,373EUR    6/07/10        11,258           --
Indian Rupee .........  DBAB          Buy         742,000      15,394       6/08/10           566           --
Indian Rupee .........  HSBC          Buy         590,000      12,228       6/08/10           463           --
Poland Zloty .........  CITI          Buy          98,000      21,278EUR    6/08/10         4,598           --
Mexican Peso .........  DBAB          Sell      1,448,433     103,841       6/09/10            --       (8,109)
New Zealand Dollar ...  BZWS          Sell        145,433     102,365       6/09/10         1,570           --
Indian Rupee .........  DBAB          Buy         599,000      12,312       6/10/10           570           --
Indian Rupee .........  HSBC          Buy         600,000      12,308       6/11/10           596           --
Indian Rupee .........  BZWS          Buy         895,000      18,454       6/11/10           794           --
Indian Rupee .........  DBAB          Buy       1,499,000      30,774       6/16/10         1,451           --
Indian Rupee .........  DBAB          Buy       1,365,000      27,688       6/21/10         1,647           --
Indian Rupee .........  JPHQ          Buy       1,388,000      28,154       6/22/10         1,672           --
Swedish Krona ........  CITI          Buy       4,902,115     447,000EUR    6/22/10        79,857           --
Indian Rupee .........  DBAB          Buy       2,100,000      42,224       6/24/10         2,896           --
Indian Rupee .........  HSBC          Buy       1,410,000      28,144       6/25/10         2,149           --
Swedish Krona ........  UBSW          Buy         962,000      86,489EUR    6/28/10        17,350           --
Swedish Krona ........  UBSW          Buy         699,000      63,081EUR    6/29/10        12,284           --
Chilean Peso .........  DBAB          Buy     226,696,000     430,000       7/02/10         3,971           --


                             22 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                             CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -------------  -------------  ----------  ------------  ------------
Indian Rupee .........  DBAB          Buy      21,061,400     430,000       7/06/10    $   22,134    $      --
Indian Rupee .........  DBAB          Buy       1,394,000      28,145       7/09/10         1,775           --
Indian Rupee .........  JPHQ          Buy       1,395,000      28,142       7/09/10         1,799           --
Malaysian Ringgit ....  DBAB          Buy         124,120      34,911       7/09/10         1,325           --
Indian Rupee .........  JPHQ          Buy         847,000      16,887       7/12/10         1,289           --
Indian Rupee .........  DBAB          Buy         704,000      14,066       7/12/10         1,041           --
Malaysian Ringgit ....  DBAB          Buy         157,210      44,063       7/12/10         1,827           --
Malaysian Ringgit ....  JPHQ          Buy          53,000      14,765       7/13/10           705           --
Malaysian Ringgit ....  DBAB          Buy       1,514,460     428,055       7/30/10        13,627           --
New Zealand Dollar ...  DBAB          Sell        291,211     187,394       7/30/10            --      (13,646)
South Korean Won .....  DBAB          Buy   1,081,200,000     869,132       7/30/10        58,955           --
New Zealand Dollar ...  DBAB          Sell        290,103     186,348       8/03/10            --      (13,866)
New Zealand Dollar ...  BZWS          Sell        113,563      72,908       8/03/10            --       (5,468)
New Zealand Dollar ...  DBAB          Sell        114,936      73,433       8/04/10            --       (5,884)
New Zealand Dollar ...  BZWS          Sell         57,220      36,735       8/04/10            --       (2,752)
New Zealand Dollar ...  HSBC          Sell        656,000     424,301       8/05/10            --      (28,366)
New Zealand Dollar ...  CITI          Sell        288,096     188,134       8/05/10            --      (10,664)
New Zealand Dollar ...  DBAB          Sell         85,464      55,705       8/05/10            --       (3,268)
New Zealand Dollar ...  CITI          Sell        112,825      73,733       8/06/10            --       (4,115)
New Zealand Dollar ...  FBCO          Sell         56,308      36,671       8/06/10            --       (2,181)
New Zealand Dollar ...  FBCO          Sell        235,056     154,549       8/09/10            --       (7,600)
New Zealand Dollar ...  CITI          Sell        111,326      73,192       8/09/10            --       (3,604)
New Zealand Dollar ...  DBAB          Sell        111,828      73,560       8/09/10            --       (3,582)
New Zealand Dollar ...  FBCO          Sell        110,249      73,220       8/11/10            --       (2,822)
New Zealand Dollar ...  DBAB          Sell        229,511     149,564       8/12/10            --       (8,724)
New Zealand Dollar ...  DBAB          Sell         58,000      37,648       8/13/10            --       (2,350)
New Zealand Dollar ...  DBAB          Sell         62,000      40,926       8/16/10            --       (1,820)
Brazilian Real .......  DBAB          Buy         109,000   5,293,803JPY    8/17/10            --       (1,557)
Japanese Yen .........  UBSW          Sell     15,167,000     159,895       8/17/10            --      (10,963)
New Israeli Shekel ...  CITI          Buy         414,000     109,252       8/17/10            --          (71)
Brazilian Real .......  DBAB          Buy          81,000   3,900,150JPY    8/18/10            --         (787)
Japanese Yen .........  JPHQ          Sell      7,537,000      79,951       8/18/10            --       (4,955)
Brazilian Real .......  DBAB          Buy         121,000   5,687,726JPY    8/19/10           369           --
Japanese Yen .........  HSBC          Sell      7,502,000      79,741       8/19/10            --       (4,771)
New Israeli Shekel ...  CITI          Buy         207,000      54,610       8/19/10            --          (22)
New Israeli Shekel ...  DBAB          Buy          41,000      10,801       8/19/10            11           --
New Israeli Shekel ...  CITI          Buy         207,000      54,459       8/19/10           129           --
Euro .................  UBSW          Sell        170,000     239,641       8/20/10         8,285           --
Japanese Yen .........  DBAB          Sell      7,530,000      79,735       8/20/10            --       (5,093)
Japanese Yen .........  BZWS          Sell      7,521,000      79,859       8/20/10            --       (4,867)
New Israeli Shekel ...  CITI          Buy         158,900      41,574       8/20/10           329           --
Euro .................  UBSW          Sell        170,000     240,458       8/23/10         9,105           --
Japanese Yen .........  CITI          Sell     15,026,000     159,711       8/23/10            --       (9,566)
Japanese Yen .........  FBCO          Sell     14,916,000     159,713       8/23/10            --       (8,325)
New Israeli Shekel ...  CITI          Buy         271,200      71,121       8/23/10           391          --
Japanese Yen .........  JPHQ          Sell     14,994,000     159,710       8/24/10            --       (9,207)
Japanese Yen .........  BZWS          Sell     14,944,000     159,709       8/24/10            --       (8,645)
New Zealand Dollar ...  FBCO          Sell        101,146      66,694       8/24/10            --       (3,000)


                             Semiannual Report | 23

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                             CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -------------  -------------  ----------  ------------  ------------
Japanese Yen .........  DBAB          Sell      7,432,000      79,854       8/25/10    $       --    $  (3,873)
New Zealand Dollar ...  DBAB          Sell        101,000      67,519       8/27/10            --       (2,057)
Swedish Krona ........  DBAB          Buy      11,117,000   1,096,351EUR    8/30/10        68,914           --
Brazilian Real .......  DBAB          Buy          81,000   3,784,563JPY    8/31/10           379           --
Japanese Yen .........  JPHQ          Sell      7,449,000      79,856       9/01/10            --       (4,070)
Brazilian Real .......  DBAB          Buy         121,000   5,594,677JPY    9/02/10         1,196           --
Japanese Yen .........  HSBC          Sell      7,370,000      79,846       9/02/10            --       (3,191)
Euro .................  BZWS          Sell        170,000     242,148       9/07/10        10,808           --
Japanese Yen .........  HSBC          Sell     11,101,000     119,780       9/09/10            --       (5,303)
Japanese Yen .........  HSBC          Sell     11,063,000     119,781       9/10/10            --       (4,875)
Japanese Yen .........  DBAB          Sell     12,835,000     139,821       9/10/10            --       (4,802)
Japanese Yen .........  UBSW          Sell     10,661,000     116,509       9/13/10            --       (3,622)
Brazilian Real .......  DBAB          Buy         182,000   8,486,168JPY    9/15/10           680           --
Japanese Yen .........  UBSW          Sell     12,634,000     139,817       9/15/10            --       (2,550)
Japanese Yen .........  HSBC          Sell      8,482,000      93,207       9/15/10            --       (2,373)
Japanese Yen .........  BZWS          Sell      8,389,000      93,216       9/15/10            --       (1,315)
Japanese Yen .........  HSBC          Sell     12,582,000     139,816       9/16/10            --       (1,967)
Japanese Yen .........  DBAB          Sell      4,218,000      46,608       9/16/10            --         (923)
Euro .................  BZWS          Sell         19,300      28,416       9/20/10         2,154           --
Japanese Yen .........  JPHQ          Sell      8,436,000      93,215       9/21/10            --       (1,852)
Japanese Yen .........  HSBC          Sell      4,182,000      46,601       9/21/10            --         (527)
Euro .................  UBSW          Sell        125,681     184,277       9/23/10        13,257           --
Euro .................  JPHQ          Sell         55,232      81,777       9/24/10         6,620           --
Indian Rupee .........  HSBC          Buy       3,936,000      79,894       9/24/10         4,127           --
Indian Rupee .........  DBAB          Buy       7,870,000     159,797       9/24/10         8,204           --
Japanese Yen .........  JPHQ          Sell     10,532,000     116,382       9/24/10            --       (2,310)
Swedish Krona ........  UBSW          Buy       1,881,000     186,876EUR    9/24/10         9,765           --
Indian Rupee .........  JPHQ          Buy       3,908,000      79,886       9/27/10         3,521           --
Indian Rupee .........  DBAB          Buy       9,760,000     199,742       9/27/10         8,561           --
Japanese Yen .........  JPHQ          Sell      1,047,000      11,635       9/27/10            --         (165)
Malaysian Ringgit ....  JPHQ          Buy         404,752     116,509       9/27/10         1,201           --
Swedish Krona ........  UBSW          Buy       1,879,000     186,855EUR    9/27/10         9,509           --
Japanese Yen .........  JPHQ          Sell      2,502,000      27,803       9/28/10            --         (395)
Swedish Krona ........  DBAB          Buy         929,000      92,161EUR    9/28/10         5,004           --
Indian Rupee .........  DBAB          Buy       7,850,000     159,780       9/29/10         7,736           --
Indian Rupee .........  JPHQ          Buy       9,008,000     183,755       9/29/10         8,472           --
Japanese Yen .........  JPHQ          Sell      4,170,000      46,338       9/29/10            --         (659)
Euro .................  DBAB          Sell        780,000   1,141,085      10/04/10        79,747           --
Euro .................  UBSW          Sell        430,000     628,402      10/04/10        43,305           --
Philippine Peso ......  DBAB          Buy       7,621,000     157,961      10/04/10         3,482           --
Philippine Peso ......  HSBC          Buy       6,113,000     126,367      10/04/10         3,131           --
Philippine Peso ......  HSBC          Buy       9,114,000     189,556      10/05/10         3,498           --
Philippine Peso ......  DBAB          Buy       9,112,000     189,561      10/05/10         3,451           --
Euro .................  UBSW          Sell        195,000     283,277      10/06/10        17,944           --
Philippine Peso ......  JPHQ          Buy       2,407,000      50,546      10/06/10           435           --
Philippine Peso ......  DBAB          Buy       7,480,000     157,966      10/07/10           449           --
Euro .................  UBSW          Sell        193,000     283,469      10/08/10        20,859           --
Philippine Peso ......  JPHQ          Buy       2,986,000      63,181      10/08/10            53           --


                             24 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                            CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE   QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -----------  -------------  ----------  ------------  ------------
Philippine Peso ......  CITI          Buy     2,994,000      63,186      10/08/10    $      217    $      --
Philippine Peso ......  DBAB          Buy     5,986,000     126,383      10/08/10           381           --
Philippine Peso ......  HSBC          Buy     5,997,000     126,376      10/08/10           620           --
Malaysian Ringgit ....  DBAB          Buy       157,442      45,683      10/12/10            72           --
Philippine Peso ......  DBAB          Buy     1,782,000      37,907      10/12/10            --         (183)
Malaysian Ringgit ....  DBAB          Buy        67,946      20,006      10/13/10            --         (261)
Philippine Peso ......  JPHQ          Buy    10,386,000     221,584      10/13/10            --       (1,737)
Philippine Peso ......  HSBC          Buy     2,972,000      63,194      10/13/10            --         (283)
Chinese Yuan .........  HSBC          Buy       472,423      47,974EUR   10/15/10         4,035           --
Philippine Peso ......  JPHQ          Buy       644,000      13,731      10/15/10            --         (102)
Chinese Yuan .........  HSBC          Buy       474,727      48,062EUR   10/18/10         4,262           --
Philippine Peso ......  JPHQ          Buy     2,137,000      45,740      10/18/10            --         (524)
Chinese Yuan .........  HSBC          Buy       636,308      64,236EUR   10/19/10         5,966           --
Philippine Peso ......  DBAB          Buy     1,077,000      22,876      10/19/10            --          (90)
Chinese Yuan .........  HSBC          Buy       393,000      59,559      10/21/10            --       (1,890)
Philippine Peso ......  DBAB          Buy     4,305,000      91,498      10/21/10            --         (434)
Philippine Peso ......  JPHQ          Buy     2,161,000      45,735      10/21/10            --          (23)
Chinese Yuan .........  HSBC          Buy       568,068      86,283      10/25/10            --       (2,913)
Philippine Peso ......  HSBC          Buy     6,664,000     139,853      10/25/10         1,064           --
Philippine Peso ......  DBAB          Buy     4,438,000      93,235      10/25/10           610           --
Philippine Peso ......  JPHQ          Buy     2,220,000      46,609      10/25/10           335           --
Chinese Yuan .........  HSBC          Buy       968,175     146,644      10/26/10            --       (4,550)
Euro .................  BZWS          Sell      152,000     227,407      10/26/10        20,599           --
Euro .................  DBAB          Sell      306,000     451,962      10/26/10        35,624           --
Indian Rupee .........  HSBC          Buy     5,734,000     120,614      10/26/10         1,518           --
Indian Rupee .........  DBAB          Buy    17,184,000     361,860      10/26/10         4,154           --
Philippine Peso ......  HSBC          Buy     5,763,000     121,216      10/26/10           637           --
Chinese Yuan .........  HSBC          Buy       578,604      87,462      10/27/10            --       (2,540)
Euro .................  UBSW          Sell      289,000     432,792      10/27/10        39,586           --
Indian Rupee .........  HSBC          Buy     8,542,000     180,929      10/27/10         1,001           --
Philippine Peso ......  DBAB          Buy     1,781,000      37,291      10/28/10           361           --
Euro .................  DBAB          Sell       39,000      57,607      11/02/10         4,546           --
Euro .................  DBAB          Sell      148,000     217,590      11/03/10        16,230           --
Euro .................  DBAB          Sell      113,000     165,686      11/05/10        11,946           --
Japanese Yen .........  CITI          Sell   34,542,911     381,764      11/08/10            --       (7,728)
Japanese Yen .........  BZWS          Sell   33,933,000     378,896      11/10/10            --       (3,728)
Japanese Yen .........  BZWS          Sell   44,512,000     496,758      11/12/10            --       (5,165)
Japanese Yen .........  UBSW          Sell   34,402,400     384,260      11/12/10            --       (3,666)
Japanese Yen .........  DBAB          Sell   23,793,000     265,621      11/15/10            --       (2,681)
Japanese Yen .........  JPHQ          Sell   11,881,000     132,808      11/16/10            --       (1,170)
Japanese Yen .........  BZWS          Sell    5,730,000      63,777      11/16/10            --         (839)
Japanese Yen .........  BZWS          Sell   23,724,000     265,628      11/17/10            --       (1,903)
Japanese Yen .........  HSBC          Sell    6,209,000      69,066      11/17/10            --         (951)
Japanese Yen .........  UBSW          Sell    9,491,000     106,247      11/17/10            --         (782)
Chinese Yuan .........  JPHQ          Buy    17,500,000   2,654,532      11/18/10            --      (84,187)
Euro .................  DBAB          Sell       59,619      88,593      11/18/10         7,484           --
Euro .................  UBSW          Sell      151,344     226,077      11/18/10        20,179           --
Japanese Yen .........  BZWS          Sell   33,082,000     371,870      11/18/10            --       (1,193)


                             Semiannual Report | 25

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                            CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE   QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -----------  -------------  ----------  ------------  ------------
Malaysian Ringgit ....  JPHQ          Buy     8,405,000   2,500,000      11/18/10$           --    $ (61,609)
Malaysian Ringgit ....  DBAB          Buy     3,100,000     920,428      11/18/10            --      (21,080)
Euro .................  DBAB          Sell       21,877      32,782      11/29/10         3,021           --
Japanese Yen .........  BOFA          Sell   25,656,000     289,530      11/29/10           159           --
Japanese Yen .........  BZWS          Sell   37,381,000     424,998      11/29/10         3,381           --
Japanese Yen .........  CITI          Sell    9,278,000     106,247      11/29/10         1,601           --
Norwegian Krone ......  UBSW          Buy     2,184,000     255,430EUR   11/29/10        16,845           --
Swedish Krona ........  BZWS          Buy       446,080      43,127EUR   11/30/10         3,916           --
Japanese Yen .........  DBAB          Sell   23,005,000     265,625      12/01/10         6,144           --
Norwegian Krone ......  UBSW          Buy       710,000      82,319EUR   12/01/10         6,443           --
Mexican Peso .........  CITI          Sell      884,000      65,091      12/02/10            --       (1,666)
Chilean Peso .........  DBAB          Buy    19,120,000      38,568      12/06/10            --       (1,864)
Chilean Peso .........  MLCO          Buy    14,530,000      29,354      12/06/10            --       (1,461)
Chinese Yuan .........  HSBC          Buy       210,000      31,708      12/06/10            --         (836)
Chinese Yuan .........  HSBC          Buy       265,000      26,629EUR   12/06/10         2,732           --
Malaysian Ringgit ....  JPHQ          Buy       315,576      93,063      12/06/10            --       (1,576)
Chilean Peso .........  MLCO          Buy    21,860,000      44,073      12/07/10            --       (2,108)
Euro .................  UBSW          Sell        4,392       6,607      12/07/10           633           --
Chinese Yuan .........  JPHQ          Buy       157,553      23,692      12/13/10            --         (521)
Chinese Yuan .........  HSBC          Buy       316,001      47,526      12/14/10            --       (1,050)
Chinese Yuan .........  HSBC          Buy       317,225      47,735      12/15/10            --       (1,076)
Malaysian Ringgit ....  JPHQ          Buy       187,321      54,917      12/16/10            --         (632)
Malaysian Ringgit ....  JPHQ          Buy        66,286      19,439      12/17/10            --         (230)
Malaysian Ringgit ....  JPHQ          Buy        79,321      23,159      12/21/10            --         (177)
Malaysian Ringgit ....  HSBC          Buy        51,503      14,974      12/23/10            --          (52)
Japanese Yen .........  CITI          Sell   18,818,061     206,111      12/28/10            --       (6,257)
Japanese Yen .........  JPHQ          Sell   18,778,488     206,111      12/28/10            --       (5,810)
Japanese Yen .........  BZWS          Sell   18,748,705     206,111      12/28/10            --       (5,474)
Malaysian Ringgit ....  HSBC          Buy        58,271      16,918      12/28/10            --          (38)
Chilean Peso .........  DBAB          Buy   276,100,000     550,000       1/04/11            --      (19,534)
Euro .................  DBAB          Sell      196,400     282,934       1/04/11        15,760           --
Indian Rupee .........  JPHQ          Buy    52,272,000   1,100,000       1/04/11         8,091           --
Norwegian Krone ......  DBAB          Buy    19,050,000   2,250,443EUR    1/04/11       111,004           --
Philippine Peso ......  JPHQ          Buy    51,942,000   1,100,000       1/04/11            --       (7,657)
Poland Zloty .........  DBAB          Buy     6,320,000   1,501,188EUR    1/04/11        87,851           --
Swedish Krona ........  DBAB          Buy    15,800,000   1,536,068EUR    1/04/11       126,314           --
Chilean Peso .........  MLCO          Buy    46,917,000      94,686       1/07/11            --       (4,537)
Chilean Peso .........  DBAB          Buy    27,470,000      55,094       1/07/11            --       (2,312)
Japanese Yen .........  BZWS          Sell   15,680,000     172,095       1/07/11            --       (4,894)
Japanese Yen .........  CITI          Sell    7,840,000      86,039       1/07/11            --       (2,456)
Japanese Yen .........  UBSW          Sell    7,840,000      86,055       1/07/11            --       (2,440)
Malaysian Ringgit ....  DBAB          Buy       157,442      46,429       1/07/11            --         (840)
Chilean Peso .........  DBAB          Buy    38,600,000      78,808       1/10/11            --       (4,633)
Euro .................  DBAB          Sell       86,000     122,921       1/11/11         5,931           --
Euro .................  UBSW          Sell       80,000     114,388       1/11/11         5,561           --
Japanese Yen .........  HSBC          Sell    7,870,000      86,011       1/11/11            --       (2,829)
Japanese Yen .........  DBAB          Sell    7,860,000      85,993       1/11/11            --       (2,734)
Euro .................  CITI          Sell       32,570      47,148       1/13/11         2,841           --


                             26 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                            CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE   QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -----------  -------------  ----------  ------------  ------------
Euro .................  UBSW          Sell       75,162     109,074       1/13/11    $    6,828    $      --
Euro .................  JPHQ          Sell       22,549      32,640       1/13/11         1,966           --
Japanese Yen .........  HSBC          Sell   20,830,000     227,114       1/13/11            --       (8,033)
Philippine Peso ......  JPHQ          Buy    19,456,000     418,348       1/13/11            --       (9,451)
Euro .................  BZWS          Sell       40,087      58,166       1/14/11         3,635           --
Japanese Yen .........  BZWS          Sell   20,680,000     227,187       1/14/11            --       (6,272)
Japanese Yen .........  UBSW          Sell   16,450,000     181,757       1/14/11            --       (3,948)
Philippine Peso ......  HSBC          Buy     3,120,000      66,709       1/14/11            --       (1,143)
Euro .................  DBAB          Sell      105,000     151,890       1/18/11         9,056           --
Philippine Peso ......  HSBC          Buy     2,981,000      63,859       1/18/11            --       (1,231)
Philippine Peso ......  DBAB          Buy     1,700,000      36,520       1/18/11            --         (805)
Euro .................  BZWS          Sell       32,570      46,717       1/19/11         2,411           --
Euro .................  CITI          Sell       48,798      70,080       1/19/11         3,699           --
Philippine Peso ......  JPHQ          Buy     4,246,000      91,106       1/19/11            --       (1,909)
Philippine Peso ......  DBAB          Buy     1,064,000      22,769       1/19/11            --         (417)
Euro .................  UBSW          Sell       57,624      81,077       1/25/11         2,690           --
Euro .................  DBAB          Sell       81,000     113,599       1/25/11         3,414           --
Brazilian Real .......  DBAB          Buy       448,000  20,401,337JPY    1/26/11            --         (524)
Japanese Yen .........  BZWS          Sell   37,960,000     422,659       1/26/11            --       (5,976)
Japanese Yen .........  UBSW          Sell   33,200,000     369,702       1/26/11            --       (5,184)
Japanese Yen .........  DBAB          Sell    9,460,000     105,616       1/26/11            --       (1,204)
Brazilian Real .......  HSBC          Buy       167,000   7,629,855JPY    1/27/11            --         (497)
Euro .................  CITI          Sell      111,900     157,975       1/27/11         5,757           --
Japanese Yen .........  HSBC          Sell   32,643,000     363,455       1/27/11            --       (5,149)
Chilean Peso .........  JPHQ          Buy    81,300,000     160,368       1/28/11            --       (4,057)
Euro .................  BZWS          Sell      370,000     520,105       1/28/11        16,793           --
New Zealand Dollar ...  DBAB          Sell      667,187     457,849       1/28/11         4,619           --
New Zealand Dollar ...  UBSW          Sell      117,412      80,295       1/28/11           535           --
Norwegian Krone ......  UBSW          Buy     3,808,000     454,676EUR    1/28/11        14,912           --
Swedish Krona ........  UBSW          Buy     4,650,000     454,692EUR    1/28/11        33,451           --
Chilean Peso .........  JPHQ          Buy   117,000,000     227,419       1/31/11            --       (2,450)
Chilean Peso .........  DBAB          Buy   118,000,000     228,218       1/31/11            --       (1,326)
Euro .................  UBSW          Sell       86,000     120,426       1/31/11         3,440           --
Euro .................  BZWS          Sell       90,000     126,135       1/31/11         3,708           --
Euro .................  DBAB          Sell      516,000     723,148       1/31/11        21,234           --
Chilean Peso .........  DBAB          Buy    68,600,000     132,165       2/02/11            --         (252)
Chilean Peso .........  MLCO          Buy    33,000,000      63,632       2/02/11            --         (175)
Chilean Peso .........  MLCO          Buy    33,200,000      63,516       2/02/11           325           --
Brazilian Real .......  HSBC          Buy     1,289,100     644,080       2/03/11        16,107           --
Chilean Peso .........  DBAB          Buy    33,200,000      63,425       2/03/11           418           --
Brazilian Real .......  DBAB          Buy     1,263,424     640,000       2/04/11         6,893           --
Euro .................  DBAB          Sell      462,000     643,705       2/04/11        15,251           --
New Zealand Dollar ...  DBAB          Sell      186,524     127,918       2/04/11         1,293           --
Chilean Peso .........  DBAB          Buy    27,740,000      52,182       2/07/11         1,168           --
Australian Dollar ....  UBSW          Buy       392,548     327,000       2/08/11        10,767           --
Australian Dollar ....  MSCO          Buy       392,656     327,000       2/08/11        10,860           --
Chilean Peso .........  BZWS          Buy    31,600,000      58,297       2/08/11         2,478           --
Chilean Peso .........  JPHQ          Buy    31,400,000      58,309       2/08/11         2,081           --


                             Semiannual Report | 27

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                            CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE   QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -----------  -------------  ----------  ------------  ------------
Chilean Peso .........  DBAB          Buy    47,200,000      87,570       2/08/11    $    3,209    $      --
Euro .................  CITI          Sell      203,000     278,586       2/08/11         2,449           --
Euro .................  UBSW          Sell      152,000     208,673       2/08/11         1,910           --
Norwegian Krone ......  UBSW          Buy       892,800     107,136EUR    2/08/11         2,690           --
Australian Dollar ....  CITI          Buy       124,000   9,177,612JPY    2/09/11         3,023           --
Australian Dollar ....  BZWS          Buy       124,000   9,154,920JPY    2/09/11         3,280           --
Australian Dollar ....  DBAB          Buy       124,000   9,196,336JPY    2/09/11         2,812           --
Chilean Peso .........  BZWS          Buy    65,200,000     121,472       2/09/11         3,929           --
Chilean Peso .........  MLCO          Buy    32,900,000      61,353       2/09/11         1,924           --
Euro .................  BZWS          Sell      203,000     277,029       2/09/11           892           --
Euro .................  HSBC          Sell      152,000     207,875       2/09/11         1,113           --
Euro .................  DBAB          Sell      114,000     155,724       2/09/11           652           --
Norwegian Krone ......  UBSW          Buy     1,247,800     149,985EUR    2/09/11         3,413           --
Norwegian Krone ......  DBAB          Buy     1,783,000     214,285EUR    2/09/11         4,918           --
Chilean Peso .........  MLCO          Buy    18,700,000      34,807       2/10/11         1,160           --
Chilean Peso .........  DBAB          Buy    18,700,000      34,807       2/10/11         1,160           --
Euro .................  DBAB          Sell       51,000      69,732       2/10/11           358           --
Euro .................  BZWS          Sell      290,000     396,077       2/10/11         1,597           --
Japanese Yen .........  MSCO          Sell   49,397,000     555,255       2/10/11            --       (2,688)
South Korean Won .....  HSBC          Buy   206,000,000  15,498,043JPY    2/10/11           883           --
Chilean Peso .........  BZWS          Buy    18,700,000      34,870       2/11/11         1,098           --
Euro .................  UBSW          Sell      327,000     448,612       2/11/11         3,802           --
Chilean Peso .........  DBAB          Buy    18,500,000      34,873       2/14/11           714           --
Euro .................  DBAB          Sell      118,000     161,772       2/14/11         1,260           --
Malaysian Ringgit ....  DBAB          Buy       272,835      79,025       2/14/11            --         (134)
New Zealand Dollar ...  HSBC          Sell       20,321      13,674       2/14/11            --         (108)
South Korean Won .....  HSBC          Buy   121,000,000     103,676       2/14/11            --         (371)
South Korean Won .....  DBAB          Buy    61,000,000   4,634,554JPY    2/14/11            --         (273)
South Korean Won .....  JPHQ          Buy    71,000,000   5,378,787JPY    2/14/11            --         (142)
Chilean Peso .........  MSCO          Buy    36,800,000      69,572       2/16/11         1,221           --
Euro .................  UBSW          Sell      194,000     263,821       2/16/11            --          (71)
Euro .................  JPHQ          Sell      194,000     263,956       2/16/11            65           --
South Korean Won .....  JPHQ          Buy    41,000,000   3,138,635JPY    2/16/11            --         (457)
Malaysian Ringgit ....  HSBC          Buy        69,000      20,057       2/17/11            --         (108)
Chilean Peso .........  JPHQ          Buy    18,900,000      36,069       2/18/11           292           --
Chilean Peso .........  DBAB          Buy     9,500,000      18,164       2/18/11           112           --
Euro .................  UBSW          Sell      198,000     272,014       2/18/11         2,683           --
Euro .................  DBAB          Sell      198,000     272,040       2/18/11         2,708           --
Chilean Peso .........  DBAB          Buy    18,900,000      36,176       2/22/11           189           --
Chilean Peso .........  MSCO          Buy    99,000,000     188,707       2/22/11         1,774           --
Chilean Peso .........  JPHQ          Buy    32,200,000      61,550       2/22/11           404           --
Japanese Yen .........  JPHQ          Sell   32,100,000     356,746       2/22/11            --       (5,912)
Japanese Yen .........  HSBK          Sell   32,060,000     356,567       2/22/11            --       (5,639)
Chilean Peso .........  MLCO          Buy    19,100,000      36,212       2/23/11           539           --
Chilean Peso .........  MSCO          Buy    18,900,000      36,089       2/24/11           277           --
Chilean Peso .........  DBAB          Buy    28,400,000      54,323       2/25/11           326           --
Chilean Peso .........  MSCO          Buy    40,460,000      77,382       2/25/11           472           --
Malaysian Ringgit ....  JPHQ          Buy       900,000     263,605       2/25/11            --       (3,471)


                             28 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                            CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE   QUANTITY      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -----------  -------------  ----------  ------------  ------------
Chilean Peso .........  JPHQ          Buy    18,000,000      34,221       2/28/11    $      419    $      --
Chilean Peso .........  MLCO          Buy     9,400,000      17,929       3/01/11           161           --
Chilean Peso .........  MSCO          Buy    22,000,000      41,945       3/01/11           394           --
Japanese Yen .........  JPHQ          Sell   33,100,000     370,462       3/01/11            --       (3,545)
Japanese Yen .........  HSBK          Sell   33,100,000     370,673       3/01/11            --       (3,334)
Japanese Yen .........  UBSW          Sell   36,900,000     414,802       3/01/11            --       (2,142)
Chilean Peso .........  DBAB          Buy     5,500,000      10,526       3/02/11            88           --
                                                                                     ----------    ---------
   Unrealized appreciation (depreciation) ........................................    1,721,189     (670,541)
                                                                                     ----------    ---------
      Net unrealized appreciation (depreciation) .................................   $1,050,648
                                                                                     ==========

At February 28, 2010, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

              PAY/RECEIVE
                FLOATING   FIXED                                NOTIONAL     EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY      RATE      RATE        FLOATING RATE           AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
------------  -----------  -----  -------------------------  --------------  ----------  ------------  ------------
CITI .......  Pay          8.00%  MXN Interbank Equilibrium
                                     Interest Rate              600,000 MXN    1/18/19      $   503         $--
CITI .......  Pay          8.07%  MXN Interbank Equilibrium
                                     Interest Rate            3,010,000 MXN    1/22/19        4,100          --
CITI .......  Pay          8.28%  MXN Interbank Equilibrium
                                     Interest Rate           13,250,000 MXN    9/09/19       28,400          --
                                                                                            -------         ---
   Unrealized appreciation (depreciation) .............................................      33,003          --
                                                                                            -------         ---
     Net unrealized appreciation (depreciation) .......................................     $33,003
                                                                                            =======

(a)  In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 45.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

                                                                 TEMPLETON
                                                               INTERNATIONAL
                                                                 BOND FUND
                                                               -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................    $51,304,887
      Cost - Sweep Money Fund (Note 7) .....................     11,806,142
                                                                -----------
      Total cost of investments ............................    $63,111,029
                                                                ===========
      Value - Unaffiliated issuers .........................    $53,837,310
      Value - Sweep Money Fund (Note 7) ....................     11,806,142
                                                                -----------
      Total value of investments ...........................     65,643,452
   Cash ....................................................          8,910
   Foreign currency, at value (cost $38,185) ...............         35,966
   Receivables:
      Capital shares sold ..................................        396,936
      Interest .............................................      1,046,684
   Unrealized appreciation on forward exchange contracts ...      1,721,189
   Unrealized appreciation on swap contracts ...............         33,003
   Other assets ............................................            154
                                                                -----------
         Total assets ......................................     68,886,294
                                                                -----------
Liabilities:
   Payables:
      Investment securities purchased ......................         55,373
      Capital shares redeemed ..............................        193,990
      Affiliates ...........................................         39,318
   Unrealized depreciation on forward exchange contracts ...        670,541
   Accrued expenses and other liabilities ..................          4,268
                                                                -----------
         Total liabilities .................................        963,490
                                                                -----------
            Net assets, at value ...........................    $67,922,804
                                                                ===========
Net assets consist of:
   Paid-in capital .........................................    $64,553,242
   Undistributed net investment income .....................        275,333
   Net unrealized appreciation (depreciation) ..............      3,602,001
   Accumulated net realized gain (loss) ....................       (507,772)
                                                                -----------
            Net assets, at value ...........................    $67,922,804
                                                                ===========

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010 (unaudited)

                                                                                TEMPLETON
                                                                              INTERNATIONAL
                                                                                BOND FUND
                                                                              -------------
CLASS A:
   Net assets, at value ...................................................    $39,130,512
                                                                               -----------
   Shares outstanding .....................................................      3,517,144
                                                                               -----------
   Net asset value per share(a) ...........................................    $     11.13
                                                                               -----------
   Maximum offering price per share (net asset value per share / 95.75%) ..    $     11.62
                                                                               -----------
CLASS C:
   Net assets, at value ...................................................    $12,050,964
                                                                               -----------
   Shares outstanding .....................................................      1,082,082
                                                                               -----------
   Net asset value and maximum offering price per share(a) ................    $     11.14
                                                                               -----------
CLASS R:
   Net assets, at value ...................................................    $   292,718
                                                                               -----------
   Shares outstanding .....................................................         26,299
                                                                               -----------
   Net asset value and maximum offering price per share ...................    $     11.13
                                                                               -----------
ADVISOR CLASS:
   Net assets, at value ...................................................    $16,448,610
                                                                               -----------
   Shares outstanding .....................................................      1,477,039
                                                                               -----------
   Net asset value and maximum offering price per share ...................    $     11.14
                                                                               -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Templeton Income Trust

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

                                                                           TEMPLETON
                                                                         INTERNATIONAL
                                                                           BOND FUND
                                                                         -------------
Investment income:
      Interest .......................................................    $1,152,643
                                                                          ----------
Expenses:
   Management fees (Note 3a) .........................................       116,551
   Administrative fees (Note 3b) .....................................        50,326
   Distribution fees: (Note 3c)
      Class A ........................................................        39,730
      Class C ........................................................        29,681
      Class R ........................................................           713
   Transfer agent fees (Note 3e) .....................................        16,329
   Custodian fees (Note 4) ...........................................         6,012
   Reports to shareholders ...........................................        13,742
   Registration and filing fees ......................................        35,592
   Professional fees .................................................        31,330
   Trustees' fees and expenses .......................................         1,684
   Other .............................................................         5,257
                                                                          ----------
         Total expenses ..............................................       346,947
         Expense reductions ..........................................           (60)
         Expenses waived/paid by affiliates (Note 3f) ................       (90,541)
                                                                          ----------
            Net expenses .............................................       256,346
                                                                          ----------
               Net investment income .................................       896,297
                                                                          ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................       279,834
      Foreign currency transactions ..................................       (48,272)
      Swap contracts .................................................        19,934
                                                                          ----------
               Net realized gain (loss) ..............................       251,496
                                                                          ----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................     1,348,960
      Translation of other assets and liabilities denominated in
         foreign currencies ..........................................     1,046,380
                                                                          ----------
               Net change in unrealized appreciation (depreciation) ..     2,395,340
                                                                          ----------
Net realized and unrealized gain (loss) ..............................     2,646,836
                                                                          ----------
Net increase (decrease) in net assets resulting from operations ......    $3,543,133
                                                                          ==========

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    TEMPLETON INTERNATIONAL BOND FUND
                                                                                   -----------------------------------
                                                                                    SIX MONTHS ENDED
                                                                                   FEBRUARY 28, 2010      YEAR ENDED
                                                                                      (UNAUDITED)      AUGUST 31, 2009
                                                                                   -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................      $   896,297        $   877,395
      Net realized gain (loss) from investments, foreign currency
         transactions, and swap contracts ......................................          251,496            109,546
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ............................................................        2,395,340          1,463,087
                                                                                      -----------        -----------
            Net increase (decrease) in net assets resulting from operations ....        3,543,133          2,450,028
                                                                                      -----------        -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................         (589,792)        (1,013,301)
         Class C ...............................................................         (157,578)          (186,387)
         Class R ...............................................................           (5,301)           (15,254)
         Advisor Class .........................................................         (216,669)           (56,451)
      Net realized gains:
         Class A ...............................................................         (121,063)            (1,470)
         Class C ...............................................................          (35,341)              (267)
         Class R ...............................................................           (1,023)               (21)
         Advisor Class .........................................................          (40,634)               (32)
                                                                                      -----------        -----------
   Total distributions to shareholders .........................................       (1,167,401)        (1,273,183)
                                                                                      -----------        -----------
      Capital share transactions: (Note 2)
         Class A ...............................................................       17,254,079          5,730,786
         Class C ...............................................................        5,158,814          4,198,183
         Class R ...............................................................           (7,050)            63,989
         Advisor Class .........................................................       11,885,376          3,905,077
                                                                                      -----------        -----------
   Total capital share transactions ............................................       34,291,219         13,898,035
                                                                                      -----------        -----------
            Net increase (decrease) in net assets ..............................       36,666,951         15,074,880
Net assets:
   Beginning of period .........................................................       31,255,853         16,180,973
                                                                                      -----------        -----------
   End of period ...............................................................      $67,922,804        $31,255,853
                                                                                      ===========        ===========
Undistributed net investment income included in net assets:
   End of period ...............................................................      $   275,333        $   348,376
                                                                                      ===========        ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             34 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                             Semiannual Report | 35

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                             36 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 37

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED             YEAR ENDED
                                              FEBRUARY 28, 2010          AUGUST 31, 2009
                                           -----------------------   -----------------------
                                             SHARES       AMOUNT       SHARES       AMOUNT
                                           ---------   -----------   ---------   -----------
CLASS A SHARES:
   Shares sold .........................   1,821,673   $19,879,903   1,074,478   $10,714,644
   Shares issued in reinvestment of
      distributions ....................      36,877       404,361      43,613       427,098
   Shares redeemed .....................    (278,727)   (3,030,185)   (567,554)   (5,410,956)
                                           ---------   -----------   ---------   -----------
   Net increase (decrease) .............   1,579,823   $17,254,079     550,537   $ 5,730,786
                                           =========   ===========   =========   ===========
CLASS C SHARES:
   Shares sold .........................     596,073   $ 6,525,002     565,642   $ 5,763,164
   Shares issued in reinvestment of
      distributions ....................       9,230       101,210      14,941       146,344
   Shares redeemed .....................    (134,292)   (1,467,398)   (174,928)   (1,711,325)
                                           ---------   -----------   ---------   -----------
   Net increase (decrease) .............     471,011   $ 5,158,814     405,655   $ 4,198,183
                                           =========   ===========   =========   ===========
CLASS R SHARES:
   Shares sold .........................       2,306   $    25,505      10,147   $    97,081
   Shares issued in reinvestment of
      distributions ....................         567         6,211       1,547        15,147
   Shares redeemed .....................      (3,525)      (38,766)     (5,183)      (48,239)
                                           ---------   -----------   ---------   -----------
   Net increase (decrease) .............        (652)  $    (7,050)      6,511   $    63,989
                                           =========   ===========   =========   ===========
ADVISOR CLASS SHARES:
   Shares sold .........................   1,175,982   $12,914,895     568,964   $ 5,838,065
   Shares issued in reinvestment of
      distributions ....................      10,374       114,193       2,639        26,313
   Shares redeemed .....................    (104,390)   (1,143,712)   (192,599)   (1,959,301)
                                           ---------   -----------   ---------   -----------
   Net increase (decrease) .............   1,081,966   $11,885,376     379,004   $ 3,905,077
                                           =========   ===========   =========   ===========


                             38 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                     ----------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.500%     Up to and including $200 million
  0.450%     Over $200 million, up to and including $1.3 billion
  0.400%     In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on 0.20% of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class C ..   0.65%
Class R ..   0.50%


                             Semiannual Report | 39

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
   paid to unaffiliated brokers/dealers .....   $38,224
Contingent deferred sales charges retained ..   $   860

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $16,329, of which $15,223 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.74% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2010.

G. OTHER AFFILIATED TRANSACTIONS

At February 28, 2010, Advisors owned 36.21% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations. During the period ended February 28, 2010, there were no credits earned.


                             40 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $350,207.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $63,270,022
                                                ===========
Unrealized appreciation .....................   $ 2,741,113
Unrealized depreciation .....................      (367,683)
                                                -----------
Net unrealized appreciation (depreciation) ..   $ 2,373,430
                                                ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps, tax straddles, inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $27,841,177 and $2,950,963, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 28, 2010, the Fund had 12.77% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             Semiannual Report | 41

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                          ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                               ---------------------------------------   ---------------------------------------
DERIVATIVE CONTRACTS NOT
ACCOUNTED FOR AS HEDGING         STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
INSTRUMENTS                       LIABILITIES LOCATION       AMOUNT         LIABILITIES LOCATION        AMOUNT
----------------------------   --------------------------   ----------   --------------------------   ----------
Interest rate contracts ....   Unrealized appreciation on                Unrealized depreciation on
                               swap contracts               $   33,003   swap contracts                $     --
Foreign exchange
   contracts ...............   Unrealized appreciation on                Unrealized depreciation on
                               forward exchange contracts    1,721,189   forward exchange contracts     670,541

For the period ended February 28, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                               CHANGE IN
                                                                              UNREALIZED      AVERAGE
                                                                REALIZED     APPRECIATION      AMOUNT
DERIVATIVE CONTRACTS                                           GAIN (LOSS)  (DEPRECIATION)  OUTSTANDING
NOT ACCOUNTED FOR AS                 STATEMENT OF                FOR THE        FOR THE      DURING THE
HEDGING INSTRUMENTS              OPERATIONS LOCATIONS            PERIOD         PERIOD       PERIOD(a)
-----------------------   ----------------------------------   ----------   -------------   -----------
Interest rate             Net realized gain (loss) from swap
   contracts ..........   contracts / Net change in
                          unrealized appreciation
                          (depreciation) on investments         $ 19,934      $   36,736         11,677
Foreign exchange
   contracts ..........   Net realized gain (loss) from
                          foreign currency transactions /
                          Net change in unrealized
                          appreciation (depreciation) on
                          translation of other assets and
                          liabilities denominated in foreign
                          currencies                             261,115       1,049,598     49,082,276

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                             42 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 43

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                         LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                       -----------   -----------   -------   -----------
ASSETS:
   Investments in Securities:
      Bonds ........................   $        --   $50,576,636     $--     $50,576,636
      Short Term Investments .......    11,806,142     3,260,674      --      15,066,816
                                       -----------   -----------     ---     -----------
         Total Investments in
            Securities .............   $11,806,142   $53,837,310     $--     $65,643,452
                                       ===========   ===========     ===     ===========
      Swaps ........................            --        33,033      --          33,033
      Forward Exchange Contracts ...            --     1,721,189      --       1,721,189
LIABILITIES:
      Forward Exchange Contracts ...            --       670,541      --         670,541

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                             44 | Semiannual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

ABBREVIATIONS

CURRENCY
AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
JPY - Japanese Yen
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO
FRN - Floating Rate Note

COUNTERPARTY
BOFA - Bank of America N.A.
BZWS - Barclays Bank PLC
CITI - Citibank N.A.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse International
HSBC - HSBC Bank USA
HSBK - HSBC Bank PLC
JPHQ - JPMorgan Chase Bank, N.A.
MLCO - Merrill Lynch Capital Services, Inc.
MSCO - Morgan Stanley and Co Inc.
UBSW - UBS AG


                             Semiannual Report | 45

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON INTERNATIONAL BOND FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             46 | Semiannual Report

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

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap
Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S.Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintemleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL BOND FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

447 S 04/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.                              N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST


By /s/LAURA F. FERGERSON
------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010


By /s/MARK H. OTANI
-------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010